DocuSign Envelope ID: 95812A0E-597B-4C31-9F12-CB594CA06309

Exhibit 10.13

LEASE AGREEMENT

THIS LEASE AGREEMENT (this “Lease”) is made this 4 day of November, 2021, between ARE-MA REGION NO. 94, LLC, a Delaware limited liability company (“Landlord”), and OMEGA THERAPEUTICS, INC., a Delaware corporation (“Tenant”).

Premises: That portion of the Building containing approximately 89,246 rentable square feet, consisting of (i) approximately 78,380 rentable square feet in Suite 501, chemical storage rooms CC5 and RC5, and penthouse storage room PH5 (collectively, the “Phase 1 Premises”), and (ii) approximately 10,866 rentable square feet in Suite 105 (the “Phase 2 Premises”), all as determined by Landlord, as shown on Exhibit A. The rentable square footage of the Premises has been determined in accordance with the Standard Method of Measuring Floor Area in Office Buildings as adopted by the Building Owners and Managers Association International (ANSI/BOMA Z65.1- 2017, Method B), as customarily modified for laboratory properties in the Cambridge, Massachusetts market.

Building: That certain building in the Project currently being redeveloped and known as One Charles Park, Cambridge, Massachusetts, and located on the real property owned by Landlord and described on Exhibit B.

Project: The real property on which the Building in which the Premises are located, together with all improvements thereon and appurtenances thereto as described on Exhibit B.

Base Rent: $115.00 per rentable square foot of the Premises per year, subject to adjustment pursuant to Section 4 hereof.

Rentable Area of Premises: 89,246 sq. ft. Rentable Area of Building: 408,259 sq. ft. Rentable Area of Project: 408,259 sq. ft.

Tenant’s Share of Operating Expenses of Building: 21.86% (19.20% with respect to the Phase 1 Premises and 2.66% with respect to the Phase 2 Premises)

Security Deposit: None

Phase 1 Target Commencement Date: December 15, 2022

Phase 2 Target Commencement Date: March 15, 2023

Rent Adjustment Percentage: 3%

Base Term: Beginning on the Commencement Date and ending 180 months from the first day of the first full month following the Commencement Date. For clarity, if the Commencement Date occurs on the first day of a month, the expiration of the Base Term shall be measured from that date. If the Commencement Date occurs on a day other than the first day of a month, the expiration of the Base Term shall be measured from the first day of the following month.

Permitted Use: Research and development laboratory, general office and other related uses consistent with the character of the Project and otherwise in compliance with the provisions of Section 7 hereof.

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Address for Rent Payment:	Landlord’s Notice Address:
To be provided to Tenant prior to	26 North Euclid Avenue
the Commencement Date	Pasadena, CA 91101
Attention: Corporate Secretary

Tenant’s Notice Address:
Prior to the Commencement Date:	Following the Commencement Date:
c/o Flagship Pioneering	One Charles Park
55 Cambridge Parkway, Suite 800E	Cambridge MA 02142
Cambridge, MA 02142	Attn: Barbara Chan
Attn: Barbara Chan

In all events with a copy to:

VentureLabs VI, Inc. c/o Flagship Pioneering

55 Cambridge Parkway, Suite 800E Cambridge, MA 02142

Attn: One Charles Park Coordinator

As a courtesy, copies of notices provided by Landlord to Tenant under this Lease shall be sent to bchan@omegatherapeutics.com and OCPLeaseCoordinator@flagshippioneering.com.

The following Exhibits and Addenda are attached hereto and incorporated herein by this reference:

[X] EXHIBIT A - PREMISES DESCRIPTION [X] EXHIBIT B - DESCRIPTION OF PROJECT

[X] EXHIBIT C - WORK LETTER [X] EXHIBIT D - COMMENCEMENT DATE

[X] EXHIBIT E - RULES AND REGULATIONS [X] EXHIBIT F - TENANT’S PERSONAL PROPERTY

[X] EXHIBIT G - SHARED SPACE CONSENT

1.
Lease of Premises. Upon and subject to all of the terms and conditions of this Lease, Landlord hereby leases the Premises to Tenant and Tenant hereby leases the Premises from Landlord. The portions of the Project which are for the non-exclusive use of tenants of the Building are collectively referred to herein as the “Common Areas.” Subject to the terms and conditions of this Lease, Tenant shall have the appurtenant right to use the Common Areas for their intended uses. The Common Areas shall include, without limitation, the common loading areas located in and serving the Building, any public or common lobbies, common chases and conduits, mechanical and utility rooms, hallways, stairways, elevators and common walkways, common toilets, corridors and elevator lobbies located on multi-tenant floors, pedestrian sidewalks, landscaped areas and trash enclosures, the exterior of the Project, the loading area, and any bicycle parking and storage areas. The Common Areas shall include, without limitation, any amenities now or hereafter located in, on or otherwise serving the Project, if any, as may exist from time to time (as determined by Landlord or affiliates of Landlord, in Landlord’s (or Landlord’s affiliate’s) sole and absolute discretion) and made available, except for temporary interruptions and/or Force Majeure (as defined in Section 34), for use by Tenant and one or more other tenants of the Project and/or third parties (each, a “Project Amenity” and collectively, the “Project Amenities”). Landlord shall consider reasonable input from Tenant regarding the nature of future Project Amenities to be made available at the Building considering the workforce demographics of Tenant and other companies leasing space in the Building, but all decisions relating to such Project Amenities shall remain in the sole discretion of Landlord. Landlord reserves the right to modify Common Areas, provided that such modifications do not materially adversely affect Tenant’s access to or use of the Premises for the Permitted Use. From and after the Commencement Date through the expiration of the Term, Tenant shall have access to the Building and the Premises 24 hours a day, 7 days a week, except in the case of emergencies, as the result of Legal Requirements, the performance by Landlord of any installation, maintenance or repairs, or any other temporary interruptions, and otherwise subject to the terms of this Lease.

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2.
Delivery; Acceptance of Premises; Commencement Date.

(a)
Phase 1 Premises. Landlord shall use commercially reasonable efforts to deliver the Phase 1 Premises to Tenant on or before the Phase 1 Target Commencement Date, with Landlord’s Work related to the Phase 1 Premises Substantially Completed (“Delivery” or “Deliver”). If Landlord fails to timely Deliver the Phase 1 Premises, Landlord shall not be liable to Tenant for any loss or damage resulting therefrom, and this Lease shall not be void or voidable except as provided herein. Notwithstanding anything to the contrary contained herein, if Landlord fails to Deliver the Phase 1 Premises to Tenant within 60 days after the Phase 1 Target Commencement Date (as such date may be extended by Force Majeure delays and Tenant Delays, the “Phase 1 Abatement Date”), Base Rent payable with respect to the Phase 1 Premises shall be abated 1 day for each day after the Phase 1 Abatement Date that Landlord fails to Deliver the Phase 1 Premises to Tenant. If Landlord does not Deliver the Phase 1 Premises within 180 days of the Phase 1 Target Commencement Date for any reason other than Force Majeure and Tenant Delays, this Lease may be terminated by Tenant by written notice to Landlord, and if so terminated by Tenant, neither Landlord nor Tenant shall have any further rights, duties or obligations under this Lease, except with respect to provisions which expressly survive termination of this Lease. As used herein, the terms “Landlord’s Work,” “Tenant Delays” and “Substantially Completed” shall have the meanings set forth for such terms in the Work Letter. If Tenant does not elect to void this Lease within 5 business days of the lapse of such 180 day period set forth in this paragraph, such right to void this Lease shall be waived and this Lease shall remain in full force and effect. Until the Phase 2 Premises Commencement Date (as defined in Section 2(b)) occurs, all references to “Premises” in the Lease shall mean the Phase 1 Premises.

The “Commencement Date” shall be the earlier of: (i) the date Landlord Delivers the Phase 1 Premises to Tenant; and (ii) the date Landlord could have Delivered the Phase 1 Premises but for Tenant Delays.

Except as set forth in the Work Letter or as otherwise expressly set forth in this Lease: (i) Tenant shall accept the Phase 1 Premises in their condition as of the Commencement Date; (ii) Landlord shall have no obligation for any defects in the Phase 1 Premises; and (iii) Tenant’s taking possession of the Phase 1 Premises shall be conclusive evidence that Tenant accepts the Phase 1 Premises and that the Phase 1 Premises were in good condition at the time possession was taken. Any occupancy of the Phase 1 Premises by Tenant before the Commencement Date shall be subject to all of the terms and conditions of this Lease, excluding, so long as Tenant is not conducting business in any portion of the Phase 1 Premises, the obligation to pay Base Rent and Operating Expenses with respect to the Phase 1 Premises.

For the period of 90 consecutive days after the Commencement Date, Landlord shall, at its sole cost and expense (which shall not constitute an Operating Expense), be responsible for any repairs that are required to be made to the Building or Building Systems (as defined in Section 13) serving the Phase 1 Premises, unless Tenant or any Tenant Party was responsible for the cause of such repair, in which case Tenant shall pay the cost. Tenant shall also have the benefit of any warranties issued to Landlord in connection with Landlord’s Work related to the Phase 1 Premises.

(b)
Phase 2 Premises. Landlord shall use commercially reasonable efforts to Deliver the Phase 2 Premises to Tenant on or before the Phase 2 Target Commencement Date, with Landlord’s Work related to the Phase 2 Premises Substantially Completed. If Landlord fails to timely Deliver the Phase 2 Premises, Landlord shall not be liable to Tenant for any loss or damage resulting therefrom, and this Lease shall not be void or voidable. Notwithstanding anything to the contrary contained herein, if Landlord fails to Deliver the Phase 2 Premises to Tenant within 60 days after the Phase 2 Target Commencement Date (as such date may be extended by Force Majeure delays and Tenant Delays, the “Phase 2 Abatement Date”), Base Rent payable with respect to the Phase 2 Premises shall be abated 1 day for each day after the Phase 2 Abatement Date that Landlord fails to Deliver the Phase 2 Premises to Tenant.

“Phase 2 Commencement Date” shall be the earlier of: (i) the date Landlord Delivers the Phase 2 Premises to Tenant; and (ii) the date Landlord could have Delivered the Phase 2 Premises but for Tenant Delays.

Except as set forth in the Work Letter or as otherwise expressly set forth in this Lease: (i) Tenant

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shall accept the Phase 2 Premises in their condition as of the Phase 2 Commencement Date; (ii) Landlord shall have no obligation for any defects in the Phase 2 Premises; and (iii) Tenant’s taking possession of the Phase 2 Premises shall be conclusive evidence that Tenant accepts the Phase 2 Premises and that the Phase 2 Premises were in good condition at the time possession was taken. Any occupancy of the Phase 2 Premises by Tenant before the Phase 2 Commencement Date shall be subject to all of the terms and conditions of this Lease, excluding, so long as Tenant is not conducting business in any portion of the Phase 2 Premises, the obligation to pay Base Rent and Operating Expenses with respect to the Phase 2 Premises.

For the period of 90 consecutive days after the Phase 2 Commencement Date, Landlord shall, at its sole cost and expense (which shall not constitute an Operating Expense), be responsible for any repairs that are required to be made to the Building or Building Systems serving the Phase 2 Premises, unless Tenant or any Tenant Party was responsible for the cause of such repair, in which case Tenant shall pay the cost. Tenant shall also have the benefit of any warranties issued to Landlord in connection with Landlord’s Work related to the Phase 2 Premises.

(c)
Generally.

Upon request of Landlord, Tenant shall execute and deliver a written acknowledgment of the Commencement Date, the Phase 2 Commencement Date, and the expiration date of the Term when such are established in the form of the “Acknowledgement of Commencement Date” attached to this Lease as Exhibit D; provided, however, Tenant’s failure to execute and deliver such acknowledgment shall not affect Landlord’s rights hereunder. The “Term” of this Lease shall be the Base Term, as defined above on the first page of this Lease and any Extension Terms which Tenant may elect pursuant to Section 39 hereof.

Tenant agrees and acknowledges that neither Landlord nor any agent of Landlord has made any representation or warranty with respect to the condition of all or any portion of the Premises or the Project, and/or the suitability of the Premises or the Project for the conduct of Tenant’s business, and Tenant waives any implied warranty that the Premises or the Project are suitable for the Permitted Use. Landlord represents and warrants that the person signing this Lease on behalf of Landlord is duly authorized to execute and deliver this Lease on behalf of Landlord as a legally binding contract of Landlord. Tenant represents and warrants that the person signing this Lease on behalf of Tenant is duly authorized to execute and deliver this Lease on behalf of Tenant as a legally binding contract of Tenant. This Lease constitutes the complete agreement of Landlord and Tenant with respect to the subject matter hereof and supersedes any and all prior representations, inducements, promises, agreements, understandings and negotiations which are not contained herein. Landlord in executing this Lease does so in reliance upon Tenant’s representations, warranties, acknowledgments and agreements contained herein.

Notwithstanding anything to the contrary contained in this Lease, Tenant and Landlord acknowledge and agree that as of the date of this Lease, Landlord does not own the Project and that the effectiveness of this Lease and the delivery of the Premises to Tenant is conditioned upon Landlord acquiring fee title to the Project or entering into a master lease to become the master lessee of the Project pursuant to the existing purchase and sale agreement (as the same may be amended) between Landlord and the current owner of the Project (“Condition Precedent”). Neither Landlord nor Tenant shall have any liability whatsoever to each other relating to or arising from Landlord’s inability or failure for any reason to cause the Condition Precedent to be satisfied. If the Condition Precedent is not satisfied by January 26, 2022, then this Lease may be terminated by Landlord or Tenant by delivery of written notice to the other delivered on or before February 2, 2022. If this Lease terminates pursuant to the immediately preceding sentence, neither Landlord nor Tenant shall have any further rights, duties or obligations under this Lease: (a) the Security Deposit, or any balance thereof (i.e., after deducting therefrom all amounts to which Landlord is entitled under the provisions of this Lease), and any prepaid Base Rent shall be returned to Tenant, and (b) neither Landlord nor Tenant shall have any further rights, duties or obligations under this Lease, except with respect to provisions which expressly survive termination of this Lease.

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3.
Rent.

(a)
Base Rent. The first full month’s Base Rent for each of the Phase 1 Premises and the Phase 2 Premises shall be due and payable concurrently with Tenant’s delivery of an executed copy of this Lease to Landlord. Tenant shall pay to Landlord in advance, without demand, abatement, deduction or set-off, monthly installments of Base Rent on or before the first day of each calendar month during the Term hereof after the Commencement Date with respect to the Phase 1 Premises and after the Phase 2 Commencement Date with respect to the Phase 2 Premises, in lawful money of the United States of America, at the office of Landlord for payment of Rent set forth above, or to such other person or at such other place as Landlord may from time to time designate in writing, or via federally insured wire transfer (including ACH) pursuant to the wire instructions provided by Landlord. Payments of Base Rent for any fractional calendar month shall be prorated. The obligation of Tenant to pay Base Rent and other sums to Landlord and the obligations of Landlord under this Lease are independent obligations. Tenant shall have no right at any time to abate, reduce, or set-off any Rent (as defined in Section 5) due hereunder except for any abatement as may be expressly provided in this Lease.

(b)
Additional Rent. In addition to Base Rent, Tenant agrees to pay to Landlord as additional rent (“Additional Rent”): (i) commencing on (x) the Commencement Date with respect to the Phase 1 Premises, and (y) the Phase 2 Commencement Date with respect to the Phase 2 Premises, Tenant’s Share of “Operating Expenses” (as defined in Section 5), and (ii) any and all other amounts Tenant assumes or agrees to pay under the provisions of this Lease, including, without limitation, any and all other sums that may become due by reason of any default of Tenant or failure to comply with the agreements, terms, covenants and conditions of this Lease to be performed by Tenant, after any applicable notice and cure period.

4.
Base Rent Adjustments.

(a)
Annual Adjustments. Base Rent shall be increased on each annual anniversary of the Commencement Date (provided, however, that if the Commencement Date occurs on a day other than the first day of a calendar month, then Base Rent shall be increased on each annual anniversary of the first day of the first full calendar month immediately following the Commencement Date) (each an “Adjustment Date”) by multiplying the Base Rent payable immediately before such Adjustment Date by the Rent Adjustment Percentage and adding the resulting amount to the Base Rent payable immediately before such Adjustment Date. Base Rent, as so adjusted, shall thereafter be due as provided herein. Base Rent adjustments for any fractional calendar month shall be prorated.

(b)
Additional TI Allowance. In addition to the Tenant Improvement Allowance (as defined in the Work Letter), Landlord shall, subject to the terms of the Work Letter, make available to Tenant the Additional Tenant Improvement Allowance (as defined in the Work Letter). Commencing on the Commencement Date and continuing thereafter on the first day of each month during the Base Term, Tenant shall pay the amount necessary to fully amortize the portion of the Additional Tenant Improvement Allowance actually funded by Landlord, if any, in equal monthly payments with annual interest at a rate of 8% per annum over the Base Term, which interest shall begin to accrue on the date that Landlord first disburses such Additional Tenant Improvement Allowance or any portion(s) thereof (“TI Rent”). Any TI Rent remaining unpaid as of the expiration or earlier termination of this Lease shall be paid to Landlord in a lump sum at the expiration or earlier termination of this Lease. For the avoidance of doubt, TI Rent shall not be subject to adjustment pursuant to Section 4(a) above. Tenant may, at Tenant’s option, prepay the then-outstanding TI Rent (including applicable interest remaining unpaid) in full at any time without penalty.

5.
Operating Expense Payments. Landlord shall deliver to Tenant a written estimate of Operating Expenses for each calendar year during the Term on or before the date that is 30 days prior to the first day of each calendar year (the “Annual Estimate”), which may be revised by Landlord from time to time during such calendar year. Commencing on the Commencement Date with respect to the Phase 1 Premises and on the Phase 2 Commencement Date with respect to the Phase 2 Premises, and continuing

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thereafter on the first day of each month during the Term, Tenant shall pay Landlord an amount equal to 1/12th of Tenant’s Share of the Annual Estimate. Payments for any fractional calendar month shall be prorated.

The term “Operating Expenses” means all costs and expenses of any kind or description whatsoever incurred or accrued each calendar year by Landlord with respect to the Building including, without duplication, (i) Taxes (as defined in Section 9), (ii) the cost of upgrades to the Building or Project or enhanced services provided at the Building and/or Project which are intended to encourage social distancing, promote and protect health and physical well-being and/or intended to limit the spread of communicable diseases and/or viruses of any kind or nature (collectively, “Infectious Conditions”), (iii) the cost (including, without limitation, any commercially reasonable subsidies which Landlord may provide in connection with the Project Amenities) of the Project Amenities, (iv) costs related to the parking structures and/or other parking areas serving the Project and transportation costs (including costs associated with Landlord’s operation of or participation in a shuttle service serving the Project, if any), (v) capital repairs, improvements and replacements amortized over the lesser of 10 years and the useful life of such capital repairs, improvements and replacements, and (vi) the costs of Landlord’s third party property manager (not to exceed 3% of Base Rent) or, if there is no third party property manager, administration rent in the amount of 3% of Base Rent, excluding only:

(a)
the original construction costs of the Project, including the Base Building Improvements (as defined in the Work Letter) and renovation prior to the Commencement Date and costs of correcting defects in such original construction or renovation;

(b)
expenditures for design, permitting, construction or related costs for the expansion of the

Project;

(c)
interest, principal payments of Mortgage (as defined in Section 27) debts of Landlord, financing costs and amortization of funds borrowed by Landlord, whether secured or unsecured and all payments of base rent (but not taxes or operating expenses) under any ground lease or other underlying lease of all or any portion of the Project;

(d)
depreciation of the Project (except for capital improvements, the cost of which are includable in Operating Expenses);

(e)
advertising, legal and space planning expenses and leasing commissions and other costs and expenses incurred in procuring and leasing space to tenants for the Project, including any leasing office maintained in the Project, free rent and construction allowances for tenants;

(f)
legal and other expenses incurred in the negotiation or enforcement of leases;

(g)
completing, fixturing, improving, renovating, painting, redecorating or other work, which Landlord pays for or performs for other tenants within their premises, and costs of correcting defects in such work;

(h)
costs to be reimbursed by other tenants of the Project or Taxes to be paid directly by Tenant or other tenants of the Project, whether or not actually paid;

(i)
salaries, wages, benefits and other compensation paid to (i) personnel of Landlord or its agents or contractors above the position of the person, regardless of title, who has day-to-day management responsibility for the Project or (ii) officers and employees of Landlord or its affiliates who are not assigned in whole or in part to the operation, management, maintenance or repair of the Project; provided, however, that with respect to any such person who does not devote substantially all of his or her employed time to the Project, the salaries, wages, benefits and other compensation of such person shall be prorated to reflect time spent on matters related to operating, managing, maintaining or repairing the Project in comparison to the time spent on matters unrelated to operating, managing, maintaining or repairing the Project;

(j)
general organizational, administrative and overhead costs relating to maintaining Landlord’s

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existence, either as a corporation, partnership, or other entity, including general corporate, legal and accounting expenses;

(k)
costs (including attorneys’ fees and costs of settlement, judgments and payments in lieu thereof) incurred in connection with disputes with tenants, other occupants, or prospective tenants, and costs and expenses, including legal fees, incurred in connection with negotiations or disputes with employees, consultants, management agents, leasing agents, purchasers or mortgagees of the Building or Property;

(l)
costs incurred by Landlord due to the violation by Landlord, its employees, agents or contractors or any tenant of the terms and conditions of any lease of space in the Project or any Legal Requirement (as defined in Section 7);

(m)
penalties, fines or interest incurred as a result of Landlord’s inability or failure to make payment of Taxes and/or to file any tax or informational returns when due, or from Landlord’s failure to make any payment of Taxes required to be made by Landlord hereunder before delinquency;

(n)
overhead and profit increment paid to Landlord or to subsidiaries or affiliates of Landlord for goods and/or services in or to the Project to the extent the same exceeds the costs of such goods and/or services rendered by unaffiliated third parties on a competitive basis;

(o)
costs of Landlord’s charitable or political contributions, or of fine art maintained at the

Project;

(p)
costs in connection with services (including electricity), items or other benefits of a type which are not standard for the Project and which are not available to Tenant without specific charges therefor, but which are provided to another tenant or occupant of the Project, whether or not such other tenant or occupant is specifically charged therefor by Landlord;

(q)
costs incurred in the sale or refinancing of the Project (or any portion thereof);

(r)
net income taxes of Landlord or the owner of any interest in the Project, franchise, capital stock, gift, estate or inheritance taxes or any federal, state or local documentary taxes imposed against the Project or any portion thereof or interest therein;

(s)
costs or expenses otherwise includable in Operating Expenses to the extent actually reimbursed by insurance policies required to be maintained by Landlord in accordance with Section 17;

(t)
Operating Expense reserves (other than reserves for Taxes for the then-current year);

(u)
rentals of equipment ordinarily considered to be of a capital nature (such as elevators and HVAC systems) except if such equipment is reasonably and customarily leased either temporarily or permanently in the operation of comparable office and laboratory buildings in the Cambridge area;

(v)
any costs or expenses that are duplicative of maintenance and repair costs and expenses actually paid by Tenant in satisfaction of Tenant’s maintenance and repair obligations pursuant to this Lease;

(w)
costs or expenses occasioned by condemnation that are actually recovered by Landlord in any condemnation awards;

(x)
costs reimbursable to Landlord under any warranty carried by Landlord for the Building or the Project or any portion thereof;

(y)
costs arising from the gross negligence or willful misconduct of Landlord or its agents, and employees;

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(z)
any costs incurred to remove, study, test or remediate Hazardous Materials in or about the Premises, the Building or the Project for which Tenant is not responsible under Section 30 hereof;

(aa) the costs of signs at the Project identifying Landlord or any other tenants of the Project;

(bb) any expenses applicable to applying and reporting for the Building or the Project solely for the purpose of seeking or maintaining a Leadership in Energy and Environmental Design (LEED), WELL Building Standard, or other similar “green” certification rating above a gold standard or its equivalent;

(cc) costs associated with the maintenance or operation of the Charles Park Garage (as defined in Section 10) or other parking facilities serving the Building or the Project or any portion thereof; and

(dd) any expenses otherwise includable within Operating Expenses to the extent actually reimbursed by persons other than tenants of the Project under leases for space in the Project.

In addition, notwithstanding anything to the contrary contained in this Lease, Operating Expenses incurred or accrued by Landlord with respect to any capital improvements which are reasonably expected by Landlord to reduce overall Operating Expenses (for example, without limitation, by reducing energy usage at the Project) (the “Energy Savings Costs”) shall be amortized over a period of years equal to the least of (A) 10 years, (B) the useful life of such capital items, or (C) the quotient of (i) the Energy Savings Costs, divided by (ii) the annual amount of Operating Expenses reasonably expected by Landlord to be saved as a result of such capital improvements.

Within 90 days after the end of each calendar year (or such longer period as may be reasonably required), Landlord shall furnish to Tenant a statement (an “Annual Statement”) showing in reasonable detail: (a) the total and Tenant’s Share of actual Operating Expenses for the previous calendar year, and

(b) the total of Tenant’s payments in respect of Operating Expenses for such year. If Tenant’s Share of actual Operating Expenses for such year exceeds Tenant’s payments of Operating Expenses for such year, the excess shall be due and payable by Tenant as Rent within 30 days after delivery of such Annual Statement to Tenant. If Tenant’s payments of Operating Expenses for such year exceed Tenant’s Share of actual Operating Expenses for such year Landlord shall pay the excess to Tenant within 30 days after delivery of such Annual Statement, except that after the expiration, or earlier termination of the Term or if Tenant is delinquent in its obligation to pay Rent, Landlord shall pay the excess to Tenant after deducting all other amounts due Landlord.

Following the date that is 18 months after Landlord’s delivery of an Annual Statement to Tenant, Tenant shall not be responsible for the payment of items of Operating Expenses not reflected in such Annual Statement, except for Taxes for which Tenant is responsible under this Lease and/or any costs for which Landlord is billed after the expiration of such 18 month period.

The Annual Statement shall be final and binding upon Tenant unless Tenant, within 120 days after Tenant’s receipt thereof, shall contest any item therein by giving written notice to Landlord, specifying each item contested and the reason therefor. If, during such 120 day period, Tenant reasonably and in good faith questions or contests the accuracy of Landlord’s statement of Tenant’s Share of Operating Expenses, Landlord will provide Tenant with access to Landlord’s books and records relating to the operation of the Project and such information as Landlord reasonably determines to be responsive to Tenant’s questions (the “Expense Information”). If after Tenant’s review of such Expense Information, Landlord and Tenant cannot agree upon the amount of Tenant’s Share of Operating Expenses, then Tenant shall have the right to have a regionally or nationally recognized independent public accounting firm or an auditing firm selected by Tenant and approved by Landlord (which approval shall not be unreasonably withheld or delayed), working pursuant to a fee arrangement other than a contingent fee (at Tenant’s sole cost and expense), audit and/or review the Expense Information for the year in question (the “Independent Review”). The results of any such Independent Review shall be binding on Landlord and Tenant. If the Independent Review shows that the payments actually made by Tenant with respect to Operating Expenses for the calendar year in question exceeded Tenant’s Share of Operating Expenses for such calendar year, Landlord shall at Landlord’s option either (i) credit the excess amount to the next succeeding installments

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of estimated Operating Expenses or (ii) pay the excess to Tenant within 30 days after delivery of such statement, except that after the expiration or earlier termination of this Lease or if Tenant is delinquent in its obligation to pay Rent, Landlord shall pay the excess to Tenant after deducting all other amounts due Landlord. If the Independent Review shows that Tenant’s payments with respect to Operating Expenses for such calendar year were less than Tenant’s Share of Operating Expenses for the calendar year, Tenant shall pay the deficiency to Landlord within 30 days after delivery of such statement. If the Independent Review shows that Tenant has overpaid with respect to Operating Expenses by more than 5% then Landlord shall reimburse Tenant for all costs incurred by Tenant for the Independent Review. Operating Expenses for the calendar years in which Tenant’s obligation to share therein begins and ends shall be prorated. Notwithstanding anything set forth herein to the contrary, if the Building is not at least 95% occupied on average during any year of the Term, Tenant’s Share of Operating Expenses for such year that vary with the level of occupancy of the Building shall be computed as though the Building had been 95% occupied on average during such year.

“Tenant’s Share” shall be the percentage set forth in the Basic Lease Provisions as “Tenant’s Share of Operating Expenses of Building,” as may be reasonably adjusted by Landlord for changes in the physical size of the Premises, Building, and/or Project occurring thereafter. Landlord may equitably increase Tenant’s Share for any Operating Expenses that relate to any item of expense or cost (1) equitably and reasonably allocated only to the Premises, the Building or Property, (2) equitably and reasonably allocated to only a portion of the Building, Property or Project that includes the Premises, or

(3) a greater proportion of which is equitably and reasonably allocated to the Premises, or a portion of the Building, Property or Project that includes the Premises, as reasonably determined by Landlord. Base Rent, Tenant’s Share of Operating Expenses and all other amounts payable by Tenant to Landlord hereunder are collectively referred to herein as “Rent.”

Tenant shall have the right, within 30 days after the TI Construction Drawings (as defined in the Work Letter) with respect to the entire Premises (including the Phase 2 Premises) have been finalized, to have the TI Architect verify the rentable square footage of the Premises (“RSF Verification”). Such RSF Verification shall be performed in accordance with the Measurement Standard, using the same methodologies and assumptions as applied by Stevenson Systems in connection with its determination of the rentable square footage of the Premises reflected on page 1 of this Lease. Upon the completion of the RSF Verification, Tenant shall deliver a copy of the results of the RSF Verification to Landlord. If the RSF Verification reflects a deviation from the rentable square footage of the Premises reflected in the definitions of “Premises” and “Rentable Area of Premises,” on page 1 of this Lease then, promptly following Tenant’s delivery of the results of the RSF Verification to Landlord, the definitions of “Premises” and “Rentable Area of Premises” (and, if applicable, as reasonably determined by Landlord, “Rentable Area of Building” and/or “Rentable Area of Project”) on page 1 of this Lease, shall be amended so as to (i) reflect the actual rentable square footage thereof in the definitions of “Premises” and “Rentable Area of Premises” (and, if applicable, as reasonably determined by Landlord, “Rentable Area of Building” and/or “Rentable Area of Project”), and (ii) appropriately adjust the amount set forth in the definition of “Tenant’s Share of Operating Expenses of Building,” which were calculated based on the rentable square footages of the Premises, Building and Project originally set forth on page 1 of this Lease.

6.
Intentionally Omitted.

7.
Use.

(a)
Generally. The Premises shall be used solely for the Permitted Use set forth in the basic lease provisions on page 1 of this Lease, and in compliance with all laws, orders, judgments, ordinances, regulations, codes, directives, permits, licenses, covenants and restrictions now or hereafter applicable to the Premises, and to the use and occupancy thereof, including, without limitation, the Americans With Disabilities Act, 42 U.S.C. § 12101, et seq. (together with the regulations promulgated pursuant thereto, “ADA”) (collectively, “Legal Requirements” and each, a “Legal Requirement”). Tenant shall, upon 5 days’ written notice from Landlord, discontinue any use of the Premises which is declared by any Governmental Authority (as defined in Section 9) having jurisdiction to be a violation of a Legal Requirement. Tenant will not use or permit the Premises to be used for any purpose or in any manner that would void Tenant’s or

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Landlord’s insurance, increase the insurance risk, or cause the disallowance of any sprinkler or other credits. The Permitted Use as defined in this Lease will not result in the voidance of or an increased insurance risk or cause the disallowance of any sprinkler or other credits with respect to the insurance currently being maintained by Landlord. Tenant shall not permit any part of the Premises to be used as a “place of public accommodation”, as defined in the ADA or any similar legal requirement. Tenant shall reimburse Landlord promptly upon demand for any additional premium charged for any such insurance policy by reason of Tenant’s failure to comply with the provisions of this Section or otherwise caused by Tenant’s particular use and/or occupancy of the Premises. Tenant will use the Premises in a careful, safe and proper manner and will not commit or permit waste, overload the floor or structure of the Premises, subject the Premises to use that would damage the Premises or obstruct or interfere with the rights of Landlord or other tenants or occupants of the Project, including conducting or giving notice of any auction, liquidation, or going out of business sale on the Premises, or using or allowing the Premises to be used for any unlawful purpose. Tenant shall cause any equipment or machinery to be installed in the Premises so as to reasonably prevent sounds or vibrations from the Premises from extending into Common Areas, or other space in the Project. Tenant shall not place any machinery or equipment which would overload the floor in or upon the Premises or transport or move such items through the Common Areas of the Project or in the Building elevators without the prior written consent of Landlord. Except as may be provided under the Work Letter, Tenant shall not, without the prior written consent of Landlord, , which consent shall not be unreasonably withheld, conditioned or delayed, use the Premises in any manner which will require ventilation, air exchange, heating, gas, steam, electricity or water beyond the existing capacity of the Building as proportionately allocated to the Premises based upon Tenant’s Share as usually furnished for the Permitted Use.

Landlord shall be responsible, (i) subject to the terms of the Work Letter, for the compliance of the Phase 1 Premises with Legal Requirements (including the ADA) as of the Commencement Date, (ii) subject to the terms of the Work Letter, for the compliance of the Phase 2 Premises with Legal Requirements (including the ADA) as of the Phase 2 Commencement Date, and (iii) at Landlord’s cost, for the compliance of the Common Areas of the Project with Legal Requirements (including the ADA) as of the Commencement Date. Following the Commencement Date, Landlord shall, as an Operating Expense (to the extent such Legal Requirement is generally applicable to similar buildings in the area in which the Project is located) or at Tenant’s expense (to the extent such Legal Requirement is triggered by reason of Tenant’s, as compared to other tenants of the Project, specific use of the Premises or Tenant’s Alterations) make any alterations or modifications to the Common Areas or the exterior of the Building that are required by Legal Requirements. Except as otherwise expressly provided in the 2 immediately preceding sentences, Tenant, at its sole expense, shall make any alterations or modifications to the interior of the Premises that are required by Legal Requirements (including, without limitation, compliance of the Premises with the ADA) related to Tenant’s particular use or occupancy of the Premises. Notwithstanding any other provision herein to the contrary, Tenant shall be responsible for any and all demands, claims, liabilities, losses, costs, expenses, actions, causes of action, damages or judgments, and all reasonable expenses incurred in investigating or resisting the same (including, without limitation, reasonable attorneys’ fees, charges and disbursements and costs of suit) (collectively, “Claims”) arising out of or in connection with Legal Requirements related to Tenant’s particular use or occupancy of the Premises or Tenant’s Alterations, and Tenant shall indemnify, defend, hold and save Landlord harmless from and against any and all Claims arising out of or in connection with any failure of the Premises to comply with any Legal Requirements related to Tenant’s particular use or occupancy of the Premises or Tenant’s Alterations.

Tenant acknowledges that Landlord may, but shall not be obligated to, seek to obtain Leadership in Energy and Environmental Design (LEED), WELL Building Standard, or other similar “green” certification with respect to the Project and/or the Premises, and Tenant agrees to reasonably cooperate with Landlord, at no material cost to Tenant, and to provide such information and/or documentation as Landlord may reasonably request, in connection therewith.

(b)
Energy Use Reporting. Tenant agrees to provide, within 10 business days of written request by Landlord, such information and documentation within Tenant’s reasonable control as may be needed for compliance with the City of Cambridge Building Energy Use Disclosure Ordinance, Section

8.67.010 et seq. of the Municipal Code of the City of Cambridge (as the same may be amended, the “Cambridge Building Energy Use Disclosure Ordinance”), and other such energy or sustainability

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requirements as may be adopted from time to time by the City of Cambridge or any other governmental authority with jurisdiction over the Building, which information shall include without limitation usage at or by the Premises of electricity, natural gas, steam, hot or chilled water or other energy. Landlord shall report to the applicable governmental authority such energy usage for the Building and other Building information as required by the Cambridge Building Energy Use Disclosure Ordinance.

8.
Holding Over. If, with Landlord’s express written consent, Tenant retains possession of the Premises after the termination of the Term, (i) unless otherwise agreed in such written consent, such possession shall be subject to immediate termination by Landlord at any time, (ii) all of the other terms and provisions of this Lease (including, without limitation, the adjustment of Base Rent pursuant to Section 4 hereof) shall remain in full force and effect (excluding any expansion or renewal option or other similar right or option) during such holdover period, (iii) Tenant shall continue to pay Base Rent in the amount payable upon the date of the expiration or earlier termination of this Lease or such other amount as Landlord may indicate, in Landlord’s sole and absolute discretion, in such written consent, and (iv) all other payments shall continue under the terms of this Lease. If Tenant remains in possession of the Premises after the expiration or earlier termination of the Term without the express written consent of Landlord, (A) Tenant shall become a tenant at sufferance upon the terms of this Lease except that the monthly rental shall be equal to 150% of Rent in effect during the last 30 days of the Term, and (B) if such occupancy shall continue for more than 60 days, Tenant shall be responsible for all damages suffered by Landlord resulting from or occasioned by Tenant’s holding over, including consequential damages; provided, however, that if Tenant delivers a written inquiry to Landlord within 30 days prior to the expiration or earlier termination of the Term, Landlord will notify Tenant whether the potential exists for consequential damages. No holding over by Tenant, whether with or without consent of Landlord, shall operate to extend this Lease except as otherwise expressly provided, and this Section 8 shall not be construed as consent for Tenant to retain possession of the Premises. Acceptance by Landlord of Rent after the expiration of the Term or earlier termination of this Lease shall not result in a renewal or reinstatement of this Lease.

9.
Taxes. Landlord shall pay, as part of Operating Expenses, all taxes, levies, fees, assessments and governmental charges of any kind, existing as of the Commencement Date or thereafter enacted (collectively referred to as “Taxes”), imposed by any federal, state, regional, municipal, local or other governmental authority or agency, including, without limitation, quasi-public agencies (collectively, “Governmental Authority”) during the Term, including, without limitation, all Taxes: (i) imposed on or measured by or based, in whole or in part, on rent payable to (or gross receipts received by) Landlord under this Lease and/or from the rental by Landlord of the Building, Property or Project or any portion thereof, or (ii) based on the square footage, assessed value or other measure or evaluation of any kind of the Premises, Building, Property or Project or portion thereof, or (iii) assessed or imposed by or on the operation or maintenance of any portion of the Premises, Building, Property or Project, including parking, or (iv) assessed or imposed by, or at the direction of, or resulting from Legal Requirements, or interpretations thereof, promulgated by, any Governmental Authority, or (v) imposed as a license or other fee, charge, tax or assessment on Landlord’s business or occupation of leasing space in the Building, Property or Project or portion thereof. Landlord may contest by appropriate legal proceedings the amount, validity, or application of any Taxes or liens securing Taxes. If Landlord secures an abatement or refund for the Project for a period during the Term, Tenant shall receive Tenant’s Share of such abatement or refund (i.e., the net amount after paying all reasonable costs and expenses of securing the abatement or refund, including reasonable attorneys’ fees) as credit to be applied by Landlord against Operating Expenses next coming due (or, if no further Operating Expenses are due from Tenant under this Lease and Tenant is not in Default under this Lease, a cash payment to Tenant). Taxes shall not include any net income taxes or franchise, estate, inheritance, succession, gift or excess profit taxes imposed on Landlord except to the extent such taxes are in substitution for any Taxes payable hereunder, or any penalties for late payment of Taxes. If any such Tax is levied or assessed directly against Tenant, then Tenant shall be responsible for and shall pay the same at such times and in such manner as the taxing authority shall require. Operating Expenses hereunder shall also include the cost of tax monitoring services provided to Landlord with respect to the Building, Property or Project. Tenant shall pay, prior to delinquency, any and all Taxes levied or assessed against any personal property or trade fixtures placed by Tenant in the Premises, whether levied or assessed against Landlord or Tenant. If any Taxes on Tenant’s personal property or trade fixtures are levied against Landlord or Landlord’s property, or if the assessed valuation of the Building, Property or

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Project is increased by a value attributed by the applicable taxing authority to improvements in or alterations to the Premises, whether owned by Landlord or Tenant and whether or not affixed to the real property so as to become a part thereof, higher than the base valuation on which Landlord from time-to-time allocates Taxes to all tenants in the Building, Property or Project, or portion thereof of which the Premises are a part, Landlord shall have the right, but not the obligation, to pay such Taxes. Landlord’s reasonable determination of any excess assessed valuation shall be binding and conclusive, absent manifest error. The amount of any such payment by Landlord shall constitute Additional Rent due from Tenant to Landlord within 30 days of Landlord’s written demand.

10.
Parking and PTDM.

(a)
Parking and Monthly Parking Charge. Subject to all applicable Legal Requirements, Force Majeure, or a Taking (as defined in Section 19 below), commencing on the Commencement Date with respect to the Phase 1 Premises and on the Phase 2 Commencement Date with respect to the Phase 2 Premises, Tenant shall be allocated (and shall be required to pay Monthly Parking Charges (as defined below) for) 1.0 parking spaces per 1,000 rentable square feet of the Premises (“Tenant’s Parking Allocation”) in the parking facility serving the Building (the “Charles Park Garage”), which parking spaces shall be located in those areas designated for non-reserved parking, subject in each case to Landlord’s rules and regulations. Parking spaces within the Charles Park Garage in excess (i) of the number of parking spaces required to meet the parking allocation of the tenants of the Building (1.0 parking space per 1,000 per rentable square feet of space leased by each such tenant), plus

(ii) the number of parking spaces allocated, as determined by Landlord in its sole and absolute discretion, for “guest” parking, shall be designated as a “Surplus Parking Pool” and parking spaces from the Surplus Parking Pool shall be proportionately allocated to tenants of the Building, subject to each tenant’s payment of Monthly Parking Charges for all such additional parking spaces from the Surplus Parking Pool. Notwithstanding the foregoing, Landlord shall have the right at any time upon written notice to the tenants of the Building, including Tenant, to reduce the number of parking spaces included as part of the Surplus Parking Pool or to eliminate the Surplus Parking Pool, in connection with any development or redevelopment by Landlord or any affiliate of Landlord at the Project, including any expansion thereof. Landlord shall not be responsible for enforcing Tenant’s parking rights against any third parties, including other tenants of the Project. The “Monthly Parking Charge” shall mean the market rate monthly charge therefor designated by Landlord, adjusted reasonably and no more frequently than once in any 12-month period, based upon the rates charged by comparable parking facilities in the vicinity of the Project, which Monthly Parking Charge is anticipated as of the Commencement Date to be equal to $450.00 per space per month, plus applicable taxes.

(b)
Parking and Transportation Demand Management. There is currently no PTDM (as defined below) in place for the Project. If a PTDM is implemented at any time, Tenant shall, at Tenant’s sole expense, for so long as a parking and traffic demand management plan approved by the City of Cambridge (as amended from time to time, the “PTDM”), is applicable to the Project, comply with the PTDM as applicable to the Project, including without limitation, as applicable (i) offer to subsidize mass transit monthly passes for all of its employees who work in the Premises in accordance with the terms set forth in the PTDM; (ii) implement a Commuter Choice Program and the MBTA’s Corporate Pass Plan; (iii) discourage single-occupant vehicle (“SOV”) use by its employees; (iv) promote alternative modes of transportation and use of alternative work hours; (v) at Landlord’s request, meet with Landlord and/or its representatives no more frequently than quarterly to discuss transportation programs and initiatives; (vi) participate in annual surveys, monitoring transportation programs and initiatives at the Campus, and, without limitation, achieve a sixty (60%) percent response rate for patron surveys; (vii) cooperate with Landlord in connection with transportation programs and initiatives promulgated pursuant to the PTDM; (viii) provide alternative work programs (such as telecommuting, flex-time and compressed work weeks) to its employees in order to reduce traffic impacts in Cambridge during peak commuter hours; (ix) offer an emergency ride home (“ERH”) through the Charles River Transportation Management Association (“CRTMA”), or have its own ERH program, for all employees who commute by non-SOV mode at least 3 days a week and who are eligible to park in the parking spaces in the parking facility described above; (x) cooperate with the Cambridge Office of Workforce Development to expand employment opportunities for Cambridge residents; (xi) become a member of the CRTMA and cause the EZ Ride shuttle service to service the Building; (xii) in the event that the single occupancy vehicle and traffic generation modal split

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limits of the PTDM are exceeded, charge each user of a parking space the market rate for parking in Kendall Square/East Cambridge therefor; (xiii) comply with the requirements of any other parking and traffic demand management plan to which Tenant may be a party from time to time; (xiii) designate an employee transportation coordinator for the Building; and (xiv) otherwise cooperate with Landlord in encouraging employees to seek alternate modes of transportation.

11.
Utilities, Services.

(a)
Generally. Landlord shall provide, subject to the terms of this Section 11, water, electricity, heat, light, power, sewer, and other utilities (including gas and fire sprinklers to the extent the Building is plumbed for such services), refuse and trash collection and janitorial services (collectively, “Utilities”). Landlord shall pay, as Operating Expenses or subject to Tenant’s reimbursement obligation below, for all Utilities used on the Premises, all maintenance charges for Utilities, and any storm sewer charges or other similar charges for Utilities imposed by any Governmental Authority or Utility provider, and any taxes, penalties, surcharges or similar charges thereon. Electricity for lights and plugs shall be separately metered or check-metered. Landlord may cause, at Landlord’s expense, any other Utilities to be separately metered or charged directly to Tenant by the provider. Tenant shall pay directly to the Utility provider, prior to delinquency, any separately metered Utilities and services which may be furnished to Tenant or the Premises during the Term. Tenant shall pay, as part of Operating Expenses, its share of all charges for jointly metered Utilities based upon consumption, as reasonably determined by Landlord. No interruption or failure of Utilities, from any cause whatsoever other than Landlord’s willful misconduct, shall result in eviction or constructive eviction of Tenant, termination of this Lease or, except as otherwise provided in the immediately following paragraph, the abatement of Rent.

Notwithstanding anything to the contrary set forth herein, if (i) a stoppage of an Essential Service (as defined below) to the Premises shall occur and such stoppage is due solely to the gross negligence or willful misconduct of Landlord and not due in any part to any act or omission on the part of Tenant or any Tenant Party or any matter beyond Landlord’s reasonable control (any such stoppage of an Essential Service being hereinafter referred to as a “Service Interruption”), and (ii) such Service Interruption continues for more than 5 consecutive business days after Landlord shall have received written notice thereof from Tenant, and (iii) as a result of such Service Interruption, the conduct of Tenant’s normal operations in the Premises are materially and adversely affected, then, there shall be an abatement of one day’s Base Rent for each day during which such Service Interruption continues after such 5 business day period; provided, however, that if any part of the Premises is reasonably useable for Tenant’s normal business operations or if Tenant conducts all or any part of its operations in any portion of the Premises notwithstanding such Service Interruption, then the amount of each daily abatement of Base Rent shall only be proportionate to the nature and extent of the interruption of Tenant’s normal operations or ability to use the Premises. The rights granted to Tenant under this paragraph shall be Tenant’s sole and exclusive remedy resulting from a failure of Landlord to provide services, and Landlord shall not otherwise be liable for any loss or damage suffered or sustained by Tenant resulting from any failure or cessation of services. For purposes hereof, the term “Essential Services” shall mean the following services: HVAC service, water, sewer and electricity, but in each case only to the extent that Landlord has an obligation to provide same to Tenant under this Lease.

(b)
Generator. Landlord’s sole obligation for either providing an emergency generator or providing emergency back-up power to Tenant shall be: (i) to provide an emergency generator with not less than the stated capacity of the emergency generator located in the Building as of the Commencement Date, and (ii) to contract with a third party to maintain the emergency generator as per the manufacturer’s standard maintenance guidelines. Except as otherwise provided in the immediately preceding sentence, Landlord shall have no obligation to provide Tenant with an operational emergency generator or back-up power or to supervise, oversee or confirm that the third party maintaining the emergency generator is maintaining the generator as per the manufacturer’s standard guidelines or otherwise. During any period of replacement, repair or maintenance of the emergency generator when the emergency generator is not operational, including any delays thereto due to the inability to obtain parts or replacement equipment, Landlord shall have no obligation to provide Tenant with an alternative back-up generator or generators or alternative sources of back-up power. Tenant expressly acknowledges and agrees that Landlord does not guaranty that such emergency generator will be operational at all times or that emergency power will be

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available to the Premises when needed. In no event shall Landlord be liable to Tenant or any other party for any damages of any type, whether actual or consequential, suffered by Tenant or any such other person in the event that any emergency generator or back-up power or any replacement thereof fails or does not provide sufficient power.

Tenant agrees to provide Landlord with access to Tenant’s water and/or energy usage data on a monthly basis, either by providing Tenant’s applicable utility login credentials to Landlord’s Measurabl online portal, or by another delivery method reasonably agreed to by Landlord and Tenant. The costs and expenses incurred by Landlord in connection with receiving and analyzing such water and/or energy usage data (including, without limitation, as may be required pursuant to applicable Legal Requirements) shall be included as part of Operating Expenses.

(c)
Loading Dock/Freight Elevator. Tenant may use the common loading dock and freight elevator serving the Building during the Term in common with others entitled thereto at no additional charge. The regular hours of operation of the loading dock and freight elevator are 6:00am to 6:00pm Monday through Friday and 8:00am to 2:00pm on Saturdays, subject to downtime for maintenance and repairs.

(d)
Acid Neutralization System. Landlord shall provide Tenant with non-exclusive access to the acid neutralization system installed as part of Landlord’s Work (“Acid Neutralization System”) pursuant to the terms and conditions of this Lease. Tenant acknowledges and agrees that the Acid Neutralization System shall be shared with other tenants of the Building. Tenant shall pay its share of ongoing operation costs of the Acid Neutralization System as an Operating Expense, as allocated by Landlord among Tenant and other user tenants on a pro rata basis, with Tenant’s share based on the ratio of the rentable square footage of the Premises to the sum of the rentable square footages of the Premises and the premises of all other user tenants. Landlord’s sole obligations for providing the Acid Neutralization System, or any acid neutralization system facilities, to Tenant shall be (the “Acid Neutralization Obligations”) to (i) use reasonable efforts to obtain and maintain the permit required from the Massachusetts Water Resources Authority for discharge through the Acid Neutralization System (the “Discharge Permit”), provided that Tenant reasonably cooperates with Landlord and provides all information and documents reasonably necessary in connection with the Discharge Permit; and (ii) contract with a third party to maintain the Acid Neutralization System as operating as per the manufacturer’s standard maintenance guidelines. Notwithstanding anything herein to the contrary, if the Acid Neutralization System must be replaced and the cost thereof is not included in such third party maintenance contract, then, Landlord shall replace the Acid Neutralization System, it being acknowledged, however, that Tenant shall be responsible for its share of all costs incurred in connection therewith as an Operating Expense, as provided in Section 5 above (subject to amortization set forth therein relating to capital improvements).

Tenant shall be solely responsible for the use of the Acid Neutralization System by Tenant and all Tenant Parties or any party other than Landlord or Landlord’s contractors, and Tenant shall be jointly and severally responsible for the use of the Acid Neutralization System with the other user tenants. Tenant shall use, and cause other parties under its control or for which it is responsible to use, the Acid Neutralization System in accordance with this Lease and in accordance with all applicable Legal Requirements, the Discharge Permit and any permits and approvals from Governmental Authorities for or applicable to Tenant’s use of the Acid Neutralization System. Tenant shall not take any action or make any omission that would result in a violation of the Discharge Permit or any other permit or Legal Requirements applicable to the Acid Neutralization System. Tenant’s compliance with applicable permits and Legal Requirements shall include but not be limited to posting signs at all sinks located in the Premises containing applicable notices regarding the use of sink drains for the disposal of chemicals and other Hazardous Materials. Tenant shall maintain a chemical management plan prohibiting the improper discharge or disposal of chemicals. Tenant shall train all laboratory personnel in the Premises on the proper disposal of chemicals and other Hazardous Materials. Landlord reserves the right, at any time and from time to time, to require reasonable limitations and restrictions on discharges by Tenant to the Acid Neutralization System as Landlord may reasonably determine to be necessary for the operation of the Acid Neutralization System. Landlord and its contractors and consultants shall be permitted to perform periodic sampling of all substances regulated under permits applicable to the Acid Neutralization System, including without limitation the discharge permit issued by the Massachusetts Water Resources Authority (“MWRA”), or as otherwise deemed appropriate by Landlord in

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its sole discretion. Landlord and its contractors and consultants shall be permitted to perform periodic inspections of the Acid Neutralization System and the discharge points and connections thereto located in the Premises. If requested by Landlord based on conditions pertaining to the Acid Neutralization System, Tenant shall promptly provide updates to its Hazardous Materials List (as defined in Section 30(b) below) to Landlord. Tenant shall promptly notify Landlord of any changes in the flow volume or properties that could impact the operation of the Acid Neutralization System or compliance with applicable permits or Legal Requirements, including without limitation a discharge known or reasonably believed to be non-compliant, changes in Tenant’s operations in the Premises and addition of new equipment by Tenant such as cage washers, glass washers or autoclaves.

The scope of the Decommissioning and HazMat Closure Plan (as defined in Section 28 of this Lease) shall include all actions for the proper cleaning, decommissioning and cessation of Tenant’s use of the Acid Neutralization System, and all requirements under this Lease for the surrender of the Premises shall also apply to Tenant’s cessation of use of the Acid Neutralization System, in each case whether at Lease expiration, termination or prior thereto (but Tenant shall not be required to complete the decommissioning of the Acid Neutralization System if other tenants or occupants will continue to use the same after the expiration or earlier termination of this Lease, nor shall Tenant be responsible for or bear any costs of decommissioning arising from the use of the Acid Neutralization System by any party other than Tenant; it being agreed that if multiple tenants use the Acid Neutralization System, then Landlord shall be responsible for completing the decommissioning thereof, and Tenant shall pay to Landlord within thirty (30) days after invoice therefor Tenant’s share of the reasonable, actual costs of decommissioning based on the ratio of the rentable square footage of the Premises to the rentable square footage of the Premises and the premises of all other user tenants). The obligations of Tenant under this Lease with respect to the Acid Neutralization System shall be joint and several with such other tenants as aforesaid, except in the event that Tenant can prove to Landlord’s reasonable satisfaction that neither Tenant nor any Tenant Party caused, contributed to or exacerbated the matter for which Tenant would otherwise be jointly and severally responsible but for this exception. Without in any way limiting the Acid Neutralization Obligations, Landlord shall have no obligation to provide Tenant with operational emergency or back-up acid neutralization facilities or to supervise, oversee or confirm that the third party maintaining the Acid Neutralization System is maintaining such system as per the manufacturer’s standard guidelines or otherwise. During any period of replacement, repair or maintenance of the Acid Neutralization System when such system is not operational, including any delays thereto due to the inability to obtain parts or replacement equipment, Landlord shall have no obligation to provide Tenant with an alternative back-up system or facilities. Tenant expressly acknowledges and agrees that Landlord does not guaranty that such Acid Neutralization System will be operational at all times or that such system will be available to the Premises when needed. Without in any way limiting the Acid Neutralization Obligations, in no event shall Landlord be liable to Tenant or any other party for any damages of any type, whether actual or consequential, suffered by Tenant or any such other person in the event that the Acid Neutralization System or back-up system, if any, or any replacement thereof fails or does not operate in a manner that meets Tenant’s requirements. For the avoidance of doubt, the foregoing shall not abrogate Landlord’s responsibilities under this Lease.

12.
Alterations and Tenant’s Property. Any alterations, additions, or improvements made to the Premises by or on behalf of Tenant (not including the Tenant Improvements which are governed by the Work Letter), including additional locks or bolts of any kind or nature upon any doors or windows in the Premises, but excluding installation, removal or realignment of furniture systems (other than removal of furniture systems owned or paid for by Landlord) not involving any modifications to the structure or connections (other than by ordinary plugs or jacks) to Building Systems (as defined in Section 13) (“Alterations”) shall be subject to Landlord’s prior written consent, which may be given or withheld in Landlord’s sole discretion if any such Alteration affects the structure or Building Systems, but which shall otherwise not be unreasonably withheld, conditioned or delayed. Tenant may construct nonstructural, cosmetic Alterations in the Premises that will not affect the operations of any Building Systems, without Landlord’s prior approval if the aggregate cost of all such work in any 12 month period does not exceed $4.00 per rentable square foot of the Premises (excluding paint and floor coverings) (a “Notice-Only Alteration”), provided Tenant notifies Landlord in writing of such intended Notice-Only Alteration, and such

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notice shall be accompanied by plans, specifications, work contracts and such other information concerning the nature and cost of the Notice-Only Alteration as may be reasonably requested by Landlord, which notice and accompanying materials shall be delivered to Landlord not less than 15 days in advance of any proposed construction. If Landlord approves any Alterations, Landlord may impose such commercially reasonable conditions on Tenant in connection with the commencement, performance and completion of such Alterations as Landlord may deem appropriate in Landlord’s reasonable discretion. Any request for approval shall be in writing, delivered not less than 15 business days in advance of any proposed construction, and accompanied by plans, specifications, bid proposals, work contracts and such other information concerning the nature and cost of the alterations as may be reasonably requested by Landlord, including the identities and mailing addresses of all persons performing work or supplying materials. Any disapproval of plans and specifications for Alterations shall be accompanied by a specific statement of the reason(s) therefor. All architects, consultants, contractors and other persons performing work or supplying materials shall be subject to Landlord’s prior written approval, such approval not to be unreasonably withheld, conditioned or delayed. Landlord’s right to review plans and specifications and to monitor construction shall be solely for its own benefit, and Landlord shall have no duty to ensure that such plans and specifications or construction comply with applicable Legal Requirements. Tenant shall cause, at its sole cost and expense, all Alterations to comply with insurance requirements and with Legal Requirements and shall implement at its sole cost and expense any alteration or modification required by Legal Requirements as a result of any Alterations. Tenant shall pay to Landlord, as Additional Rent, within 30 days after demand therefor from Landlord, an amount equal to the reasonable third party out-of-pocket costs incurred by Landlord for plan review, coordination, scheduling and supervision with respect to each Alteration. Before Tenant begins any Alteration, Landlord may post on and about the Premises notices of non-responsibility pursuant to applicable law. Tenant shall reimburse Landlord for, and indemnify and hold Landlord harmless from, any expense incurred by Landlord by reason of faulty work done by Tenant or its contractors, delays caused by such work, or inadequate cleanup.

In connection with any Alteration the cost of which is expected to exceed $5,000,000.00, Landlord may require Tenant to furnish security or make other arrangements satisfactory to Landlord to assure payment for the completion of all Alterations work free and clear of liens. Tenant shall, with respect to all Alterations, shall provide (and cause each contractor or subcontractor to provide) certificates of insurance for workers’ compensation and other coverage in amounts and from an insurance company satisfactory to Landlord protecting Landlord against liability for personal injury or property damage during construction. Upon completion of any Alterations, Tenant shall deliver to Landlord: (i) sworn statements setting forth the names of all contractors and subcontractors who did the work and final lien waivers from all such contractors and subcontractors; and (ii) “as built” plans for any such Alteration. Notwithstanding anything to the contrary set forth herein, in no event shall Tenant be required to provide Landlord with a payment or performance bond with respect to the Tenant Improvements.

Other than (i) the items, if any, listed on Exhibit F attached hereto, (ii) any items agreed by Landlord in writing to be included on Exhibit F in the future, and (iii) any trade fixtures, machinery, equipment and other personal property not paid for out of the TI Fund (as defined in the Work Letter) which may be removed without material damage to the Premises, which damage shall be repaired (including capping or terminating utility hook-ups behind walls) by Tenant during the Term (collectively, “Tenant’s Property”), all property of any kind paid for with the TI Fund, all Alterations, real property fixtures, built-in machinery and equipment, built-in casework and cabinets and other similar additions and improvements built into the Premises so as to become an integral part of the Premises, such as fume hoods which penetrate the roof or plenum area, built-in cold rooms, built-in warm rooms, walk-in cold rooms, walk-in warm rooms, deionized water systems, glass washing equipment, autoclaves, chillers, built-in plumbing, electrical and mechanical equipment and systems, and any power generator and transfer switch (collectively, “Installations”) shall be and shall remain the property of Landlord during the Term and following the expiration or earlier termination of the Term, shall not be removed by Tenant at any time during the Term and shall remain upon and be surrendered with the Premises as a part thereof in accordance with Section 28 following the expiration or earlier termination of this Lease; provided, however, that Landlord shall, at the time its approval of such Installation is requested, or at the time it receives notice of a Notice-Only Alteration, notify Tenant if it has elected to cause Tenant to remove such Installation upon the expiration or earlier termination of this Lease, except that Landlord shall not require removal of customary office cabling unless otherwise required by Legal Requirements. If Landlord so elects, Tenant shall remove such Installation upon the expiration or

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earlier termination of this Lease and restore any damage caused by or occasioned as a result of such removal, including, when removing any of Tenant’s Property which was plumbed, wired or otherwise connected to any of the Building Systems, capping off all such connections behind the walls of the Premises and repairing any holes. During any such restoration period, Tenant shall pay Rent to Landlord as provided herein as if said space were otherwise occupied by Tenant.

Notwithstanding anything to the contrary contained herein, Tenant shall not be required to remove or restore any Tenant Improvements that are generic in nature and reusable by future tenants of the Premises for laboratory/life science purposes, as reasonably determined by Landlord at the time of Landlord’s approval of the Space Plans (as defined in the Work Letter) (and with respect to any Changes (as such term is defined in the Work Letter), at the time Landlord’s approval of any such Change), nor shall Tenant have the right to remove such Tenant Improvements at any time during the Term, other than in accordance with the terms of this Section 12. Notwithstanding anything to the contrary contained in this Lease or the Work Letter, Tenant may during the Term, replace components of furniture, fixtures and equipment paid for out of the Additional Tenant Improvement Allowance with “like-kind” furniture, fixtures and equipment reasonably acceptable to Landlord, which replacement components shall become Landlord’s property at remain in the Premises at the expiration or earlier termination of the Term.

13.
Landlord’s Repairs. Landlord, as an Operating Expense (except to the extent the cost thereof is excluded from Operating Expenses pursuant to Section 5 hereof), shall maintain, or cause to be maintained, the roof and all of the structural, exterior, parking and other Common Areas of the Building and Project, and all building systems serving the Premises and other portions of the Project including, without limitation, HVAC, plumbing, fire sprinklers, elevators (“Building Systems”), in good operating order and repair, reasonable wear and tear and uninsured losses and damages caused by Tenant, or by any of Tenant’s assignees, sublessees, licensees, agents, servants, employees, invitees and contractors (or any of Tenant’s assignees, sublessees and/or licensees respective agents, servants, employees, invitees and contractors) (collectively, “Tenant Parties”) excluded. Losses and damages caused by Tenant or any Tenant Party shall be repaired by Landlord, to the extent not covered by insurance, at Tenant’s sole cost and expense. Landlord reserves the right to stop Building Systems services when necessary (i) by reason of accident or emergency, or (ii) for planned repairs, alterations or improvements, which are, in the judgment of Landlord, desirable or necessary to be made, until said repairs, alterations or improvements shall have been completed. Landlord shall have no responsibility or liability for failure to supply Building Systems services during any such period of interruption; provided, however, that Landlord shall, except in case of emergency, make a commercially reasonable effort to give Tenant 48 hours advance notice of any planned stoppage of Building Systems services for routine maintenance, repairs, alterations or improvements. Landlord shall use reasonable efforts to minimize interference with Tenant’s operations in the Premises during such planned stoppages of Building Systems and shall use reasonable efforts to coordinate such planned stoppages in advance (except in the case of an emergency) with Tenant. Tenant shall promptly give Landlord written notice of any repair required by Landlord pursuant to this Section, after which Landlord shall make a commercially reasonable effort to effect such repair. Landlord shall not be liable for any failure to make any repairs or to perform any maintenance unless such failure shall persist for an unreasonable time after Tenant’s written notice of the need for such repairs or maintenance. Tenant waives its rights under any state or local law to terminate this Lease or to make such repairs at Landlord’s expense and agrees that the parties’ respective rights with respect to such matters shall be solely as set forth herein. Repairs required as the result of fire, earthquake, flood, vandalism, war, or similar cause of damage or destruction shall be controlled by Section 18.

14.
Tenant’s Repairs. Subject to Section 13 hereof, Tenant, at its expense, shall repair, replace and maintain, in the condition the same are in on the Commencement Date (reasonable wear and tear and damage by casualty excepted), all portions of the Premises, including, without limitation, entries, doors, ceilings, interior windows, interior walls, and the interior side of demising walls. Should Tenant fail to make any such repair or replacement or fail to maintain the Premises, Landlord shall give Tenant written notice of such failure. If Tenant fails to commence cure of such failure within 10 days of Landlord’s written notice, and thereafter diligently prosecute such cure to completion, Landlord may perform such work and shall be reimbursed by Tenant within 30 days after Landlord’s written demand therefor; provided, however, that if such failure by Tenant creates or could reasonably be expected to create an emergency, Landlord may immediately commence cure of such failure and shall thereafter be entitled to recover the costs of such

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cure from Tenant. Subject to Sections 17 and 18, Tenant shall bear the full uninsured cost of any repair or replacement to any part of the Project that results from damage caused by Tenant or any Tenant Party and any repair that benefits only the Premises.

15.
Mechanic’s Liens. Tenant shall discharge, by bond or otherwise, any mechanic’s lien filed against the Premises or against the Building, Property or Project for work claimed to have been done for, or materials claimed to have been furnished to, Tenant within 10 business days after Tenant receives written notice of the filing thereof, at Tenant’s sole cost and shall otherwise keep the Premises and the Building, Property and Project free from any liens arising out of work performed, materials furnished or obligations incurred by Tenant. Should Tenant fail to discharge any lien described herein, Landlord shall have the right, but not the obligation, to pay such claim or post a bond or otherwise provide security to eliminate the lien as a claim against title to the Building, Property or Project and the cost thereof shall be immediately due from Tenant as Additional Rent within 5 days of written demand therefor. If Tenant shall lease or finance the acquisition of office equipment, furnishings, or other personal property of a removable nature utilized by Tenant in the operation of Tenant’s business, Tenant warrants that any Uniform Commercial Code Financing Statement filed as a matter of public record by any lessor or creditor of Tenant will upon its face or by exhibit thereto indicate that such Financing Statement is applicable only to removable personal property of Tenant located within the Premises. In no event shall the address of the Building or Project be furnished on the statement without qualifying language as to applicability of the lien only to removable personal property, located in an identified suite held by Tenant.

16.
Indemnification. Subject to the penultimate paragraph of Section 17, Tenant hereby indemnifies and agrees to defend, save and hold Landlord, its officers, directors, employees, managers, agents, sub-agents, constituent entities and lease signatories (collectively, “Landlord Indemnified Parties”) and Holders of Mortgages (each as defined in Section 27 below) as to which Tenant has been given notice harmless from and against any and all Claims for injury or death to persons or damage to property occurring within or about the Premises, arising directly or indirectly out of the use or occupancy of the Premises or the Project by Tenant or any Tenant Parties (including, without limitation, any act, omission or neglect by Tenant or any Tenant Parties in or about the Premises or at the Project) or a breach or default by Tenant in the performance of any of its obligations hereunder, except to the extent caused by the willful misconduct or negligence of Landlord Indemnified Parties. Landlord Indemnified Parties shall not be liable to Tenant for, and Tenant assumes all risk of damage to, personal property (including, without limitation, loss of records kept within the Premises). Tenant further hereby irrevocably waives any and all Claims for injury to Tenant’s business or loss of income relating to any such damage or destruction of personal property (including, without limitation, any loss of records). Landlord Indemnified Parties shall not be liable for any damages arising from any act, omission or neglect of any tenant in the Project or of any other third party.

Subject to all of the other provisions of this Lease including, without limitation, the waivers provided in Sections 17 and 36, Landlord hereby indemnifies and agrees to defend, save and hold Tenant harmless from and against any and all third party Claims for injury or death to persons or damage to property occurring within the Common Areas of the Project caused by Landlord’s willful misconduct or negligence, except to the extent caused by the willful misconduct or negligence of Tenant or its employees or agents.

17.
Insurance. Landlord shall maintain all risk property and, if applicable, sprinkler damage insurance covering the full replacement cost of the Building. Landlord shall further procure and maintain commercial general liability insurance with a single loss limit of not less than $2,000,000 for bodily injury and property damage with respect to the Project. Landlord may, but is not obligated to, maintain such other insurance and additional coverages as it may deem necessary, including, but not limited to, flood, environmental hazard and earthquake, loss or failure of building equipment, errors and omissions, rental loss during the period of repair or rebuilding, workers’ compensation insurance and fidelity bonds for employees employed to perform services and insurance for any improvements installed by Tenant or which are in addition to the standard improvements customarily furnished by Landlord without regard to whether or not such are made a part of the Project. All such insurance shall be included as part of the Operating Expenses. The Building and Property may be included in a blanket policy (in which case the cost of such insurance allocable to the Building and Property will be determined by Landlord based upon the insurer’s

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cost calculations). Tenant shall also reimburse Landlord for any increased premiums or additional insurance which Landlord reasonably deems necessary as a result of Tenant’s particular use of the Premises.

Tenant, at its sole cost and expense, shall maintain during the Term: all risk property insurance with business interruption and extra expense coverage, covering the full replacement cost of all property and improvements installed or placed in the Premises by Tenant at Tenant’s expense; workers’ compensation insurance with no less than the minimum limits required by law; employer’s liability insurance with employers liability limits of $1,000,000 bodily injury by accident – each accident,

$1,000,000 bodily injury by disease – policy limit, and $1,000,000 bodily injury by disease – each employee; and commercial general liability insurance, with a minimum limit of not less than $5,000,000 per occurrence for bodily injury and property damage with respect to the Premises (the “Umbrella Policy”). The commercial general liability insurance maintained by Tenant shall name Alexandria Real Estate Equities, Inc., and Landlord, its officers, directors, employees, managers, agents, sub-agents, constituent entities and lease signatories (collectively, “Landlord Insured Parties”), as additional insureds; insure on an occurrence and not a claims-made basis; be issued by insurance companies which have a rating of not less than policyholder rating of A and financial category rating of at least Class X in “Best’s Insurance Guide”; not contain a hostile fire exclusion; contain a contractual liability endorsement; and provide primary coverage to Landlord Insured Parties (any policy issued to Landlord Insured Parties providing duplicate or similar coverage shall be deemed excess over Tenant’s policies, regardless of limits). Tenant shall (i) provide Landlord with 30 days advance written notice of cancellation of such commercial general liability policy, and (ii) request Tenant’s insurer to endeavor to provide advance written notice to Landlord of cancellation of such commercial general liability policy. Copies of such policies (if requested by Landlord), or certificates of insurance showing the limits of coverage required hereunder and showing Landlord as an additional insured, along with reasonable evidence of the payment of premiums for the applicable period, shall be delivered to Landlord by Tenant prior to (i) the earlier to occur of (x) the Commencement Date, or (y) the date that Tenant accesses the Premises under this Lease, and (ii) each renewal of said insurance. Tenant’s policy may be a “blanket policy” with an aggregate per location endorsement which specifically provides that the amount of insurance shall not be prejudiced by other losses covered by the policy. Tenant shall, prior to the expiration of such policies, furnish Landlord with renewal certificates.

In each instance where insurance is to name Landlord as an additional insured, Tenant shall upon written request of Landlord also designate and furnish certificates so evidencing Landlord as additional insured to: (i) any lender of Landlord holding a security interest in the Building, Property or Project or any portion thereof and any servicer in connection therewith, (ii) the landlord under any lease wherein Landlord is tenant of the real property on which the Building, Property or Project is located, if the interest of Landlord is or shall become that of a tenant under a ground or other underlying lease rather than that of a fee owner, and/or (iii) any management company retained by Landlord to manage the Project.

The property insurance obtained by Landlord and Tenant shall include a waiver of subrogation by the insurers and all rights based upon an assignment from its insured, against Landlord or Tenant, and their respective officers, directors, employees, managers, agents, invitees and contractors (“Related Parties”), in connection with any loss or damage thereby insured against. Notwithstanding anything in this Lease to the contrary, neither party nor its respective Related Parties shall be liable to the other for loss or damage caused by any risk insured against (or required to be insured against pursuant to this Lease) under property insurance required to be maintained hereunder, and each party waives any claims against the other party, and its respective Related Parties, for such loss or damage. The failure of a party to insure its property shall not void this waiver. Landlord and its respective Related Parties shall not be liable for, and Tenant hereby waives all claims against such parties for, business interruption and losses occasioned thereby sustained by Tenant or any person claiming through Tenant resulting from any accident or occurrence in or upon the Premises, Building, Property or Project from any cause whatsoever. If the foregoing waivers shall contravene any law with respect to exculpatory agreements, the liability of Landlord or Tenant shall be deemed not released but shall be secondary to the other’s insurer.

Landlord may require insurance policy limits to be raised to conform with requirements of Landlord’s lender and/or to bring coverage limits to levels then being generally required of new tenants within the Project; provided, however, that the increased amount of coverage is consistent with coverage amounts then being required by institutional owners of similar projects with tenants occupying similar size premises

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in the geographical area in which the Project is located.

18.
Restoration. If, at any time during the Term, the Building or the Premises are damaged or destroyed by a fire or other insured casualty, Landlord shall notify Tenant within 60 days after discovery of such damage as to the amount of time Landlord reasonably estimates it will take to restore the Building or the Premises, as applicable (the “Restoration Period”). If the Restoration Period is estimated to exceed 12 months (the “Maximum Restoration Period”), Landlord may, in such notice, elect to terminate this Lease as of the date that is 75 days after the date of discovery of such damage or destruction; provided, however, that notwithstanding Landlord’s election to restore, Tenant may elect to terminate this Lease by written notice to Landlord delivered within 10 business days of receipt of a notice from Landlord estimating a Restoration Period for the Premises longer than the Maximum Restoration Period. Unless either Landlord or Tenant so elects to terminate this Lease, Landlord shall, subject to receipt of sufficient insurance proceeds (with any deductible to be treated as a current Operating Expense), promptly restore the Premises (excluding the improvements installed by Tenant or by Landlord and paid for by Tenant except to the extent to which Landlord receives insurance proceeds for the restoration of improvements from the insurance required to be maintained by Landlord under Section 17, in which case such improvements shall be included as part of Landlord’s restoration), subject to delays arising from the collection of insurance proceeds, from Force Majeure events or as needed to obtain any license, clearance or other authorization of any kind required to enter into and restore the Premises issued by any Governmental Authority having jurisdiction over the use, storage, handling, treatment, generation, release, disposal, removal or remediation of Hazardous Materials (as defined in Section 30) in, on or about the Premises (collectively referred to herein as “Hazardous Materials Clearances”); provided, however, that if repair or restoration of the Premises is not substantially complete as of the end of the Maximum Restoration Period or, if longer, the Restoration Period, Landlord may, in its sole and absolute discretion, elect not to proceed with such repair and restoration, or Tenant may by written notice to Landlord delivered within 10 business days of the expiration of the Maximum Restoration Period or, if longer, the Restoration Period, elect to terminate this Lease, in either of which events Landlord shall be relieved of its obligation to make such repairs or restoration and this Lease shall terminate as of the date that is 75 days after the later of: (i) discovery of such damage or destruction, or (ii) the date all required Hazardous Materials Clearances are obtained, but Landlord shall retain any Rent paid and the right to any Rent payable by Tenant prior to such election by Landlord or Tenant.

Tenant, at its expense, following the date that Landlord makes the Premises available to Tenant for Tenant’s repairs or restoration, shall promptly perform, subject to delays arising from the collection of insurance proceeds, from Force Majeure (as defined in Section 34) events or to obtain Hazardous Materials Clearances, all repairs or restoration not required to be done by Landlord and shall promptly reenter the Premises and commence doing business in accordance with this Lease. Notwithstanding the foregoing, Landlord or Tenant may terminate this Lease if the Premises are damaged during the last year of the Term and Landlord reasonably estimates that it will take more than 2 months to repair such damage; provided, however, that such notice is delivered within 10 business days after the date that Landlord delivers notice to Tenant of the estimated Restoration Period. Notwithstanding anything to the contrary contained in this Lease, Landlord shall also have the right to terminate this Lease if insurance proceeds are not available for such restoration, provided that such unavailability of insurance proceeds is not the result of Landlord’s failure to maintain the insurance policies required to be maintained by Landlord under Section 17. Rent shall be abated from the date all required Hazardous Materials Clearances are obtained until the Premises are repaired and restored, in the proportion which the area of the Premises, if any, which is not usable by Tenant bears to the total area of the Premises, unless Landlord provides Tenant with other space during the period of repair that is suitable for the temporary conduct of Tenant’s business. In the event that no Hazardous Materials Clearances are required to be obtained with respect to such fire or other casualty, the rent abatement shall commence as of the date of discovery of the damage or destruction. Such abatement shall be the sole remedy of Tenant, and except as provided in this Section 18, Tenant waives any right to terminate the Lease by reason of damage or casualty loss.

The provisions of this Lease, including this Section 18, constitute an express agreement between Landlord and Tenant with respect to any and all damage to, or destruction of, all or any part of the Premises, or any other portion of the Building, Property or Project, and any statute or regulation which is now or may hereafter be in effect shall have no application to this Lease or any damage or destruction to all or any part

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of the Premises or any other portion of the Building, Property or Project, the parties hereto expressly agreeing that this Section 18 sets forth their entire understanding and agreement with respect to such matters.

19.
Condemnation. If the whole or any material part of the Premises, Building or Property is taken for any public or quasi-public use under governmental law, ordinance, or regulation, or by right of eminent domain, or by private purchase in lieu thereof (a “Taking” or “Taken”) or if there is no access to the Premises (other than on a temporary basis) and the Taking would in Landlord’s reasonable judgment materially interfere with or impair Landlord’s ownership or operation of the Building or Property, or would in the reasonable judgment of Landlord and Tenant either prevent or materially interfere with Tenant’s use of the Premises (as resolved, if the parties are unable to agree, by arbitration by a single arbitrator with the qualifications and experience appropriate to resolve the matter and appointed pursuant to and acting in accordance with the rules of the American Arbitration Association), then upon written notice by Landlord or Tenant to the other this Lease shall terminate and Rent shall be apportioned as of said date. If part of the Premises shall be Taken, and this Lease is not terminated as provided above, Landlord shall promptly restore the Premises and the Building and Property as nearly as is commercially reasonable under the circumstances to their condition prior to such partial Taking and the rentable square footage of the Building, the rentable square footage of the Premises, Tenant’s Share of Operating Expenses, and the Rent payable hereunder during the unexpired Term shall be reduced to such extent as may be fair and reasonable under the circumstances. Upon any such Taking, Landlord shall be entitled to receive the entire price or award from any such Taking without any payment to Tenant, and Tenant hereby assigns to Landlord Tenant’s interest, if any, in such award. Tenant shall have the right, to the extent that same shall not diminish Landlord’s award, to make a separate claim against the condemning authority (but not Landlord) for such compensation as may be separately awarded or recoverable by Tenant for moving expenses and damage to Tenant’s trade fixtures, if a separate award for such items is made to Tenant. Tenant hereby waives any and all rights it might otherwise have pursuant to any provision of state law to terminate this Lease upon a partial Taking of the Premises, Building, Property or Project.

20.
Events of Default. Each of the following events shall be a default (“Default”) by Tenant under this Lease:

(a)
Payment Defaults. Tenant shall fail to pay any installment of Rent or any other payment hereunder when due; provided, however, that Landlord will give Tenant written notice and an opportunity to cure any failure to pay Rent within 5 business days of any such written notice not more than twice in any 12 month period and Tenant agrees that such written notice shall be in lieu of and not in addition to, or shall be deemed to be, any notice required by law.

(b)
Insurance. Any insurance required to be maintained by Tenant pursuant to this Lease shall be canceled or terminated or shall expire or shall be reduced or materially changed in a manner so that it does not comply with the terms of this Lease, or Landlord shall receive a notice of nonrenewal of any such insurance and Tenant shall fail to obtain replacement insurance before the expiration of the current coverage.

(c)
Abandonment. Tenant shall abandon the Premises, provided that Tenant shall not be deemed to have abandoned the Premises if (i) Tenant provides Landlord with reasonable advance notice prior to vacating and, at the time of vacating the Premises, Tenant has completed Tenant’s obligations with respect to the Decommissioning and HazMat Closure Plan in compliance with Section 28, (ii) Tenant has made reasonable arrangements for the security of the Premises for the balance of the Term, and (iii) Tenant continues during the balance of the Term to satisfy all of its obligations under the Lease as they come due, including without limitation the obligation to pay Rent.

(d)
Improper Transfer. Tenant shall assign, sublease or otherwise transfer or attempt to transfer all or any portion of Tenant’s interest in this Lease or the Premises except as expressly permitted herein, or Tenant’s interest in this Lease shall be attached, executed upon, or otherwise judicially seized and such action is not released within 90 days of the action.

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(e)
Liens. Tenant shall fail to discharge or otherwise obtain the release of any lien placed upon the Premises in violation of this Lease within the time period required pursuant to Section 15 of this Lease.

(f)
Insolvency Events. Tenant or any guarantor or surety of Tenant’s obligations hereunder shall: (A) make a general assignment for the benefit of creditors; (B) commence any case, proceeding or other action seeking to have an order for relief entered on its behalf as a debtor or to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, liquidation, dissolution or composition of it or its debts or seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or of any substantial part of its property (collectively a “Proceeding for Relief”); (C) become the subject of any Proceeding for Relief which is not dismissed within 90 days of its filing or entry; or (D) die or suffer a legal disability (if Tenant, guarantor, or surety is an individual) or be dissolved or otherwise fail to maintain its legal existence (if Tenant, guarantor or surety is a corporation, partnership or other entity).

(g)
Estoppel Certificate or Subordination Agreement. Tenant fails to execute any document required from Tenant under Sections 23 or 27 within 5 days after a second written notice requesting such document.

(h)
Other Defaults. Tenant shall fail to comply with any provision of this Lease other than those specifically referred to in this Section 20, and, except as otherwise expressly provided herein, such failure shall continue for a period of 30 days after written notice thereof from Landlord to Tenant.

Any notice given under Section 20(h) hereof shall: (i) specify the alleged default, (ii) demand that Tenant cure such default, (iii) be in lieu of, and not in addition to, or shall be deemed to be, any notice required under any provision of applicable law, and (iv) not be deemed a forfeiture or a termination of this Lease unless Landlord elects otherwise in such notice; provided that if the nature of Tenant’s default pursuant to Section 20(h) is such that it cannot be cured by the payment of money and reasonably requires more than 30 days to cure, then Tenant shall not be deemed to be in default if Tenant commences such cure within said 30 day period and thereafter diligently prosecutes the same to completion; provided, however, that such cure shall be completed no later than 90 days from the date of Landlord’s notice.

21.
Landlord’s Remedies.

(a)
Payment By Landlord; Interest. Upon a Default by Tenant hereunder, Landlord may, without waiving or releasing any obligation of Tenant hereunder, make such payment or perform such act. All sums so paid or incurred by Landlord, together with interest thereon, from the date such sums were paid or incurred, at the annual rate equal to 12% per annum or the highest rate permitted by law (the “Default Rate”), whichever is less, shall be payable to Landlord on demand as Additional Rent. Nothing herein shall be construed to create or impose a duty on Landlord to mitigate any damages resulting from Tenant’s Default hereunder.

(b)
Late Payment Rent. Late payment by Tenant to Landlord of Rent and other sums due will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult and impracticable to ascertain. Such costs include, but are not limited to, processing and accounting charges and late charges which may be imposed on Landlord under any Mortgage covering the Premises. Therefore, if any installment of Rent due from Tenant is not received by Landlord within 5 days after the date such payment is due, Tenant shall pay to Landlord an additional sum equal to 6% of the overdue Rent as a late charge. Notwithstanding the foregoing, before assessing a late charge the first time in any calendar year, Landlord shall provide Tenant written notice of the delinquency and will waive the right if Tenant pays such delinquency within 5 days thereafter. The parties agree that this late charge represents a fair and reasonable estimate of the costs Landlord will incur by reason of late payment by Tenant. In addition to the late charge, Rent not paid when due shall bear interest at the Default Rate from the 5th day after the date due until paid.

(c)
Remedies. Upon the occurrence of a Default, Landlord, at its option, without further notice or demand to Tenant, shall have in addition to all other rights and remedies provided in this Lease, at law or in equity, the option to pursue any one or more of the following remedies, each and all of which shall be cumulative and nonexclusive, without any notice or demand whatsoever (except as otherwise

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expressly provided in Section 21(c)(v) with respect to Landlord’s Lump Sum Election). No cure in whole or in part of such Default by Tenant after Landlord has taken any action beyond giving Tenant notice of such Default to pursue any remedy provided for herein (including retaining counsel to file an action or otherwise pursue any remedies) shall in any way affect Landlord’s right to pursue such remedy or any other remedy provided Landlord herein or under law or in equity, unless Landlord, in its sole discretion, elects to waive such Default.

(i)
This Lease and the Term and estate hereby granted are subject to the limitation that whenever a Default shall have happened and be continuing, Landlord shall have the right, at its election, then or thereafter while any such Default shall continue and notwithstanding the fact that Landlord may have some other remedy hereunder or at law or in equity, to give Tenant written notice of Landlord’s intention to terminate this Lease on a date specified in such notice, which date shall be not less than 5 days after the giving of such notice, and upon the date so specified, this Lease and the estate hereby granted shall expire and terminate with the same force and effect as if the date specified in such notice were the date hereinbefore fixed for the expiration of this Lease, and all rights of Tenant hereunder shall expire and terminate, and Tenant shall be liable as hereinafter in this Section 21(c) provided. If any such notice is given, Landlord shall have, on such date so specified, the right of re-entry and possession of the Premises and the right to remove all persons and property therefrom and to store such property in a warehouse or elsewhere at the risk and expense, and for the account, of Tenant. Should Landlord elect to re-enter as herein provided or should Landlord take possession pursuant to legal proceedings or pursuant to any notice provided for by law, Landlord may, subject to Section 21(c)(ii) from time to time re-let the Premises or any part thereof for such term or terms and at such rental or rentals and upon such terms and conditions as Landlord may deem advisable, with the right to make commercially reasonable alterations in and repairs to the Premises.

(ii)
Landlord shall be deemed to have satisfied any obligation to mitigate its damages by hiring an experienced commercial real estate broker to market the Premises and directing such broker to advertise and show the Premises to prospective tenants.

(iii)
In the event of any termination of this Lease as in this Section 21 provided or as required or permitted by law or in equity, Tenant shall forthwith quit and surrender the Premises to Landlord, and Landlord may, without further notice, enter upon, re-enter, possess and repossess the same by summary proceedings, ejectment or otherwise, and again have, repossess and enjoy the same free of any rights of Tenant, and in any such event Tenant and no person claiming through or under Tenant by virtue of any law or an order of any court shall be entitled to possession or to remain in possession of the Premises.

(iv)
If this Lease is terminated or if Landlord shall re-enter the Premises as aforesaid, or in the event of the termination of this Lease, or of re-entry, by or under any proceeding or action or any provision of law by reason of a Default by Tenant, Tenant covenants and agrees forthwith to pay and be liable for, on the days originally fixed in this Lease for the payment thereof, amounts equal to the installments of Base Rent and all Additional Rent as they would, under the terms of this Lease become due if this Lease had not been terminated or if Landlord had not entered or re-entered, as aforesaid, and whether the Premises be relet or remain vacant, in whole or in part, or for a period less than the remainder of the Term, or for the whole thereof, but in the event that the Premises be relet by Landlord, Tenant shall be entitled to a credit in the net amount of rent and other charges received by Landlord in reletting, after deduction of all of Landlord’s expenses incurred in reletting the Premises (including, without limitation, tenant improvement, demising and remodeling costs, brokerage fees and the like), and in collecting the rent in connection therewith, in the following manner: Amounts received by Landlord after reletting, if any, shall first be applied against such Landlord’s expenses, until the same are recovered, and until such recovery, Tenant shall pay, as of each day when a payment would fall due under this Lease, the amount which Tenant is obligated to pay under the terms of this Lease (Tenant’s liability prior to any such reletting and such recovery by Landlord no in any way to be diminished as a result of the fact that such reletting might be for a rent higher than the rent provided for in this Lease); when and if such expenses have been completely recovered by Landlord, the amounts received from reletting by

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Landlord as have not previously been applied shall be credited against Tenant’s obligations as of each day when a payment would fall due under this Lease, and only the net amount thereof shall be payable by Tenant. Further, Tenant shall not be entitled to any credit of any kind for any period after the date when the Term of this Lease is scheduled to expire according to its terms.

Actions, proceedings or suits for the recovery of damages, whether liquidated or other damages, under this Lease, or any installments thereof, may be brought by Landlord from time to time at its election, and nothing contained herein shall be deemed to require Landlord to postpone suit until the date when the Term of this Lease would have expired if it had not been terminated hereunder.

(v)
In addition, Landlord, at its election, notwithstanding any other provision of this Lease, by written notice to Tenant (the “Lump Sum Election”), shall be entitled to recover from Tenant, as and for liquidated damages, at any time following any termination of this Lease, a lump sum payment representing, at the time of Landlord’s written notice of its Lump Sum Election, the sum of:

(A)
the then present value (calculated in accordance with accepted financial practice using as the discount rate the yield to maturity on United States Treasury Notes as set forth below) of the amount of unpaid Base Rent and Additional Rent that would have been payable pursuant to this Lease for the remainder of the Term following Landlord’s Lump Sum Election if this Lease had not been terminated, and

(B)
all other damages and expenses (including attorneys’ fees and expenses), if any, which Landlord shall have sustained by reason of the breach of any provision of this Lease; less

(C)
the then present value (calculated in accordance with accepted financial practice using as the discount rate the yield to maturity on United States Treasury Notes as set forth below) of the aggregate net fair market rent plus additional charges payable for the Premises (if less than the then present value of Base Rent and Additional Rent that would have been payable pursuant to this Lease) for the remainder of the Term following Landlord’s Lump Sum Election, calculated as of the date of Landlord’s Lump Sum Election, and taking into account reasonable estimates of the future costs to relet any then vacant portions of the Premises (except to the extent that Tenant has actually paid such costs pursuant to this Section 21) in order to calculate the net rental revenue that Landlord may expect to obtain for the Premises for the balance of the Term.

Landlord’s recovery under its Lump Sum Election shall be in addition to Tenant’s obligations to pay Base Rent and Additional Rent due and costs incurred prior to the date of Landlord’s Lump Sum Election, and in lieu of any Base Rent and Additional Rent which would otherwise have been due under this Section from and after the date of Landlord’s Lump Sum Election. The yield to maturity on United States Treasury Notes having a maturity date that is nearest the date that would have been the last day of the Term of this Lease, as reported in the Wall Street Journal or a comparable publication if it ceases to publish such yields, shall be used in calculating present values for purposes of Landlord’s Lump Sum Election. For the purposes of this Section, if Landlord makes the Lump Sum Election to recover liquidated damages in accordance with this Section, the total Additional Rent shall be computed based upon Landlord’s reasonable estimate of Tenant’s Share of Operating Expenses and other Additional Rent for each 12-month period in what would have been the remainder of the Term of this Lease and any part thereof at the end of such remainder of the Term, but in no event less than the amounts therefor payable for the twelve (12) calendar months (or if less than twelve (12) calendar months have elapsed since the date hereof, the partial year) immediately preceding the date of Landlord’s Lump Sum Election. Amounts of Tenant’s Share of Operating Expenses and any other Additional Rent for any partial year at the beginning of the Term or at the end of what would have been the remainder of the Term shall be prorated.

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(vi)
Nothing herein contained shall limit or prejudice the right of Landlord, in any bankruptcy or insolvency proceeding, to prove for and obtain as liquidated damages by reason of such termination an amount equal to the maximum allowed by any bankruptcy or insolvency proceedings, or to prove for and obtain as liquidated damages by reason of such termination, an amount equal to the maximum allowed by any statute or rule of law, whether such amount shall be greater or less than the excess referred to above.

(vii)
Nothing in this Section 21 shall be deemed to affect the right of either party to indemnifications pursuant to this Lease.

(viii)
If Landlord terminates this Lease upon the occurrence of a Default, Tenant will quit and surrender the Premises to Landlord or its agents, and Landlord may, without further notice, enter upon, re-enter and repossess the Premises by summary proceedings, ejectment or otherwise. The words “enter”, “re-enter”, and “re-entry” are not restricted to their technical legal meanings.

(ix)
If either party shall be in default in the observance or performance of any provision of this Lease, and an action shall be brought for the enforcement thereof in which it shall be determined that such party was in default, the party in default shall pay to the other party all reasonable, out of pocket fees, costs and other expenses which may become payable as a result thereof or in connection therewith, including reasonable attorneys’ fees and expenses.

(x)
If default by Tenant shall occur in the keeping, observance or performance of any covenant, agreement, term, provision or condition herein contained, Landlord, without thereby waiving such default, may perform the same for the account and at the expense of Tenant (a) immediately or at any time thereafter and with only such notice, if any, as may be practicable under the circumstances in the case of an emergency or in case such default will result in a violation of any legal or insurance requirements, or in the imposition of any lien against all or any portion of the Premises or the Project not discharged, released or bonded over to Landlord’s satisfaction by Tenant within the time period required pursuant to Section 15 of this Lease, and

(b) in any other case if such default continues after any applicable notice and cure period provided in Section 20. All reasonable costs and expenses incurred by Landlord in connection with any such performance by it for the account of Tenant and also all reasonable costs and expenses, including attorneys’ fees and disbursements incurred by Landlord in any action or proceeding (including any summary dispossess proceeding) brought by Landlord to enforce any obligation of Tenant under this Lease and/or right of Landlord in or to the Premises, shall be paid by Tenant to Landlord within 10 days after demand.

(xi)
Independent of the exercise of any other remedy of Landlord hereunder or under applicable law, Landlord may conduct an environmental test of the Premises as generally described in Section 30(d).

(xii)
In the event that Tenant is in breach or Default under this Lease, whether or not Landlord exercises its right to terminate or any other remedy, Tenant shall reimburse Landlord within 10 days of demand for any out of pocket costs and expenses that Landlord may incur in connection with any such breach or Default, as provided in this Section 21(c). Such costs shall include reasonable legal fees and costs incurred for the negotiation of a settlement, enforcement of rights or otherwise. Tenant shall also indemnify Landlord against and hold Landlord harmless from all costs, expenses, demands and liability, including without limitation, reasonable legal fees and costs Landlord shall incur if Landlord shall become or be made a party to any claim or action instituted by Tenant against any third party, by any third party against Tenant or by or against any person holding any interest under or using the Premises by license of or agreement with Tenant. Except as otherwise provided in this Section 21, no right or remedy herein conferred upon or reserved to Landlord is intended to be exclusive of any other right or remedy, and every right and remedy shall be cumulative and in addition to any other legal or equitable right or remedy given hereunder, or now or hereafter existing. No waiver of any provision of this Lease shall be deemed to have been made unless expressly so made in writing expressly waiving such provision. Landlord

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shall be entitled, to the extent permitted by law, to seek injunctive relief in case of the violation, or attempted or threatened violation, of any provision of this Lease, or to seek a decree compelling observance or performance of any provision of this Lease, or to seek any other legal or equitable remedy. Notwithstanding any contrary provision of this Lease, neither Tenant nor Landlord shall be liable to the other for any indirect, special or consequential damages; provided, however, that this sentence shall not apply to Landlord’s damages (x) as expressly provided for in Section 8, and/or (y) in connection with Tenant’s obligations as more fully set forth in Section 30.

22.
Assignment and Subletting.

(a)
General Prohibition. Without Landlord’s prior written consent (which shall be given or withheld pursuant to the terms of Section 22(b) below) subject to and on the conditions described in this Section 22, Tenant shall not, directly or indirectly, voluntarily or by operation of law, assign this Lease or sublease the Premises or any part thereof or mortgage, pledge, or hypothecate its leasehold interest or grant any concession or license within the Premises, and any attempt to do any of the foregoing shall be void and of no effect. If Tenant is a corporation, partnership or limited liability company, the shares or other ownership interests thereof which are not actively traded upon a stock exchange or in the over-the- counter market, a transfer or series of transfers whereby 50% or more of the issued and outstanding shares or other ownership interests of such corporation are, or voting control is, transferred (but excepting transfers upon deaths of individual owners) from a person or persons or entity or entities which were owners thereof at time of execution of this Lease to persons or entities who were not owners of shares or other ownership interests of the corporation, partnership or limited liability company at time of execution of this Lease, shall be deemed an assignment of this Lease requiring the consent of Landlord as provided in this Section 22. Notwithstanding the foregoing, Tenant shall have the right to obtain financing from institutional investors (including venture capital funding and corporate partners) or undergo a public offering which results in a change in control of Tenant without such change of control constituting an assignment under this Section 22 requiring Landlord consent, provided that (i) Tenant notifies Landlord in writing of the financing at least 5 business days prior to the closing of the financing, and (ii) provided that in no event shall such financing result in a change in use of the Premises from the use contemplated by Tenant at the commencement of the Term.

(b)
Permitted Transfers. If Tenant desires to assign, sublease, hypothecate or otherwise transfer this Lease or sublet the Premises, other than pursuant to a Permitted Assignment or Shared Space Arrangement (each as defined below) then at least 15 days, but not more than 45 business days, before the date Tenant desires the assignment or sublease to be effective (the “Assignment Date”), Tenant shall give Landlord a notice (the “Assignment Notice”) containing such information about the proposed assignee or sublessee, including the proposed use of the Premises and any Hazardous Materials proposed to be used, stored handled, treated, generated in or released or disposed of from the Premises, the Assignment Date, any relationship between Tenant and the proposed assignee or sublessee, and all material terms and conditions of the proposed assignment or sublease, including a copy of any proposed assignment or sublease in its then-current form, and such other information as Landlord may deem reasonably necessary or appropriate to its consideration whether to grant its consent. Landlord may, by giving written notice to Tenant within 15 days after receipt of the Assignment Notice: (i) grant such consent, (ii) refuse such consent, in its reasonable discretion, or (iii) with respect to any assignment or any sublease that would result in more than 50% of the Premises being subleased for substantially the remainder of the Term, terminate this Lease with respect to the space described in the Assignment Notice as of the Assignment Date (an “Assignment Termination”). If Landlord delivers notice of its election to exercise an Assignment Termination, Tenant shall have the right to withdraw such Assignment Notice by written notice to Landlord of such election within 5 business days after Landlord’s notice electing to exercise the Assignment Termination. If Tenant withdraws such Assignment Notice, this Lease shall continue in full force and effect. If Tenant does not withdraw such Assignment Notice, this Lease, and the term and estate herein granted, shall terminate as of the Assignment Date with respect to the space described in such Assignment Notice. No failure of Landlord to exercise any such option to terminate this Lease, or to deliver a timely notice in response to the Assignment Notice, shall be deemed to be Landlord’s consent to the proposed assignment, sublease or other transfer. It shall be reasonable for Landlord to withhold its consent, among other reasons, in any of the following instances: (1) the proposed assignee or subtenant is a governmental agency; (2) in Landlord’s reasonable judgment, the use of the Premises by the proposed

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assignee or subtenant would entail any alterations that would lessen the value of the leasehold improvements in the Premises, or would require increased services by Landlord; (3) in Landlord’s reasonable judgment, the proposed assignee or subtenant is engaged in areas of scientific research or other business concerns that are controversial; (4) in Landlord’s reasonable judgment, the proposed assignee or subtenant lacks the creditworthiness to support the financial obligations it will incur under the proposed assignment or sublease; (5) in Landlord’s reasonable judgment, the character, reputation, or business of the proposed assignee or subtenant is inconsistent with the desired tenant-mix or the quality of other tenancies in the Project or is inconsistent with the type and quality of the nature of the Building; (6) Landlord has experienced previous defaults by or is in litigation with the proposed assignee or subtenant; (7) the use of the Premises by the proposed assignee or subtenant will violate any applicable Legal Requirement; or (8) the assignment or sublease is prohibited by Landlord’s lender. In any event, Landlord shall further have the right to review and approve or disapprove the proposed form of sublease prior to the effective date of any such subletting. Other than in connection with any Permitted Assignment or Shared Space Arrangement, Tenant shall pay to Landlord a fee equal to Three Thousand Dollars ($3,000) in connection with its consideration of any Assignment Notice and/or its preparation or review of any consent documents.

(c)
Affiliate Transactions. Notwithstanding the foregoing, Landlord’s consent to an assignment of this Lease or a subletting of any portion of the Premises to any entity funded wholly or in part by Flagship Pioneering, Inc., a Delaware corporation, or any of its fund affiliates (each such entity, a “Flagship Pioneering Entity”) or to any entity controlling, controlled by or under common control with Tenant (a “Control Permitted Assignment”) shall not be required, provided that Landlord shall have the right to reasonably approve the form of any such sublease or assignment. In addition, Tenant shall have the right to assign this Lease, upon 10 days’ prior written notice to Landlord ((x) unless Tenant is prohibited from providing such notice by applicable Legal Requirements in which case Tenant shall notify Landlord promptly thereafter, and (y) if the transaction is subject to confidentiality requirements, Tenant’s advance notification shall be subject to Landlord’s execution of a non-disclosure agreement reasonably acceptable to Landlord and Tenant) but without obtaining Landlord’s prior written consent, to a corporation or other entity which is a successor-in-interest to Tenant, by way of merger, consolidation or corporate reorganization, or by the purchase of all or substantially all of the assets or the ownership interests of Tenant provided that (i) such merger or consolidation, or such acquisition or assumption, as the case may be, is for a good business purpose and not principally for the purpose of transferring the Lease, and (ii) the net worth (as determined in accordance with generally accepted accounting principles (“GAAP”)) of the assignee is not less than the greater of the net worth (as determined in accordance with GAAP) of Tenant as of (A) the Commencement Date, or (B) as of the date of Tenant’s most current quarterly or annual financial statements, and (iii) such assignee shall agree in writing to assume all of the terms, covenants and conditions of this Lease (a “Corporate Permitted Assignment”). Control Permitted Assignments and Corporate Permitted Assignments are hereinafter referred to as “Permitted Assignments.”

Notwithstanding anything to the contrary contained in this Lease, Tenant may from time to time enter into license agreements (each, a “Shared Space Arrangement”) with affiliates of any Flagship Pioneering Entity (each, a “Space Occupant”) to use portions of the Premises as “Shared Space Area” for a period not to exceed 12 months in the aggregate, and such Share Space Arrangements shall not require Landlord’s consent under Section 22 of this Lease but Tenant shall be required to provide Landlord with a copy of each such Shared Space Arrangement and, prior to the effective date of each such Shared Space Arrangement and prior to any use of the Premises by such Space Occupant, Tenant and each licensee shall be required to execute Landlord’s consent in the form attached hereto as Exhibit G. The rights set forth in this paragraph are personal to Omega Therapeutics, Inc., and any assignee of Omega Therapeutics, Inc. pursuant to a Permitted Assignment and, except with respect to such assignee pursuant to a Permitted Assignment, shall not inure to the benefit of any successor, assignee or subtenant of Omega Therapeutics, Inc. Tenant shall be fully responsible for the conduct of all Space Occupants and the agents, servants, employees, invitees and contractors of each Space Occupant within the Shared Space Area and the Project, and Tenant’s indemnification obligations set forth in the Lease shall apply with respect to the conduct of such parties within the Shared Space Area and Project.

(d)
Additional Conditions. As a condition to any such assignment or subletting, whether or

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not Landlord’s consent is required, Landlord may require:

(i)
that any assignee or subtenant agree, in writing at the time of such assignment or subletting, that if Landlord gives such party notice that Tenant is in default under this Lease, such party shall thereafter make all payments otherwise due Tenant directly to Landlord, which payments will be received by Landlord without any liability except to credit such payment against those due under this Lease, and any such third party shall agree to attorn to Landlord or its successors and assigns should this Lease be terminated for any reason; provided, however, in no event shall Landlord or its successors or assigns be obligated to accept such attornment; and

(ii)
A list of Hazardous Materials, certified by the proposed assignee or sublessee to be true and correct, which the proposed assignee or sublessee intends to use, store, handle, treat, generate in or release or dispose of from the Premises, together with copies of all documents relating to such use, storage, handling, treatment, generation, release or disposal of Hazardous Materials by the proposed assignee or subtenant in the Premises or on the Project, prior to the proposed assignment or subletting, including, without limitation: permits; approvals; reports and correspondence; storage and management plans; plans relating to the installation of any storage tanks to be installed in or under the Project (provided, said installation of tanks shall only be permitted after Landlord has given its written consent to do so, which consent may be withheld in Landlord’s sole and absolute discretion); and all closure plans or any other documents required by any and all federal, state and local Governmental Authorities for any storage tanks installed in, on or under the Project for the closure of any such tanks. Neither Tenant nor any such proposed assignee or subtenant is required, however, to provide Landlord with any portion(s) of the such documents containing information of a proprietary nature which, in and of themselves, do not contain a reference to any Hazardous Materials or hazardous activities.

(e)
No Release of Tenant, Sharing of Excess Rents. Notwithstanding any assignment or subletting, except as otherwise provided in the immediately following sentence, Tenant and any guarantor or surety of Tenant’s obligations under this Lease shall at all times remain fully and primarily responsible and liable for the payment of Rent and for compliance with all of Tenant’s other obligations under this Lease. If any then-current Tenant entity (“Transferring Tenant Entity”) assigns its interests under this Lease to a Flagship Pioneering Entity and such Flagship Pioneering Entity assumes liability under this Lease from the Commencement Date as though it was an original Tenant under this Lease, then the Transferring Tenant Entity shall, as of the date of the transfer of such interests to the Flagship Pioneering Entity, be released from liability under this Lease first arising after the date of such transfer. If the Rent due and payable by a sublessee or assignee (or a combination of the rental payable under such sublease or assignment plus any bonus or other consideration therefor or incident thereto in any form) exceeds the sum of the rental payable under this Lease with respect to the applicable portion of the Premises (excluding however, any Rent payable under this Section) after first deducting actual and reasonable and customary brokerage fees, legal costs, advertising expenses, free rent or other reasonable concessions and any design or construction fees and tenant improvement costs directly related to and required pursuant to the terms of any such sublease) (“Excess Rent”), then Tenant shall be bound and obligated to pay Landlord as Additional Rent hereunder 50% of such Excess Rent within 30 days following receipt thereof by Tenant. If Tenant shall sublet the Premises or any part thereof, Tenant hereby immediately and irrevocably assigns to Landlord, as security for Tenant’s obligations under this Lease, all rent from any such subletting, and Landlord as assignee for Tenant, or a receiver for Tenant appointed on Landlord’s application, may collect such rent and apply it toward Tenant’s obligations under this Lease; except that, until the occurrence of a Default, Tenant shall have the right to collect such rent.

(f)
No Waiver. The consent by Landlord to an assignment or subletting shall not relieve Tenant or any assignees of this Lease or any sublessees of the Premises from obtaining the consent of Landlord to any further assignment or subletting nor shall it release Tenant or any assignee or sublessee of Tenant from full and primary liability under this Lease. The acceptance of Rent hereunder, or the acceptance of performance of any other term, covenant, or condition thereof, from any other person or entity shall not be deemed to be a waiver of any of the provisions of this Lease or a consent to any subletting, assignment or other transfer of the Premises.

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(g)
Notice Requirement. Notwithstanding anything to the contrary contained in the Lease, in no event may Tenant permit any party (including, without limitation, any business entity or any employees or invitees of such business entity) to occupy or use all or any portion of the Premises during the Term for the purpose of conducting any business therein (whether pursuant to an assignment, sublease, license or otherwise) without Tenant having delivered to Landlord prior written notice of the prospective occupancy or use of the Premises by such party. In addition, upon written request from Landlord, Tenant shall provide such additional information as may be requested by Landlord including, without limitation, the names of all parties and individuals who are then using or occupying all or any portion of the Premises, so that Landlord is aware at all times of who is using or occupying all or any portion of the Premises.

(h)
Prior Conduct of Proposed Transferee. Notwithstanding any other provision of this Section 22, if (i) the proposed assignee or sublessee of Tenant has been required by any prior landlord, lender or Governmental Authority to take remedial action in connection with Hazardous Materials contaminating a property, where the contamination resulted from such party’s action or use of the property in question, (ii) the proposed assignee or sublessee is subject to an enforcement order issued by any Governmental Authority in connection with the use, storage, handling, treatment, generation, release or disposal of Hazardous Materials (including, without limitation, any order related to the failure to make a required reporting to any Governmental Authority), or (iii) because of the existence of a pre-existing environmental condition in the vicinity of or underlying the Project, the risk that Landlord would be targeted as a responsible party in connection with the remediation of such pre-existing environmental condition would be materially increased or exacerbated by the proposed use of Hazardous Materials by such proposed assignee or sublessee, Landlord shall have the absolute right to refuse to consent to any assignment or subletting to any such party.

23.
Estoppel Certificate. Tenant shall, within 10 business days of written notice from Landlord, execute, acknowledge and deliver a statement in writing in any form reasonably requested by a proposed lender or purchaser, (i) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease as so modified is in full force and effect) and the dates to which the rental and other charges are paid in advance, if any, (ii) acknowledging, to the best of Tenant’s knowledge, that there are not any uncured defaults on the part of Landlord hereunder, or specifying such defaults if any are claimed, and (iii) setting forth such further information with respect to the status of this Lease or the Premises as may be reasonably requested thereon. Any such statement may be relied upon by any prospective purchaser or encumbrancer of all or any portion of the real property of which the Premises are a part. If Tenant does not respond within 5 days of a second written request for such statement, Tenant’s failure to deliver such statement within such time shall, at the option of Landlord, be conclusive upon Tenant that the Lease is in full force and effect and without modification except as may be represented by Landlord in any certificate prepared by Landlord and delivered to Tenant for execution.

24.
Quiet Enjoyment. So long as Tenant is not in Default under this Lease, Tenant shall, subject to the terms of this Lease, at all times during the Term, have peaceful and quiet enjoyment of the Premises against any person claiming by, through or under Landlord.

25.
Prorations. All prorations required or permitted to be made hereunder shall be made on the basis of a 360 day year and 30 day months.

26.
Rules and Regulations. Tenant shall, at all times during the Term and any extension thereof, comply with all reasonable rules and regulations (written notice of which has been delivered to Tenant) at any time or from time to time established by Landlord covering use of the Premises and the Project. Such rules and regulations may include, without limitation, rules and regulations relating to the use of the Project Amenities and/or rules and regulations which are intended to encourage social distancing, promote and protect health and physical well-being within the Building and the Project and/or intended to limit the spread of Infectious Conditions. The current rules and regulations are attached hereto as Exhibit E. If there is any conflict between said rules and regulations and other provisions of this Lease, the terms and provisions of this Lease shall control. Landlord shall not have any liability or obligation for the breach of any rules or regulations by other tenants in the Project and shall not enforce such rules and regulations

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in a discriminatory manner.

27.
Subordination. This Lease and Tenant’s interest and rights hereunder are hereby made and shall be subject and subordinate at all times to the lien of any Mortgage now existing or hereafter created on or against the Project, Property, Building or Premises, and all amendments, restatements, renewals, modifications, consolidations, refinancing, assignments and extensions thereof, without the necessity of any further instrument or act on the part of Tenant; provided, however that so long as there is no Default hereunder, Tenant’s right to possession of the Premises shall not be disturbed by the Holder of any such Mortgage. Tenant agrees, at the election of the Holder of any such Mortgage, to attorn to any such Holder. Tenant’s agreement to subordinate this Lease to any future deed of trust or mortgage pursuant to this Section 27 is conditioned upon Landlord delivering to Tenant from the Holder of any such mortgage or deed of trust a commercially reasonable non-disturbance and attornment agreement and Tenant shall not unreasonably withhold, condition or delay its approval of the same. Tenant agrees upon written demand to execute, acknowledge and deliver such instruments, confirming such subordination, and such instruments of attornment as shall be requested by any such Holder, provided any such instruments contain appropriate non-disturbance provisions assuring Tenant’s quiet enjoyment of the Premises as set forth in Section 24 hereof. Notwithstanding the foregoing, any such Holder may at any time subordinate its Mortgage to this Lease, without Tenant’s consent, by notice in writing to Tenant, and thereupon this Lease shall be deemed prior to such Mortgage without regard to their respective dates of execution, delivery or recording and in that event such Holder shall have the same rights with respect to this Lease as though this Lease had been executed prior to the execution, delivery and recording of such Mortgage and had been assigned to such Holder. The term “Mortgage” whenever used in this Lease shall be deemed to include deeds of trust, security assignments, ground leases or other superior leases and any other encumbrances, and any reference to the “Holder” of a Mortgage shall be deemed to include the beneficiary under a deed of trust.

28.
Surrender. Upon the expiration of the Term or earlier termination of Tenant’s right of possession, Tenant shall surrender the Premises to Landlord in the same condition as received, subject to any Alterations or Installations permitted by Landlord to remain in the Premises, free of Hazardous Materials brought upon, kept, used, stored, handled, treated, generated in, or released or disposed of from, the Premises by any person other than a Landlord Party (collectively, “Tenant HazMat Operations”) and released of all Hazardous Materials Clearances, broom clean, ordinary wear and tear and casualty loss and condemnation covered by Sections 18 and 19 excepted. At least 3 months prior to the surrender of the Premises or such earlier date as Tenant may elect to cease operations at the Premises, Tenant shall deliver to Landlord a narrative description of the actions proposed (or required by any Governmental Authority) to be taken by Tenant in order to surrender the Premises (including any Installations permitted by Landlord to remain in the Premises) at the expiration or earlier termination of the Term, free from any residual impact from the Tenant HazMat Operations and otherwise released for unrestricted use and occupancy (the “Decommissioning and HazMat Closure Plan”). Such Decommissioning and HazMat Closure Plan shall be accompanied by a current listing of (i) all Hazardous Materials licenses and permits held by or on behalf of any Tenant Party with respect to the Premises, and (ii) all Hazardous Materials used, stored, handled, treated, generated, released or disposed of from the Premises, and shall be subject to the review and approval of Landlord’s environmental consultant. Landlord shall use reasonable efforts to cause Landlord’s environmental consultant to provide Tenant with comments to or approval of, as the case may be, the Decommissioning and HazMat Closure Plan within a reasonable time after Tenant delivers the Decommissioning and HazMat Closure Plan to Landlord. In connection with the review and approval of the Decommissioning and Decommissioning and HazMat Closure Plan, upon the request of Landlord, Tenant shall deliver to Landlord or its consultant such additional non-proprietary information concerning Tenant HazMat Operations as Landlord shall request. On or before such surrender, Tenant shall deliver to Landlord evidence that the approved Decommissioning and HazMat Closure Plan shall have been satisfactorily completed and Landlord shall have the right, subject to reimbursement at Tenant’s expense as set forth below, to cause Landlord’s environmental consultant to inspect the Premises and perform such additional procedures as may be deemed reasonably necessary to confirm that the Premises are, as of the effective date of such surrender or early termination of the Lease, free from any residual impact from Tenant HazMat Operations. Tenant shall reimburse Landlord, as Additional Rent, for the actual out-of-pocket expense incurred by Landlord for Landlord’s environmental consultant to review and approve the Decommissioning

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and HazMat Closure Plan and to visit the Premises and verify satisfactory completion of the same, which cost shall not exceed $5,000. Landlord shall have the unrestricted right to deliver such Decommissioning and HazMat Closure Plan and any report by Landlord’s environmental consultant with respect to the surrender of the Premises to third parties, provided that Landlord instructs such third parties to treat the same as confidential.

If Tenant shall fail to prepare or submit a Decommissioning and HazMat Closure Plan approved by Landlord, or if Tenant shall fail to complete the approved Decommissioning and HazMat Closure Plan, or if such Decommissioning and HazMat Closure Plan, whether or not approved by Landlord, shall fail to adequately address any residual effect of Tenant HazMat Operations in, on or about the Premises, Landlord shall have the right to take such actions as Landlord may deem reasonable or appropriate to assure that the Premises and the Project are surrendered free from any residual impact from Tenant HazMat Operations, the actual cost of which actions shall be reimbursed by Tenant as Additional Rent, without regard to the limitation set forth in the first paragraph of this Section 28.

Upon the expiration or earlier termination of the Term, Tenant shall immediately return to Landlord all keys and/or access cards to parking, the Building, restrooms or all or any portion of the Premises, Building or Project furnished to or otherwise procured by Tenant. If any such access card or key is lost, Tenant shall pay to Landlord, at Landlord’s election, either the cost of replacing such lost access card or key or the cost of reprogramming the access security system in which such access card was used or changing the lock or locks opened by such lost key. Any Tenant’s Property, Alterations and other property of Tenant not so removed by Tenant as permitted or required herein shall be deemed abandoned and may be stored, removed, and disposed of by Landlord at Tenant’s expense, and Tenant waives all claims against Landlord for any damages resulting from Landlord’s retention and/or disposition of such property. All obligations of Tenant hereunder not fully performed as of the termination of the Term, including the obligations of Tenant under Section 30 hereof, shall survive the expiration or earlier termination of the Term, including, without limitation, indemnity obligations, payment obligations with respect to Rent and obligations concerning the condition and repair of the Premises.

29.
Waiver of Jury Trial. TO THE EXTENT PERMITTED BY LAW, TENANT AND LANDLORD WAIVE ANY RIGHT TO TRIAL BY JURY OR TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE, BETWEEN LANDLORD AND TENANT ARISING OUT OF THIS LEASE OR ANY OTHER INSTRUMENT, DOCUMENT, OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED HERETO.

30.
Environmental Requirements.

(a)
Prohibition/Compliance/Indemnity. Tenant shall not cause or permit any Hazardous Materials (as hereinafter defined) to be brought upon, kept, used, stored, handled, treated, generated in or about, or released or disposed of from, the Premises, Building, Property or Project in violation of applicable Environmental Requirements (as hereinafter defined) by Tenant or any Tenant Party. If Tenant breaches the obligation stated in the preceding sentence, or if the presence of Hazardous Materials in the Premises during the Term or any holding over results in contamination of the Premises, Building, Property or Project or any adjacent property or if contamination of the Premises, Building, Property or Project or any adjacent property by Hazardous Materials brought into, kept, used, stored, handled, treated, generated in or about, or released or disposed of from, the Premises by anyone other than Landlord and Landlord’s employees, agents and contractors otherwise occurs during the Term or any holding over, Tenant hereby indemnifies and shall defend and hold Landlord, its officers, directors, employees, agents and contractors harmless from any and all actions (including, without limitation, remedial or enforcement actions of any kind, administrative or judicial proceedings, and orders or judgments arising out of or resulting therefrom), costs, claims, damages (including, without limitation, punitive damages and damages based upon diminution in value of the Premises or the Project, or the loss of, or restriction on, use of the Premises or any portion of the Project), expenses (including, without limitation, attorneys’, consultants’ and experts’ fees, court costs and amounts paid in settlement of any claims or actions), fines, forfeitures or other civil, administrative or criminal penalties, injunctive or other relief (whether or not based upon personal injury, property damage, or contamination of, or adverse effects upon, the environment, water tables or natural resources), liabilities

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or losses (collectively, “Environmental Claims”) which arise during or after the Term as a result of such breach of Tenant’s obligations stated in the preceding sentence or as a result of such contamination. This indemnification of Landlord by Tenant includes, without limitation, costs incurred in connection with any investigation of site conditions or any cleanup, treatment, remedial, removal, or restoration work required by any federal, state or local Governmental Authority because of Hazardous Materials present in the air, soil or ground water above, on, or under the Premises. Without limiting the foregoing, if the presence of any Hazardous Materials on the Premises, Building, Property, Project or any adjacent property caused or permitted by Tenant or any Tenant Party results in any contamination of the Premises, Building, Property, Project or any adjacent property, Tenant shall promptly take all actions at its sole expense and in accordance with applicable Environmental Requirements as are necessary to return the Premises, Building, Property, Project or any adjacent property to the condition existing prior to the time of such contamination, provided that Landlord’s approval of such action shall first be obtained, which approval shall not unreasonably be withheld so long as such actions would not potentially have any material adverse long-term or short-term effect on the Premises, Building, Property or the Project. Notwithstanding anything to the contrary contained in Section 28 or this Section 30, Tenant shall not be responsible for, and the indemnification and hold harmless obligations set forth in this paragraph shall not apply to (i) contamination in the Premises which Tenant can prove to Landlord’s reasonable satisfaction existed in the Premises prior to the Commencement Date, (ii) the presence of any Hazardous Materials in the Premises which Tenant can prove to Landlord’s reasonable satisfaction migrated from outside the Premises into the Premises, or (iii) contamination caused by Landlord or any Landlord’s employees, agents and contractors, unless in any case, the presence of such Hazardous Materials (x) is the result of a breach by Tenant of any of its obligations under this Lease, or (y) was caused, contributed to or exacerbated by Tenant or any Tenant Party.

(b)
Business. Landlord acknowledges that it is not the intent of this Section 30 to prohibit Tenant from using the Premises for the Permitted Use. Tenant may operate its business according to prudent industry practices so long as the use or presence of Hazardous Materials is strictly and properly monitored according to all then applicable Environmental Requirements. As a material inducement to Landlord to allow Tenant to use Hazardous Materials in connection with its business, Tenant agrees to deliver to Landlord prior to the Commencement Date a list identifying each type of Hazardous Materials to be brought upon, kept, used, stored, handled, treated, generated on, or released or disposed of from, the Premises and setting forth any and all governmental approvals or permits required in connection with the presence, use, storage, handling, treatment, generation, release or disposal of such Hazardous Materials on or from the Premises (“Hazardous Materials List”). Upon Landlord’s request, or any time that Tenant is required to deliver a Hazardous Materials List to any Governmental Authority (e.g., the fire department) in connection with Tenant’s use or occupancy of the Premises, Tenant shall deliver to Landlord a copy of such Hazardous Materials List. Notwithstanding the foregoing, the Hazardous Materials List shall not be required to include Hazardous Materials contained in products customarily used by tenants in de minimis quantities for ordinary cleaning and office purposes. Tenant shall deliver to Landlord true and correct copies of the following documents (the “Haz Mat Documents”) relating to the use, storage, handling, treatment, generation, release or disposal of Hazardous Materials prior to the Commencement Date, or if unavailable at that time, concurrent with the receipt from or submission to a Governmental Authority: permits; approvals; reports and correspondence; storage and management plans, notice of violations of any Legal Requirements; plans relating to the installation of any storage tanks to be installed in or under the Project (provided, said installation of tanks shall only be permitted after Landlord has given Tenant its written consent to do so, which consent may be withheld in Landlord’s sole and absolute discretion); all closure plans or any other documents required by any and all federal, state and local Governmental Authorities for any storage tanks installed in, on or under the Project for the closure of any such tanks; and a Decommissioning and HazMat Closure Plan (to the extent surrender in accordance with Section 28 cannot be accomplished in 3 months). Tenant is not required, however, to provide Landlord with any portion(s) of the Haz Mat Documents containing information of a proprietary nature which, in and of themselves, do not contain a reference to any Hazardous Materials or hazardous activities. It is not the intent of this Section to provide Landlord with information which could be detrimental to Tenant’s business should such information become possessed by Tenant’s competitors.

(c)
Tenant Representation and Warranty. Tenant hereby represents and warrants to Landlord that (i) neither Tenant nor any of its legal predecessors has been required by any prior landlord,

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lender or Governmental Authority at any time to take remedial action in connection with Hazardous Materials contaminating a property which contamination was permitted by Tenant of such predecessor or resulted from Tenant’s or such predecessor’s action or use of the property in question, and (ii) Tenant is not subject to any enforcement order issued by any Governmental Authority in connection with the use, storage, handling, treatment, generation, release or disposal of Hazardous Materials (including, without limitation, any order related to the failure to make a required reporting to any Governmental Authority). If Landlord determines that this representation and warranty was not true as of the date of this lease, Landlord shall have the right to terminate this Lease in Landlord’s sole and absolute discretion.

(d)
Testing. Landlord shall have the right to conduct annual tests of the Premises to determine whether any contamination of the Premises, Building, Property or Project has occurred as a result of Tenant’s use. Tenant shall be required to pay the cost of such annual test of the Premises if there is a violation of this Section 30 or if contamination for which Tenant is responsible under this Section 30 is identified; provided, however, that if Tenant conducts its own tests of the Premises using third party contractors and test procedures acceptable to Landlord which tests are certified to Landlord, Landlord shall accept such tests in lieu of the annual tests to be paid for by Tenant. In addition, at any time, and from time to time, prior to the expiration or earlier termination of the Term, Landlord shall have the right to conduct appropriate tests of the Premises, Building, Property and Project to determine if contamination has occurred as a result of Tenant’s use of the Premises. In connection with such testing, upon the request of Landlord, Tenant shall deliver to Landlord or its consultant such non-proprietary information concerning the use of Hazardous Materials in or about the Premises by Tenant or any Tenant Party. If contamination has occurred for which Tenant is liable under this Section 30, Tenant shall pay all costs to conduct such tests. If no such contamination is found, Landlord shall pay the costs of such tests (which shall not constitute an Operating Expense). Landlord shall provide Tenant with a copy of all third party, non-confidential reports and tests of the Premises made by or on behalf of Landlord during the Term without representation or warranty and subject to a confidentiality agreement. Tenant shall, at its sole cost and expense, promptly and satisfactorily remediate any environmental conditions identified by such testing for which Tenant is responsible for under Section 30 in accordance with all Environmental Requirements. Landlord’s receipt of or satisfaction with any environmental assessment in no way waives any rights which Landlord may have against Tenant.

(e)
Control Areas. Tenant shall be allowed to utilize up to its pro rata share of the Hazardous Materials inventory within any control area or zone (located within the Premises), as designated by the applicable building code, for chemical use or storage. As used in the preceding sentence, Tenant’s pro rata share of any control areas or zones located within the Premises shall be determined based on the rentable square footage that Tenant leases within the applicable control area or zone. For purposes of example only, if a control area or zone contains 10,000 rentable square feet and 2,000 rentable square feet of a tenant’s premises are located within such control area or zone (while such premises as a whole contains 5,000 rentable square feet), the applicable tenant’s pro rata share of such control area would be 20%.

(f)
Storage Tanks. If storage tanks storing Hazardous Materials located on the Premises or the Project are used by Tenant or are hereafter placed on the Premises or the Project by Tenant, Tenant shall install, use, monitor, operate, maintain, upgrade and manage such storage tanks, maintain appropriate records, obtain and maintain appropriate insurance, implement reporting procedures, properly close any storage tanks, and take or cause to be taken all other actions necessary or required under applicable state and federal Legal Requirements, as such now exists or may hereafter be adopted or amended in connection with the installation, use, maintenance, management, operation, upgrading and closure of such storage tanks. Notwithstanding anything to the contrary contained herein, Tenant shall have no right to use or install any underground storage tanks at the Project.

(g)
Tenant’s Obligations. Tenant’s obligations under this Section 30 shall survive the expiration or earlier termination of this Lease. During any period of time after the expiration or earlier termination of this Lease required by Tenant or Landlord to complete the removal from the Premises of any Hazardous Materials for which Tenant is responsible under this Lease (including, without limitation, the release and termination of any licenses or permits restricting the use of the Premises and the completion of the approved Decommissioning and HazMat Closure Plan), Tenant shall continue to pay the full Rent in accordance with this Lease for any portion of the Premises not relet by Landlord in Landlord’s sole discretion, which Rent shall be prorated daily.

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(h)
Definitions. As used herein, the term “Environmental Requirements” means all applicable present and future statutes, regulations, ordinances, rules, codes, judgments, orders or other similar enactments of any Governmental Authority regulating or relating to health, safety, or environmental conditions on, under, or about the Premises or the Project, or the environment, including without limitation, the following: the Comprehensive Environmental Response, Compensation and Liability Act; the Resource Conservation and Recovery Act; and all state and local counterparts thereto, and any regulations or policies promulgated or issued thereunder. As used herein, the term “Hazardous Materials” means and includes any substance, material, waste, pollutant, or contaminant listed or defined as hazardous or toxic, or regulated by reason of its impact or potential impact on humans, animals and/or the environment under any Environmental Requirements, asbestos and petroleum, including crude oil or any fraction thereof, natural gas liquids, liquefied natural gas, or synthetic gas usable for fuel (or mixtures of natural gas and such synthetic gas). As defined in Environmental Requirements, Tenant is and shall be deemed to be the “operator” of Tenant’s “facility” and the “owner” of all Hazardous Materials brought on the Premises by Tenant or any Tenant Party, and the wastes, by-products, or residues generated, resulting, or produced therefrom.

31.
Tenant’s Remedies/Limitation of Liability. Landlord shall not be in default hereunder unless Landlord fails to perform any of its obligations hereunder within 30 days after written notice from Tenant specifying such failure (unless such performance will, due to the nature of the obligation, require a period of time in excess of 30 days, then after such period of time as is reasonably necessary). Upon any default by Landlord, Tenant shall give written notice, via reputable overnight guaranty courier, to any Holder of a Mortgage covering the Premises and to any landlord of any lease of property in or on which the Premises are located and Tenant shall offer such Holder and/or landlord a reasonable opportunity to cure the default, including time to obtain possession of the Project, or portion thereof of which the Premises are a part, by power of sale or a judicial action if such should prove necessary to effect a cure; provided Landlord shall have furnished to Tenant in writing the names and addresses of all such persons who are to receive such notices. All obligations of Landlord hereunder shall be construed as covenants, not conditions; and, except as may be otherwise expressly provided in this Lease, Tenant may not terminate this Lease for breach of Landlord’s obligations hereunder.

All obligations of Landlord under this Lease will be binding upon Landlord only during the period of its ownership of the Premises and not thereafter. The term “Landlord” in this Lease shall mean only the owner for the time being of the Premises. Upon the transfer by such owner of its interest in the Premises, such owner shall thereupon be released and discharged from all obligations of Landlord thereafter accruing, but such obligations shall be binding during the Term upon each new owner for the duration of such owner’s ownership.

32.
Inspection and Access. Landlord and its agents, representatives, and contractors may enter the Premises at any reasonable time to inspect the Premises and to make such repairs as may be required or permitted pursuant to this Lease and for any other business purpose. Landlord and Landlord’s representatives may enter the Premises during business hours on not less than 48 hours advance written notice (except in the case of emergencies in which case no such notice shall be required and such entry may be at any time) for the purpose of effecting any such repairs, inspecting the Premises, showing the Premises to prospective purchasers and, during the last 15 months of the Term, to prospective tenants or for any other business purpose. Landlord may erect a suitable sign on the Premises stating that the Project is available for sale, or in the last 15 months of the Term, that the Premises are available to let. Landlord shall use reasonable efforts to minimize interference with Tenant’s business operations at the Premises in connection with its entry into the Premises under this Section 32. Landlord may grant and amend easements, make public dedications, designate Common Areas and create restrictions on or about the Project (excluding the Premises), provided that no such easement, dedication, designation or restriction materially, adversely affects Tenant’s use or occupancy of the Premises for the Permitted Use. At Landlord’s request, Tenant shall execute such instruments as may be necessary for such easements, dedications or restrictions. Tenant shall at all times, except in the case of emergencies, have the right to escort Landlord or its agents, representatives, contractors or guests while the same are in the Premises, provided such escort does not materially and adversely affect Landlord’s access rights hereunder. Landlord

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shall use reasonable efforts to comply with Tenant’s reasonable security, confidentiality and safety requirements with respect to entering restricted portions of the Premises; provided, however, that Tenant has notified Landlord of such security, confidentiality and safety requirements reasonably prior to Landlord’s entry into the Premises and provided further that in no event shall Tenant bar or prohibit access by Landlord and its employees, agents and contractors for the performance of the obligations of Landlord or the exercise of the rights of Landlord under this Lease.

Notwithstanding the foregoing, Tenant shall have the right to designate (on plans provided by Tenant to Landlord, which may be reasonably updated by Tenant from time to time upon notice to Landlord) certain areas of the Premises as limited access areas required to protect the health of persons or security of confidential and proprietary information (“Limited Access Areas”), which Limited Access Areas shall not be entered into by Landlord or Landlord’s representatives without a Tenant representative, except in the case of an emergency. Notwithstanding anything to the contrary contained in this Lease, Landlord shall not provide janitorial services any area designated by Tenant as a Limited Access Area and shall only enter such Limited Access Areas to perform maintenance and repairs (i) for which Landlord is responsible under this Lease, or (ii) in response to specific requests by Tenant, which requests remain subject to Landlord’s approval.

33.
Security. Tenant acknowledges and agrees that security devices and services, if any, while intended to deter crime may not in given instances prevent theft or other criminal acts and that Landlord is not providing any security services with respect to the Premises. Tenant agrees that Landlord shall not be liable to Tenant for, and Tenant waives any claim against Landlord with respect to, any loss by theft or any other damage suffered or incurred by Tenant in connection with any unauthorized entry into the Premises or any other breach of security with respect to the Premises. Tenant shall be solely responsible for the personal safety of Tenant’s officers, employees, agents, contractors, guests and invitees while any such person is in, on or about the Premises, Building, Property and/or Project. Tenant shall at Tenant’s cost obtain insurance coverage to the extent Tenant desires protection against such criminal acts.

34.
Force Majeure. Except for the payment of Rent and any other amounts payable under this Lease, neither Landlord nor Tenant shall be held responsible or liable for delays in the performance of its obligations hereunder when caused by, related to, or arising out of acts of God, strikes, lockouts, or other labor disputes, embargoes, quarantines, abnormal weather, national, regional, or local disasters, calamities, or catastrophes, inability to obtain labor or materials (or reasonable substitutes therefor) at reasonable costs or failure of, or inability to obtain, utilities necessary for performance, governmental restrictions, orders, limitations, regulations, or controls, national emergencies, local, regional or national epidemic or pandemic, delay in issuance or revocation of permits, enemy or hostile governmental action, terrorism, insurrection, riots, civil disturbance or commotion, fire or other casualty, and other causes or events beyond their reasonable control (“Force Majeure”). Landlord and Tenant, as the case may be, shall take reasonable measures to mitigate and minimize the impact of any such Force Majeure.

35.
Brokers. Landlord and Tenant each represents and warrants that it has not dealt with any broker, agent or other person (collectively, “Broker”) in connection with this transaction and that no Broker brought about this transaction, other than Newmark. Landlord and Tenant each hereby agree to indemnify and hold the other harmless from and against any claims by any Broker, other than Newmark, claiming a commission or other form of compensation by virtue of having dealt with Tenant or Landlord, as applicable, with regard to this leasing transaction.

36.
Limitation on Landlord’s Liability. NOTWITHSTANDING ANYTHING SET FORTH HEREIN OR IN ANY OTHER AGREEMENT BETWEEN LANDLORD AND TENANT TO THE CONTRARY: (A) LANDLORD SHALL NOT BE LIABLE TO TENANT OR ANY OTHER PERSON FOR (AND TENANT AND EACH SUCH OTHER PERSON ASSUME ALL RISK OF) LOSS, DAMAGE OR INJURY, WHETHER ACTUAL OR CONSEQUENTIAL TO: TENANT’S PERSONAL PROPERTY OF EVERY KIND AND DESCRIPTION, INCLUDING, WITHOUT LIMITATION TRADE FIXTURES, EQUIPMENT, INVENTORY, SCIENTIFIC RESEARCH, SCIENTIFIC EXPERIMENTS, LABORATORY ANIMALS, PRODUCT, SPECIMENS, SAMPLES, AND/OR SCIENTIFIC, BUSINESS, ACCOUNTING AND OTHER RECORDS

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OF EVERY KIND AND DESCRIPTION KEPT AT THE PREMISES AND ANY AND ALL INCOME DERIVED OR DERIVABLE THEREFROM; (B) THERE SHALL BE NO PERSONAL RECOURSE TO LANDLORD FOR ANY ACT OR OCCURRENCE IN, ON OR ABOUT THE PREMISES OR ARISING IN ANY WAY UNDER THIS LEASE OR ANY OTHER AGREEMENT BETWEEN LANDLORD AND TENANT WITH RESPECT TO THE SUBJECT MATTER HEREOF AND ANY LIABILITY OF LANDLORD HEREUNDER SHALL BE STRICTLY LIMITED SOLELY TO LANDLORD’S INTEREST IN THE PROJECT OR ANY PROCEEDS FROM SALE OR CONDEMNATION THEREOF AND ANY INSURANCE PROCEEDS PAYABLE IN RESPECT OF LANDLORD’S INTEREST IN THE PROJECT OR IN CONNECTION WITH ANY SUCH LOSS; AND (C) IN NO EVENT SHALL ANY PERSONAL LIABILITY BE ASSERTED AGAINST LANDLORD IN CONNECTION WITH THIS LEASE NOR SHALL ANY RECOURSE BE HAD TO ANY OTHER PROPERTY OR ASSETS OF LANDLORD OR ANY OF LANDLORD’S OFFICERS, DIRECTORS, EMPLOYEES, AGENTS OR CONTRACTORS. UNDER NO CIRCUMSTANCES SHALL LANDLORD OR ANY OF LANDLORD’S OFFICERS, DIRECTORS, EMPLOYEES, AGENTS OR CONTRACTORS BE LIABLE FOR INJURY TO TENANT’S BUSINESS OR FOR ANY LOSS OF INCOME OR PROFIT THEREFROM.

NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED IN THIS LEASE, IN NO EVENT SHALL PERSONAL LIABILITY FOR TENANT’S OBLIGATIONS UNDER THIS LEASE BE ASSERTED AGAINST ANY OF TENANT’S OFFICERS, DIRECTORS, EMPLOYEES OR AGENTS.

Tenant acknowledges and agrees that measures and/or services implemented at the Project, if any, intended to encourage social distancing, promote and protect health and physical well-being and/or intended to limit the spread of Infectious Conditions, may not prevent the spread of such Infectious Conditions. Neither Landlord nor any Landlord Indemnified Parties shall have any liability and Tenant waives any claims against Landlord and the Landlord Indemnified Parties with respect to any loss, damage or injury in connection with (x) the implementation, or failure of Landlord or any Landlord Indemnified Parties to implement, any measures and/or services at the Project intended to encourage social distancing, promote and protect health and physical well-being and/or intended to limit the spread of Infectious Conditions, or (y) the failure of any measures and/or services implemented at the Project, if any, to limit the spread of any Infectious Conditions.

37.
Severability. If any clause or provision of this Lease is illegal, invalid or unenforceable under present or future laws, then and in that event, it is the intention of the parties hereto that the remainder of this Lease shall not be affected thereby. It is also the intention of the parties to this Lease that in lieu of each clause or provision of this Lease that is illegal, invalid or unenforceable, there be added, as a part of this Lease, a clause or provision as similar in effect to such illegal, invalid or unenforceable clause or provision as shall be legal, valid and enforceable.

38.
Signs; Exterior Appearance. Tenant shall not, without the prior written consent of Landlord, which may be granted or withheld in Landlord’s reasonable discretion: (i) attach any awnings, exterior lights, decorations, balloons, flags, pennants, banners, painting or other projection to any outside wall of the Building, (ii) use any curtains, blinds, shades or screens other than Landlord’s standard window coverings, (iii) coat or otherwise sunscreen the interior or exterior of any windows, (iv) place any bottles, parcels, or other articles on the window sills, (v) place any equipment, furniture or other items of personal property on any exterior balcony, or (vi) paint, affix or exhibit on any part of the Premises, Building, Property or Project any signs, notices, window or door lettering, placards, decorations, or advertising media of any type which can be viewed from the exterior of the Premises. Notwithstanding the forgoing, Tenant shall be permitted to have furniture on the balcony on the fifth floor, subject to Landlord’s approval, which shall not to be unreasonably withheld, conditioned or delayed. Suite entry signage and Tenant’s name and location on the Building lobby directory shall be inscribed, painted or affixed for Tenant by Landlord at the sole cost and expense of Tenant, and shall be of a size, color and type acceptable to Landlord. Nothing may be placed on the exterior of corridor walls or corridor doors other than Landlord’s standard lettering. The Building lobby directory shall be provided exclusively for the display of the name and location of tenants.

39.
Right to Extend Term. Tenant shall have the right to extend the Term of this Lease upon the following terms and conditions:

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(a)
Extension Rights. Tenant shall have 3 consecutive rights (each, an “Extension Right”) to extend the term of this Lease for 60 months each (each, an “Extension Term”) on the same terms and conditions as this Lease (other than with respect to Base Rent and the Work Letter) by giving Landlord written notice of its election to exercise each Extension Right at least 12 months prior, and no earlier than 15 months prior, to the expiration of the Base Term of this Lease or the expiration of any prior Extension Term.

Upon the commencement of the Extension Term, Base Rent shall be payable at the Market Rate (as defined below). Base Rent shall thereafter be adjusted on each annual anniversary of the commencement of the Extension Term by a percentage as determined by Landlord and agreed to by Tenant at the time the Market Rate is determined. As used herein, “Market Rate” shall mean the rate that comparable landlords of comparable buildings have accepted in current transactions from non-equity (i.e., not being offered equity in the buildings) and nonaffiliated tenants of similar financial strength for space of comparable size, quality (including all Tenant Improvements, Alterations and other improvements) and floor height in Class A laboratory/office buildings in the East Cambridge and Kendall Square market area of Cambridge, Massachusetts for a comparable term, with the determination of the Market Rate to take into account all relevant factors, including tenant inducements, views, parking costs, available amenities (including the Project Amenities), leasing commissions, allowances or concessions, if any. Notwithstanding the foregoing, the Market Rate shall in no event be less than the Base Rent payable as of the date immediately preceding the commencement of such Extension Term. In addition, Landlord may impose a market rent for the parking rights provided hereunder.

If, on or before the date which is 270 days prior to the expiration of the Base Term of this Lease or the expiration of the prior Extension Term, as applicable, Tenant has not agreed with Landlord’s determination of the Market Rate and the rent escalations during the applicable Extension Term after negotiating in good faith, Tenant shall be deemed to have elected arbitration as described in Section 39(b). Tenant acknowledges and agrees that, if Tenant has elected to exercise an Extension Right by delivering notice to Landlord as required in this Section 39(a), Tenant shall have no right thereafter to rescind or elect not to extend the term of this Lease for the Extension Term.

(b)
Arbitration.

(i)
Within 10 days of Tenant’s notice to Landlord of its election (or deemed election) to arbitrate Market Rate and escalations, each party shall deliver to the other a proposal containing the Market Rate and escalations that the submitting party believes to be correct (“Extension Proposal”). If either party fails to timely submit an Extension Proposal, the other party’s submitted proposal shall determine the Base Rent and escalations for the Extension Term. If both parties submit Extension Proposals, then Landlord and Tenant shall meet within 7 days after delivery of the last Extension Proposal and make a good faith attempt to mutually appoint a single Arbitrator (and defined below) to determine the Market Rate and escalations. If Landlord and Tenant are unable to agree upon a single Arbitrator, then each shall, by written notice delivered to the other within 10 days after the meeting, select an Arbitrator. If either party fails to timely give notice of its selection for an Arbitrator, the other party’s submitted proposal shall determine the Base Rent for the Extension Term. The 2 Arbitrators so appointed shall, within 5 business days after their appointment, appoint a third Arbitrator. If the 2 Arbitrators so selected cannot agree on the selection of the third Arbitrator within the time above specified, then either party, on behalf of both parties, may request such appointment of such third Arbitrator by application to any state court of general jurisdiction in the jurisdiction in which the Premises are located, upon 10 days prior written notice to the other party of such intent.

(ii)
The decision of the Arbitrator(s) shall be made within 30 days after the appointment of a single Arbitrator or the third Arbitrator, as applicable. The decision of the single Arbitrator shall be final and binding upon the parties. The average of the two closest Arbitrators in a three Arbitrator panel shall be final and binding upon the parties. Each party shall pay the fees and expenses of the Arbitrator appointed by or on behalf of such party and the fees and expenses of the third Arbitrator shall be borne equally by both parties. If the Market Rate and escalations are not

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determined by the first day of the Extension Term, then Tenant shall pay Landlord Base Rent in an amount equal to the Base Rent in effect immediately prior to the Extension Term and increased by the Rent Adjustment Percentage until such determination is made. After the determination of the Market Rate and escalations, the parties shall make any necessary adjustments to such payments made by Tenant. Landlord and Tenant shall then execute an amendment recognizing the Market Rate and escalations for the Extension Term.

(iii)
An “Arbitrator” shall be any person appointed by or on behalf of either party or appointed pursuant to the provisions hereof and: (i) shall be (A) a member of the American Institute of Real Estate Appraisers with not less than 10 years of experience in the appraisal of improved life science and office space in the greater Boston, Massachusetts metropolitan area, or

(B) a licensed commercial real estate broker with not less than 15 years’ experience representing landlords and/or tenants in the leasing of life sciences and office space in the greater Boston, Massachusetts metropolitan area, (ii) devoting substantially all of their time to professional appraisal or brokerage work, as applicable, at the time of appointment and (iii) be in all respects impartial and disinterested.

(c)
Rights Personal. The Extension Rights are personal to Tenant and are not assignable without Landlord’s consent, which may be granted or withheld in Landlord’s sole discretion separate and apart from any consent by Landlord to an assignment of Tenant’s interest in this Lease, except that they may be assigned in connection with any Permitted Assignment of this Lease.

(d)
Exceptions. Notwithstanding anything set forth above to the contrary, the Extension Rights shall, at Landlord’s option, not be in effect and Tenant may not exercise any of the Extension Rights:

(i)
during any period of time that Tenant is in Default under any provision of this Lease; or

(ii)
if Tenant has been in Default under any provision of this Lease 3 or more times, whether or not the Defaults are cured, during the 12 month period immediately prior to the date that Tenant intends to exercise an Extension Right, whether or not the Defaults are cured; or

(iii)
if Tenant (or a transferee under a Permitted Assignment) is not in occupancy of at least 25% of the Premises demised hereunder both at the time of the exercise of any such Extension Right and at the time of the commencement date of any such Extension Term.

(e)
No Extensions. The period of time within which any Extension Rights may be exercised shall not be extended or enlarged by reason of Tenant’s inability to exercise the Extension Rights.

(f)
Termination. The Extension Rights shall, at Landlord’s option, terminate and be of no further force or effect even after Tenant’s due and timely exercise of an Extension Right, if, after such exercise, but prior to the commencement date of an Extension Term, (i) Tenant fails to timely cure any default by Tenant under this Lease; or (ii) Tenant has Defaulted 3 or more times during the period from the date of the exercise of an Extension Right to the date of the commencement of the Extension Term, whether or not such Defaults are cured.

40.
Exclusive Period. If at any time during the term of this Lease, Tenant is considering leasing additional or alternative space, Tenant shall deliver written notice (“Premises Notice”) to Landlord, which Premises Notice shall include a description of the additional or alternative space desired by Tenant in the Commonwealth of Massachusetts. For a period of 30 days following Tenant’s delivery of the Premises Notice to Landlord (“Exclusive Period”), Tenant agrees that Landlord shall have the exclusive right, if it so elects and without any obligation to do so, to offer Tenant additional or alternative premises which satisfy in part or in its entirety the premises being sought by Tenant (“ Alternative Premises”) on market terms at another property owned or controlled by Landlord or an entity controlled by, under common control with, or controlling Landlord including, without limitation, any of the constituent members of Landlord or Alexandria Real Estate Equities, Inc. (any such entity, an “Affiliate”). Landlord and/or any Affiliate, as the case may

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be, shall have the right, if it so elects and without any obligation to do so, to acquire a new project or redevelop any existing project it then owns to provide the Alternative Premises. Tenant shall be required to consider in good faith any Alternative Premises offered to Tenant by Landlord (or its Affiliate) during the Exclusive Period. If Landlord (or its Affiliate) and Tenant identify an Alternative Premises acceptable to Tenant, in Tenant’s sole discretion, Landlord (or its Affiliate) and Tenant shall use good faith efforts to negotiate and enter into a new lease for such Alternative Premises. Such new lease shall, if entered into, be upon terms and conditions acceptable to Landlord or Affiliate, as the case may be, and Tenant in their respective good faith sole discretion. As part of Tenant’s on-going real estate assessment, and to facilitate efficient engagement with Landlord with respect to any Premises Notice and any Exclusive Period, upon written request from Tenant (but not more than quarterly), Landlord will provide Tenant a summary of Landlord’s available space in the Commonwealth of Massachusetts. The provisions of this paragraph shall only apply so long as ARE-MA Region No. 94, LLC, or an Affiliate is the owner of the Project. Nothing contained herein is intended to preclude Tenant from contacting real estate brokers during the Exclusive Period to seek information from such real estate brokers regarding their current experience regarding market terms for the Alternative Premises.

41.
Submarket Amenities.

(a)
Generally. Subject to the provisions of this Section 41, one or more affiliates of Landlord (collectively, “Amenity Affiliates”), may construct certain common amenities (any such amenities, the

“Submarket Amenities”) within the following geographical area surrounding the Project: Spring Street to the north, Atheneum Street to south, Third Street to the west and Edwin H Land Boulevard to the east (the “Amenities Area”), for non-exclusive use by tenants of (i) tenants of the projects owned or operated by any Amenity Affiliates, (ii) tenants of the Project, (iii) other affiliates of Landlord, Amenity Affiliates and Alexandria Real Estate Equities, Inc. (“ARE”), and (iv) any other parties permitted by Amenity Affiliates (collectively, “Users”). Landlord, Amenity Affiliates, ARE, and all affiliates of Landlord, Amenity Affiliates and ARE may be referred to collectively herein as the “ARE Parties.” Any project within the Amenities Area at which Submarket Amenities are located may be referred to herein as a “Submarket Amenities Project.” Notwithstanding anything to the contrary contained herein, Tenant acknowledges and agrees that the Amenity Affiliates shall have the right, in their sole respective discretion, to construct any Submarket Amenities desired by such Amenity Affiliates but not make all or a portion of such Submarket Amenities available for use by some or all currently contemplated Users. Amenity Affiliates shall, respectively have the sole right to determine all matters related to the Submarket Amenities including, without limitation, relating to the type, design and construction thereof. Tenant acknowledges and agrees that Landlord has not made any representations or warranties regarding the development of any of the Submarket Amenities and that Tenant is not entering into this Lease relying on the construction and completion of the Submarket Amenities or with an expectation that the Submarket Amenities will ever be constructed and/or made available to Tenant.

(b)
License. Commencing on the date that any Submarket Amenities are made available for use by Users (the “Amenities Commencement Date”), and so long as the each applicable Submarket Amenities Project, respectively, continues to be owned by affiliates of ARE, Tenant shall have the non- exclusive right to the use of the available Submarket Amenities at such Submarket Amenities Project in common with other Users pursuant to the terms of this Section 41.

(c)
Submarket Amenities Fees. Commencing on the Amenities Commencement Date, Tenant shall commence paying a fee equal to Tenant’s Amenities Share. Tenant’s “Amenities Share” shall be an amount equal to Tenant’s share of the Submarket Amenities Costs, which shall be equal to a percentage of the Submarket Amenities Costs calculated by dividing the rentable square footage of the Premises by the rentable square footage of all Users granted the right under their respective leases (or other applicable occupancy agreement(s)) to all or portion of the Submarket Amenities. In no event shall the Amenities Share include any costs or expenses for any portion of the Submarket Amenities which Tenant does not have a right to use. As used in this Lease, “Submarket Amenities Costs” shall mean all costs and expenses of any kind or description whatsoever incurred or accrued each calendar year with respect to the operation of the Submarket Amenities (including for the avoidance of doubt, reimbursement by Amenities

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Affiliates to affiliates of such Amenities Affiliates for market rent paid by such affiliates to Amenities Affiliates for Submarket Amenities space and commercially reasonable reduced rent or other commercially reasonable concessions or subsidies provided in connection with the Submarket Amenities) that would have been payable with respect to the space in which the Submarket Amenities are located had they had been leased to third parties), not including costs or expenses in connection with the design or construction of the Submarket Amenities or the cost of correcting defects in the construction of the Submarket Amenities, which costs and expenses shall not be passed through to Tenant.

Notwithstanding the foregoing, for the period during the Base Term commencing on the Amenities Commencement Date through the expiration of the first full calendar year following the Amenities Commencement Date, Tenant shall not be responsible for Tenant’s Amenities Share of Submarket Amenities Costs in excess of $2.25 per rentable square foot of the Premises per year (the “Cap Amount”). The Cap Amount shall increase on each January 1st thereafter during the Base Term by multiplying the Cap Amount applicable during the immediately preceding calendar year by 3% and adding the resulting amount to the Cap Amount applicable during the immediately preceding calendar year. For the avoidance of doubt, the cost of Submarket Amenities Costs subject to the Cap Amount shall not include costs relating to Shuttle Service or the cost of ancillary services or items payable by Tenant in connection with its use of the Submarket Amenities which may include without limitation, conference center booking fees (to the extent one or more conference centers are included as part of the Submarket Amenities), costs for food and beverage/catering services, personal training, fitness classes and/or wellness clinics.

(d)
Rules and Regulations. Tenant shall be solely responsible for paying the cost of any and all ancillary services provided to Tenant, and the cost of any and all goods and services provided to Tenant by any food services operators and/or any third party vendors in connection with Tenant’s use of the Submarket Amenities. Tenant shall use the Submarket Amenities in compliance with all applicable Legal Requirements and any reasonable rules and regulations imposed by the applicable Amenities Affiliate from time to time and in a manner that will not interfere with the rights of other Users, which rules and regulations shall be enacted and enforced in a non-discriminatory manner and may include, (i) the required use by Users of one or more food and beverage operators designated by the applicable Amenities Affiliate, (ii) usage of and compliance with reservations systems governing the use of facilities,

(iii) the payment of additional costs in connection with the after-hours usage of facilities, and (iv) access card entry requirements. The use of the Submarket Amenities by employees of Tenant shall be in accordance with the terms and conditions of the standard licenses, indemnification and waiver agreements required by applicable Amenities Affiliate or the operator of the applicable Submarket Amenities to be executed by all persons wishing to use such Submarket Amenities. Neither the Amenities Affiliates nor Landlord (nor, if applicable, any other affiliate of Landlord) shall have any liability or obligation for the breach of any rules or regulations by other Users with respect to the Submarket Amenities. Tenant shall not make any alterations, additions, or improvements of any kind to the Submarket Amenities or any Submarket Amenities Project.

Tenant acknowledges and agrees that the Amenities Affiliates shall have the right at any time and from time to time to reconfigure, relocate, modify or remove any of the Submarket Amenities, and/or to revise, expand or discontinue any of the services (if any) provided in connection with the Submarket Amenities.

(e)
Waiver of Liability and Indemnification. Tenant warrants that it will use reasonable care to prevent damage to property and injury to persons while on any project at each respective Submarket Amenities Project. Tenant waives any claims it or any Tenant Parties may have against any ARE Parties relating to, arising out of or in connection with the Submarket Amenities and any entry by Tenant and/or any Tenant Parties onto any Submarket Amenities Project, and Tenant releases and exculpates all ARE Parties from any liability relating to, arising out of or in connection with the Submarket Amenities and any entry by Tenant and/or any Tenant Parties onto each Submarket Amenities Project. Tenant hereby agrees to indemnify, defend, and hold harmless the ARE Parties from any claim of damage to property or injury to persons relating to, arising out of or in connection with (i) the use of the Submarket Amenities by Tenant or any Tenant Parties, and (ii) any entry by Tenant and/or any Tenant Parties onto any Submarket Amenities Project, except to the extent caused by the negligence or willful misconduct of ARE Parties. The provisions of this Section 41(e) shall survive the expiration or earlier termination of this Lease.

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42.
Miscellaneous.

(a)
Notices. All notices or other communications between the parties shall be in writing and shall be deemed duly given upon delivery or refusal to accept delivery by the addressee thereof if delivered in person, or upon actual receipt if delivered by reputable overnight guaranty courier, addressed and sent to the parties at their addresses set forth above. Landlord and Tenant may from time to time by written notice to the other designate another address for receipt of future notices. For the avoidance of doubt, Landlord’s agreement to deliver copies of notices to Tenant via email is a courtesy basis only and the failure of Landlord to deliver copies of any such notices to Tenant via email shall in no event invalidate or otherwise affect the effectiveness of any notice delivered to Tenant in accordance with the requirements of this Section 42(a).

(b)
Joint and Several Liability. If and when included within the term “Tenant,” as used in this instrument, there is more than one person or entity, each shall be jointly and severally liable for the obligations of Tenant.

(c)
Financial Information. Tenant shall furnish to Landlord with true and complete copies of

(i) upon Landlord’s written request on an annual basis, Tenant’s most recent audited annual financial statements, provided, however, that Tenant shall not be required to deliver to Landlord such annual financial statements for any particular year sooner than the date that is 90 days after the end of each of Tenant’s fiscal years during the Term, (ii) upon Landlord’s written request on a quarterly basis, Tenant’s most recent unaudited quarterly financial statements; provided, however, that Tenant shall not be required to deliver to Landlord such quarterly financial statements for any particular quarter sooner that the date that is 45 days after the end of each of Tenant’s fiscal quarters during the Term, (iii) upon Landlord’s written request from time to time, updated business plans, including cash flow projections and/or pro forma balance sheets and income statements, all of which shall be treated by Landlord as confidential information belonging to Tenant, (iv) upon Landlord’s written request from time to time, corporate brochures and/or profiles prepared by Tenant for prospective investors, and (v) upon Landlord’s written request from time to time, any other financial information or summaries that Tenant typically provides to its lenders or shareholders. Notwithstanding anything to the contrary contained in this Lease, Landlord’s written request for financial information pursuant to this Section 42(c) may delivered to Tenant via email. So long as Tenant is a “public company” and its financial information is publicly available, then the foregoing delivery requirements of this Section 42(c) shall not apply.

(d)
Recordation. Neither this Lease nor a memorandum of lease shall be filed by or on behalf of Tenant in any public record. Landlord may prepare and file, and upon request by Landlord Tenant will execute, a memorandum of lease. Nothing contained in this Lease is intended to prohibit Tenant from filing this Lease with the Securities and Exchange Commission (“SEC”) to the extent that Tenant is required to do so pursuant to applicable SEC requirements. Prior to any such filing of this Lease, Tenant shall redact the Base Rent and other economic terms to the extent permitted by applicable SEC regulations.

(e)
Interpretation. The normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Lease or any exhibits or amendments hereto. Words of any gender used in this Lease shall be held and construed to include any other gender, and words in the singular number shall be held to include the plural, unless the context otherwise requires. The captions inserted in this Lease are for convenience only and in no way define, limit or otherwise describe the scope or intent of this Lease, or any provision hereof, or in any way affect the interpretation of this Lease.

(f)
Not Binding Until Executed. The submission by Landlord to Tenant of this Lease shall have no binding force or effect, shall not constitute an option for the leasing of the Premises, nor confer any right or impose any obligations upon either party until execution of this Lease by both parties.

(g)
Limitations on Interest. It is expressly the intent of Landlord and Tenant at all times to comply with applicable law governing the maximum rate or amount of any interest payable on or in

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connection with this Lease. If applicable law is ever judicially interpreted so as to render usurious any interest called for under this Lease, or contracted for, charged, taken, reserved, or received with respect to this Lease, then it is Landlord’s and Tenant’s express intent that all excess amounts theretofore collected by Landlord be credited on the applicable obligation (or, if the obligation has been or would thereby be paid in full, refunded to Tenant), and the provisions of this Lease immediately shall be deemed reformed and the amounts thereafter collectible hereunder reduced, without the necessity of the execution of any new document, so as to comply with the applicable law, but so as to permit the recovery of the fullest amount otherwise called for hereunder.

(h)
Choice of Law. Construction and interpretation of this Lease shall be governed by the internal laws of the Commonwealth of Massachusetts, excluding any principles of conflicts of laws.

(i)
Time. Time is of the essence as to the performance of Tenant’s obligations under this

Lease.

(j)
OFAC. Tenant and, to Tenant’s knowledge, all beneficial owners of Tenant are currently
(a)
in compliance with and shall at all times during the Term of this Lease remain in compliance with the regulations of the Office of Foreign Assets Control (“OFAC”) of the U.S. Department of Treasury and any statute, executive order, or regulation relating thereto (collectively, the “OFAC Rules”), (b) not listed on, and shall not during the term of this Lease be listed on, the Specially Designated Nationals and Blocked Persons List, Foreign Sanctions Evaders List, or the Sectoral Sanctions Identification List, which are all maintained by OFAC and/or on any other similar list maintained by OFAC or other governmental authority pursuant to any authorizing statute, executive order, or regulation, and (c) not a person or entity with whom a U.S. person is prohibited from conducting business under the OFAC Rules.

(k)
Incorporation by Reference. All exhibits and addenda attached hereto are hereby incorporated into this Lease and made a part hereof. If there is any conflict between such exhibits or addenda and the terms of this Lease, such exhibits or addenda shall control.

(l)
Entire Agreement. This Lease, including the exhibits attached hereto, constitutes the entire agreement between Landlord and Tenant pertaining to the subject matter hereof and supersedes all prior and contemporaneous agreements, understandings, letters of intent, negotiations and discussions, whether oral or written, of the parties, and there are no warranties, representations or other agreements, express or implied, made to either party by the other party in connection with the subject matter hereof except as specifically set forth herein.

(m)
No Accord and Satisfaction. No payment by Tenant or receipt by Landlord of a lesser amount than the monthly installment of Base Rent or any Additional Rent will be other than on account of the earliest stipulated Base Rent and Additional Rent, nor will any endorsement or statement on any check or letter accompanying a check for payment of any Base Rent or Additional Rent be an accord and satisfaction. Landlord may accept such check or payment without prejudice to Landlord’s right to recover the balance of such Rent or to pursue any other remedy provided in this Lease.

(n)
Hazardous Activities. Notwithstanding any other provision of this Lease, Landlord, for itself and its employees, agents and contractors, reserves the right to refuse to perform any repairs or services in any portion of the Premises which, pursuant to Tenant’s routine safety guidelines, practices or custom or prudent industry practices, require any form of protective clothing or equipment other than safety glasses. In any such case, Tenant shall contract with parties who are acceptable to Landlord, in Landlord’s reasonable discretion, for all such repairs and services, and Landlord shall, to the extent required, equitably adjust Tenant’s Share of Operating Expenses in respect of such repairs or services to reflect that Landlord is not providing such repairs or services to Tenant.

(o)
Redevelopment of Project. Tenant acknowledges that Landlord, in its sole discretion, may, subject to the terms of the penultimate sentence of Section 1 of this Lease, from time to time expand, renovate and/or reconfigure the Project as the same may exist from time to time and, in connection therewith or in addition thereto, as the case may be, from time to time without limitation: (a) change the shape, size, location, number and/or extent of any improvements, buildings, structures, lobbies, hallways,

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entrances, exits, parking and/or parking areas relative to any portion of the Project; (b) modify, eliminate and/or add any buildings, improvements, and parking structure(s) either above or below grade, to the Project, the Common Areas and/or any other portion of the Project and/or make any other changes thereto affecting the same; and (c) make any other changes, additions and/or deletions in any way affecting the Project and/or any portion thereof as Landlord may elect from time to time, including without limitation, additions to and/or deletions from the land comprising the Project, the Common Areas and/or any other portion of the Project. Tenant acknowledges and agrees that construction noise, vibrations and dust associated with normal construction activities in connection with any redevelopment of the Project are to be expected during the course of such construction. Notwithstanding anything to the contrary contained in this Lease, Tenant shall have no right to seek damages (including abatement of Rent) or to cancel or terminate this Lease because of any proposed changes, expansion, renovation or reconfiguration of the Project nor shall Tenant have the right to restrict, inhibit or prohibit any such changes, expansion, renovation or reconfiguration; provided, however, Landlord shall not change the size, dimensions, location or Tenant’s Permitted Use of the Premises.

(p)
Shuttle. Landlord and affiliates of Landlord plan to provide a campus shuttle service for the Project and other buildings in the vicinity of the Project that are owned by affiliates of Landlord (the “Shuttle Service”); provided, however, that neither Landlord nor any affiliate of Landlord shall be obligated to provide the Shuttle Service (or, once the Shuttle Service has commenced, to continue providing the Shuttle Service for any specific period of time) or to cause the Shuttle Service to follow any specific route, make any specific stops, or adhere to any specific schedule or hours of operation. If Landlord and affiliates of Landlord actually commence operation of the Shuttle Service, (i) Landlord shall give Tenant written notice of the date such operation will commence (“Shuttle Services Commencement Date”) and the planned route, stops, schedule, and hours of operation, (ii) Landlord shall permit Tenant’s employees actually employed at the Project to use the Shuttle Service, and (iii) regardless of whether Tenant’s employees use the Shuttle Services, commencing on later to occur of (x) the Shuttle Services Commencement Date, or the Commencement Date, through the earlier of the expiration of the Term or the date that Landlord permanently ceases to provide Shuttle Service, Operating Expenses shall include the cost of provision the Shuttle Service (the “Shuttle Service Costs”). Tenant acknowledges and agrees that Landlord has not made any representations or warranties regarding the commencement or continued availability of the Shuttle Service and that Tenant is not entering into this Lease with an expectation that the Shuttle Service shall commence or continue to be available to Tenant throughout the Term.

(q)
Counterparts. This Lease may be executed in 2 or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature process complying with the U.S. federal ESIGN Act of 2000) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes. Electronic signatures shall be deemed original signatures for purposes of this Lease and all matters related thereto, with such electronic signatures having the same legal effect as original signatures.

[ Signatures on next page ]

DocuSign Envelope ID: 95812A0E-597B-4C31-9F12-CB594CA06309

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IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease as of the day and year first above written.

TENANT:

OMEGA THERAPEUTICS, INC.,

a Delaware corporation

By:	/s/ Mahesh Karande
Its:	President and CEO

X I hereby certify that the signature, name, and title above are my signature, name and title.

LANDLORD:

ARE-MA REGION NO. 94, LLC,

a Delaware limited liability company

By: ALEXANDRIA REAL ESTATE EQUITIES, L.P.,

a Delaware limited partnership,

managing member

By: ARE-QRS CORP.,

a Maryland corporation

general partner

By:	/s/ Allison Grochola
Print name:	Allison Grochola
Title:	SVP - Real Estate Legal Affairs

DocuSign Envelope ID: 95812A0E-597B-4C31-9F12-CB594CA06309

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EXHIBIT A TO LEASE DESCRIPTION OF PREMISES

DocuSign Envelope ID: 95812A0E-597B-4C31-9F12-CB594CA06309

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Level 2 Plan

Exhibit A
One Charles Park
2nd Floor Premises

(Showing Shared Tenant Shafts)

Major Vertical Penetration
Balcony
Tenant Shaft

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Exhibit A
One Charles Park
3rd Floor Premises

(Showing Shared Tenant Shafts)

Level 3 Plan

Major Vertical Penetration
Balcony
Tenant Shaft

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Exhibit A
One Charles Park
5th Floor Premises

Suite 501
86,081 rsf

Level 5 Plan

Major Vertical Penetration
Tenant Shaft

DocuSign Envelope ID: 95812A0E-597B-4C31-9F12-CB594CA06309

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Level 6 Plan

Exhibit A
One Charles Park
6th Floor Premises
(Showing Shared Tenant Shaft)

Major Vertical Penetration
Balcony
Tenant Shaft

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Exhibit A
One Charles Park
Penthouse Level
Premises PH5

Mechanical Level

Building Service Area
Major Vertical Penetration
Tenant Shaft
PH6
PH6
PH3
PH4
PH5
PH2
ELEV
MACHINE
RM

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EXHIBIT B TO LEASE DESCRIPTION OF PROJECT

DocuSign Envelope ID: 95812A0E-597B-4C31-9F12-CB594CA06309

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Work Letter – Tenant Build

One Charles Park – Suite 501/Omega Therapeutics - Page 1

EXHIBIT C TO LEASE WORK LETTER

THIS WORK LETTER dated November 4 , 2021 (this “Work Letter”) is made and entered into by and between ARE-MA REGION NO. 94, LLC, a Delaware limited liability company (“Landlord”), and OMEGA THERAPEUTICS, INC., a Delaware corporation (“Tenant”), and is attached to and made a part of the Lease Agreement dated November 4 , 2021 (the “Lease”), by and between Landlord and Tenant. Any initially capitalized terms used but not defined herein shall have the meanings given them in the Lease.

1.
General Requirements.

(a)
Tenant’s Authorized Representative. Tenant designates Al Vaz (“Tenant’s Representative”) as the only persons authorized to act for Tenant pursuant to this Work Letter. Landlord shall not be obligated to respond to or act upon any request, approval, inquiry or other communication (“Communication”) from or on behalf of Tenant in connection with this Work Letter unless such Communication is in writing from Tenant’s Representative. Tenant may change Tenant’s Representative at any time upon not less than 2 business days advance written notice to Landlord, which notice may be delivered via email. The email address for Tenant’s Representative named in this Section 1(a) is avaz@fsplabs.com. Neither Tenant nor Tenant’s Representative shall be authorized to direct Landlord’s contractors in the performance of Landlord’s Work (as hereinafter defined).

(b)
Landlord’s Authorized Representative. Landlord designates Tim White and Jeff Cook (either such individual acting alone, “Landlord’s Representative”) as the only persons authorized to act for Landlord pursuant to this Work Letter. Tenant shall not be obligated to respond to or act upon any request, approval, inquiry or other Communication from or on behalf of Landlord in connection with this Work Letter unless such Communication is in writing from Landlord’s Representative. Landlord may change either Landlord’s Representative at any time upon not less than 2 business days advance written notice to Tenant, which notice may be delivered via email. The email addresses for Landlord’s Representatives named in this Section 1(b) are twhite@are.com and jcook@are.com. Landlord’s Representative shall be the sole persons authorized to direct Landlord’s contractors in the performance of Landlord’s Work.

(c)
Architects, Consultants and Contractors. Landlord and Tenant hereby acknowledge and agree that: (i) Commodore Construction shall be the general contractor for the Tenant Improvements (the “General Contractor”), (ii) SGA shall be the architect (the “TI Architect”) for the Tenant Improvements, and (iii) and any subcontractors for the Tenant Improvements shall be selected by Landlord, subject to Tenant’s approval, which approval shall not be unreasonably withheld, conditioned or delayed. Tenant shall have the right to retain a third party project manager reasonably acceptable to Landlord (“Project Manager”) to provide project management services to Tenant in connection with the Tenant Improvements.

(d)
Construction Contract. The contract for construction of the Tenant Improvements shall be written substantially on Landlord’s standard form of construction agreement with modifications reasonably acceptable to Landlord where the contract sum is the costs of the work plus a fee not to exceed a “Guaranteed Maximum Price” equal to the dollar amount set forth in the Approved Budget (as defined in Section 5(a)) (which Approved Budget shall be based upon completed permit drawings and shall not include comments raised by Governmental Authorities as part of their permit review) subject to the terms of such contract and subject to any increases resulting from Changes and any changes to the permit drawings required by Governmental Authorities implemented after approval of the Approved Budget.

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2.
Tenant Improvements.

(a)
Tenant Improvements Defined. As used herein, “Tenant Improvements” shall mean all improvements to the Premises of a fixed and permanent nature as shown on the TI Construction Drawings, as defined in Section 2(c) below. Other than Landlord’s Work (as defined in Section 3(a) below, Landlord shall not have any obligation whatsoever with respect to the finishing of the Premises for Tenant’s use and occupancy.

(b)
Tenant’s Space Plans. Tenant shall promptly deliver to Landlord schematic drawings and outline specifications (the “Space Plans”) for the Tenant Improvements. To the extent that the Space Plans do not reflect the requirements of Tenant for the Tenant Improvements as discussed in the applicable Project Meetings (as defined in Section 2(e) below), which Project Meetings shall be held no less frequently than weekly until the Space Plans have been finalized, Tenant shall promptly deliver to Landlord written feedback to the Space Plans, Landlord shall consider such feedback from Tenant in good faith and, if applicable, the Space Plans shall be revised accordingly. Landlord and Tenant shall proceed collaboratively, including at Project Meetings, to advance the Space Plans until they have been approved by Landlord and Tenant. Notwithstanding anything to the contrary contained herein, Tenant shall be solely responsible for ensuring that the Space Plans reflect Tenant’s requirements for the Tenant Improvements.

(c)
Working Drawings. Landlord shall cause the TI Architect to prepare and deliver to Tenant for review and comment construction plans, specifications and drawings for the Tenant Improvements (“TI Construction Drawings”) within 10 business days after Landlord and Tenant have approved the Space Plans, which TI Construction Drawings shall be prepared substantially in accordance with the Space Plans. Tenant shall be solely responsible for ensuring that the TI Construction Drawings reflect Tenant’s requirements for the Tenant Improvements as discussed in the applicable Project Meetings. To the extent that the TI Construction Drawings are not consistent with the Space Plans, Tenant shall promptly deliver to Landlord written feedback to the TI Construction Drawings, Landlord shall consider such feedback from Tenant in good faith and, if applicable, the TI Construction Drawings shall be revised accordingly. Landlord and Tenant shall proceed collaboratively, including at Project Meetings, to advance the TI Construction Drawings until they have been approved by Landlord and Tenant. Tenant may not disapprove any matter that is consistent with the finalized Space Plans without submitting a Change Request (as defined in Section 4), which Change Request shall be subject to the terms of Section 4. Any disputes in connection with such comments shall be resolved in accordance with Section 2(d) hereof. Once approved by Landlord and Tenant, subject to the provisions of Section 4 below, Landlord shall not materially modify the TI Construction Drawings except as may be reasonably required in connection with the issuance of the TI Permit (as defined in Section 3(b) below).

(d)
Approval and Completion. It is hereby acknowledged by Landlord and Tenant that the TI Construction Drawings for the Phase 1 Premises (as defined in the Lease) must be finalized by January 15, 2022, in order for Landlord’s Work in the Phase 1 Premises to be Substantially Complete by the Phase 1 Target Commencement Date (as defined in the Lease) and the failure of the TI Construction Drawings for the Phase 1 Premises to be finalized by such date shall constitute a Tenant Delay. It is hereby further acknowledged by Landlord and Tenant that the TI Construction Drawings for the Phase 2 Premises (as defined in the Lease) must be finalized by March 15, 2022, in order for Landlord’s Work in the Phase 2 Premises to be Substantially Complete by the Phase 2 Target Commencement Date (as defined in the Lease) and the failure of the TI Construction Drawings for the Phase 2 Premises to be finalized by such date shall constitute a Tenant Delay. Upon any dispute regarding the design of the Tenant Improvements, which is not settled within 10 business days after notice of such dispute is delivered by one party to the other, Tenant may make the final decision regarding the design of the Tenant Improvements, provided (i) Tenant acts reasonably and such final decision is either consistent with or a compromise between Landlord’s and Tenant’s positions with respect to such dispute, (ii) that all costs and expenses resulting from any such decision by Tenant shall be payable out of the TI Fund (as defined in Section 5(d) below), and (iii) Tenant’s decision will not affect the base Building, structural components of the Building or any Building systems. Any changes to the TI Construction Drawings following Landlord’s and Tenant’s approval of same requested by Tenant shall be processed as provided in Section 4 hereof. The parties shall develop

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a schedule for the construction of the Tenant Improvements following the finalization of the TI Construction Drawings.

(e)
Project Meetings. The parties will hold regular project meetings (each, a “Project Meeting”) to, among other things, (i) review design documents relating to Tenant Improvements, and (ii) review the progress of the design and construction of the Tenant Improvements, and (iii) observation of the status of construction of the Tenant Improvements. Any such observation shall be conducted under the supervision of the General Contractor and shall be subject to the General Contractor’s rules and safety requirements. The Project Meetings shall be attended by Landlord’s Representative, Tenant’s Representative, the General Contractor and the TI Architect, and other appropriate members of the design and construction team (as appropriate given the time and subject of the particular Project Meeting).

3.
Performance of Landlord’s Work.

(a)
Definition of Landlord’s Work. As used herein, “Landlord’s Work” shall mean (i) the work of constructing the Tenant Improvements which shall be paid for out of the TI Fund, and (ii) the construction of the base building work identified on the Landlord/Tenant Responsibility Matrix attached hereto as Schedule 1 as being Landlord’s responsibility (the “Base Building Improvements”), which Base Building Improvements shall be performed at Landlord’s cost. The anticipated schedule for Landlord’s design and construction of the Base Building Improvements is attached hereto as Schedule 2.

Tenant shall be solely responsible for ensuring that the design and specifications for Landlord’s Work are consistent with Tenant’s requirements. Landlord shall be responsible for obtaining all permits, approvals and entitlements necessary for Landlord’s Work, but shall have no obligation to, and shall not, secure any permits, approvals or entitlements related to Tenant’s specific use of the Premises or Tenant’s business operations therein.

(b)
Commencement and Permitting. Landlord shall commence construction of the Tenant Improvements upon obtaining a building permit (the “TI Permit”) authorizing the construction of the Tenant Improvements consistent with the TI Construction Drawings approved by Tenant. The cost of obtaining the TI Permit shall be payable from the TI Fund. Tenant shall assist Landlord in obtaining the TI Permit. If any Governmental Authority having jurisdiction over the construction of Landlord’s Work or any portion thereof shall impose terms or conditions upon the construction thereof that: (i) are inconsistent with Landlord’s obligations hereunder, (ii) materially increase the cost of constructing Landlord’s Work, or

(iii) will materially delay the construction of Landlord’s Work, Landlord and Tenant shall reasonably and in good faith seek means by which to mitigate or eliminate any such adverse terms and conditions.

(c)
Completion of Landlord’s Work. Landlord shall substantially complete or cause to be substantially completed Landlord’s Work in a good and workmanlike manner and in accordance with applicable Legal Requirements, in accordance with the TI Permit subject, in each case, to Minor Variations and normal “punch list” items of a non-material nature that do not interfere with the use of the Phase 1 Premises or the Phase 2 Premises, respectively (“Substantial Completion” or “Substantially Complete”). Notwithstanding the foregoing, Landlord’s Work shall not be considered Substantially Complete unless and until Landlord has obtained a certificate of occupancy or temporary certificate of occupancy (or an equivalent approval having been issued) for the Phase 1 Premises or the Phase 2 Premises, as applicable, permitting lawful occupancy of the Phase 1 Premises or Phase 2 Premises, as applicable (but specifically excluding any permits, licenses or other governmental approvals required to be obtained in connection with Tenant’s operations in the Premises). Upon Substantial Completion of Landlord’s Work, Landlord shall require the TI Architect and the General Contractor to execute and deliver, for the benefit of Tenant and Landlord, a Certificate of Substantial Completion in the form of the American Institute of Architects (“AIA”) document G704. For purposes of this Work Letter, “Minor Variations” shall mean any modifications that do not result in a material deviation to the approved TI Construction Drawings and which are reasonably required: (i) to comply with all applicable Legal Requirements and/or to obtain or to comply with any required permit (including the TI Permit); (ii) to comply with any request by Tenant for modifications to Landlord’s Work; (iii) to comport with good design, engineering, and construction practices that are not

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material; or (iv) to make reasonable adjustments for field deviations or conditions encountered during the construction of Landlord’s Work.

(d)
Selection of Materials. Where more than one type of material or structure is indicated on the TI Construction Drawings approved by Landlord and Tenant, the option will be selected at Landlord’s reasonable discretion. As to all building materials and equipment that Landlord is obligated to supply under this Work Letter, Landlord shall select the manufacturer thereof in its reasonable discretion.

(e)
Delivery of the Premises. When Landlord’s Work is Substantially Complete, subject to the remaining terms and provisions of this Section 3(e), Tenant shall accept the Premises. Tenant’s taking possession and acceptance of the Premises shall not constitute a waiver of: (i) any warranty with respect to workmanship (including installation of equipment) or material (exclusive of equipment provided directly by manufacturers), (ii) any non-compliance of Landlord’s Work with applicable Legal Requirements, or (iii) any claim that Landlord’s Work was not completed substantially in accordance with the TI Construction Drawings (subject to Minor Variations and such other changes as are permitted hereunder) (collectively, a “Construction Defect”). Tenant shall have one year after Substantial Completion within which to notify Landlord of any such Construction Defect discovered by Tenant, and Landlord shall use reasonable efforts to remedy or cause the responsible contractor to remedy any such Construction Defect within 30 days thereafter, at no expense to Tenant. Notwithstanding the foregoing, Landlord shall not be in default under the Lease if the applicable contractor, despite Landlord’s reasonable efforts, fails to remedy such Construction Defect within such 30-day period. If the contractor fails to remedy such Construction Defect within a reasonable time, Landlord shall use reasonable efforts to remedy the Construction Defect within a reasonable period.

Tenant shall be entitled to receive the benefit of all construction warranties and manufacturer’s equipment warranties relating to equipment installed in the Premises. If requested by Tenant, Landlord shall attempt to obtain extended warranties from manufacturers and suppliers of such equipment, but the cost of any such extended warranties shall be borne solely out of the TI Fund. Landlord shall promptly undertake and complete, or cause to be completed, all punch list items.

(f)
Commencement Date Delay. Except as otherwise provided in the Lease, Delivery of the Premises shall occur when Landlord’s Work has been Substantially Completed, except to the extent that completion of Landlord’s Work shall have been actually delayed by any one or more of the following causes (“Tenant Delay”):

(i)
Tenant’s Representative was not available within the time period set forth in this Work Letter (or, if no time period is set forth in this Work Letter, then within 2 business days) to give or receive any Communication or to take any other action required to be taken by Tenant hereunder;

(ii)
Tenant’s request for Change Requests (as defined in Section 4(a) below) whether or not any such Change Requests are actually performed;

(iii)
Construction of any Change Requests;

(iv)
Tenant’s request for materials, finishes or installations requiring unusually long lead times, provided that promptly after Landlord learns of such long lead times, Landlord informs Tenant that the requested items will require unusually long lead times;

(v)
Tenant’s delay in reviewing, revising or approving plans and specifications beyond the periods set forth herein;

(vi)
Tenant’s delay in providing information critical to the normal progression of the Project. Tenant shall provide such information as soon as reasonably possible, but in no event longer than one week after receipt of any request for such information from Landlord;

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(vii)
Tenant’s delay in making payments to Landlord for Excess TI Costs (as defined in Section 5(d) below); or

(viii)
Any other act or omission by Tenant or any Tenant Party (as defined in the Lease), or persons employed by any of such persons that continues for more than 1 business day after Landlord’s written notice to Tenant thereof.

If Delivery is delayed for any of the foregoing reasons, then Landlord shall cause the TI Architect to certify the date on which the Tenant Improvements would have been Substantially Completed but for such Tenant Delay and such certified date shall be the date of Delivery.

4.
Changes. Any changes requested by Tenant to the Tenant Improvements or the Base Building Improvements (“Changes”), shall be requested and instituted in accordance with the provisions of this Section 4. and shall be subject to the written approval of Landlord.

(a)
Tenant’s Request For Changes. If Tenant shall request Changes to the Tenant Improvements, Tenant shall request such Changes by notifying Landlord in writing in substantially the same form as the AIA standard change order form (a “Change Request”), which Change Request shall detail the nature and extent of any such Change. Such Change Request must be signed by Tenant’s Representative. Landlord shall, before proceeding with any Change, use commercially reasonable efforts to respond to Tenant as soon as is reasonably possible with an estimate of: (i) the time it will take, and

(ii) the architectural and engineering fees and costs that will be incurred, to analyze such Change Request (which costs shall be paid from the TI Fund to the extent actually incurred, whether or not such change is implemented). Landlord shall thereafter submit to Tenant in writing, within 5 business days of receipt of the Change Request (or such longer period of time as is reasonably required depending on the extent of the Change Request), an analysis of the additional cost or savings involved, including, without limitation, architectural and engineering costs and the period of time, if any, that the Change will extend the date on which Landlord’s Work in the Phase 1 Premises or the Phase 2 Premises, as applicable, will be Substantially Complete. Any such delay in the completion of Landlord’s Work caused by a Change, including any suspension of Landlord’s Work while any such Change is being evaluated and/or designed, shall be Tenant Delay.

(b)
Implementation of Changes. If Tenant approves in writing the cost or savings and the estimated extension in the time for completion of Landlord’s Work, if any, Landlord shall cause the approved Change to be instituted. Notwithstanding any approval or disapproval by Tenant of any estimate of the delay caused by such proposed Change, the TI Architect’s determination of the amount of Tenant Delay in connection with such Change shall be final and binding on Landlord and Tenant.

(c)
Implementation of Changes for Base Building Improvements. If Tenant shall request Changes to the Base Building Improvements with respect to the Premises, Tenant shall request such Changes by delivery of a Change Request to Landlord, which Change Request shall detail the nature and extent of any such Change. If Landlord approves any Change to the Base Building Improvements, Landlord shall cause the Change to be instituted; provided, however, Tenant shall be responsible for the cost of such approved Changes and the TI Allowance shall be reduced by an amount equal to the cost of such approved Changes (each, a “Base Building Improvements Change Cost”). Landlord shall provide Tenant with the amount of such Base Building Improvements Change Costs together with reasonable back up information to support the applicable Base Building Improvements Change Costs with respect to any Change to the Base Building Improvements requested by Tenant and an estimate of any Tenant Delay that will result from such Change to the Base Building Improvements. Tenant shall have the opportunity to withdraw a requested Change to the Base Building Improvements within 5 business days following Tenant’s receipt of Landlord’s determination of the Base Building Improvements Change Cost and estimate of Tenant Delay. Notwithstanding any approval or disapproval by Tenant of any estimate of the delay caused by such proposed Change to the Base Building Improvements, the architect’s determination of the amount of Tenant Delay in connection with such Change to the Base Building

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Improvements shall be final and binding on Landlord and Tenant.

5.
Costs.

(a)
Budget For Tenant Improvements. Landlord shall submit the approved TI Construction Drawings to the General Contractor to obtain a proposed contract price for the design and construction of the Tenant Improvements (the “Proposed Budget”). General Contractor shall identify any items or components of the Tenant Improvements which General Contractor anticipates will be long lead items. Concurrent with the delivery of the Proposed Budget, the General Contractor shall prepare and deliver a detailed breakdown of the Proposed Budget, which breakdown shall include (i) the pricing for applicable line item components of the Tenant Improvements; (ii) Contractor’s percentage mark-up for overhead and profit (including charges for general conditions), and (iii) and the bids received from major trade subcontractors. Within 3 business days after the delivery of the Proposed Budget (including the detailed cost breakdown), Tenant may elect, by delivering notice (the “Value Engineering Notice”) to Landlord, the Architect and the General Contractor, to request that the Architect revise the TI Construction Drawings to reduce the cost of constructing the Tenant Improvements. If Tenant elects to submit a Value Engineering Notice, then the Architect shall revise the TI Construction Drawings and resubmit the revised TI Construction Drawings to Landlord and Tenant for review and approval in accordance with the procedures set forth in Section 2(c) above. After approval by Landlord and Tenant, the revised TI Construction Drawings shall be submitted to General Contractor to obtain an updated Proposed Budget. Landlord and Tenant shall work in good faith and expeditiously to resolve any and all disputes with respect to the Proposed Budget so as to cause the budget for the to be approved to occur by not later than the applicable dates set forth in the construction schedule. Without limiting the foregoing, Tenant shall respond to the Proposed Budget within 5 business days after receipt thereof, and shall not unreasonably withhold, condition or delay its approval of said Proposed Budget. The Proposed Budget, as prepared and submitted by Landlord and after approval thereof by Tenant, shall be considered to be the “Approved Budget”. The Approved Budget shall include a payment to Landlord of administrative rent (“Administrative Rent”) equal to 3% of the TI Costs for monitoring and inspecting the construction of the Tenant Improvements and Changes, which sum shall be payable from the TI Fund (as defined in Section 5(d)).

(b)
TI Allowance. Landlord shall provide to Tenant a tenant improvement allowance (collectively, the “TI Allowance”) as follows:

1.
a “Tenant Improvement Allowance” in the maximum amount of $300.00 per rentable square foot in the Premises, which is included in the Base Rent set forth in the Lease; and

2.
an “Additional Tenant Improvement Allowance” in the maximum amount of $100.00 per rentable square foot in the Premises, which shall, to the extent used, result in TI Rent as set forth in Section 4(b) of the Lease.

Landlord and Tenant hereby acknowledge and agree that Tenant has agreed to use and apply not less than 50% of the Additional Tenant Improvement Allowance toward TI Costs. Following the disbursement of the full amount of the Tenant Improvement Allowance, Tenant shall notify Landlord if Tenant has elected to use any additional portion of the Additional Tenant Improvement Allowance Tenant. Such election shall be final and binding on Tenant, and may not thereafter be modified without Landlord’s consent, which may be granted or withheld in Landlord’s sole and absolute subjective discretion. The TI Allowance shall be disbursed in accordance with this Work Letter.

Tenant shall have no right to the use or benefit (including any reduction to or payment of Base Rent) of any portion of the TI Allowance not required for the construction of (i) the Tenant Improvements described in the TI Construction Drawings approved pursuant to Section 2(d) or (ii) any Changes pursuant to Section 4.

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In addition to the TI Allowance, Landlord shall pay the TI Architect up to $0.12 per rentable square foot of the Premises for the preparation of test fit drawings for the Premises.

(c)
Costs Includable in TI Fund. The TI Fund shall be used solely for the payment of hard and soft costs incurred for the design, permitting and construction of the Tenant Improvements including, without limitation, architectural, engineering and project management fees, the cost of electrical power and other utilities used in connection with the construction of the Tenant Improvements, the cost of preparing the Space Plans and the TI Construction Drawings, all costs set forth in the Budget, including Landlord’s Administrative Rent, Landlord’s out-of-pocket expenses, the cost of Tenant’s Project Manager (not to exceed 3% of the total cost of the Tenant Improvements) and the cost of Changes. (collectively, “TI Costs”). Except as otherwise provided in the immediately following sentence, the TI Fund shall not be used to purchase any furniture, personal property or other non-Building system materials or equipment, including, but not limited to, Tenant’s voice or data cabling, non-ducted biological safety cabinets and other scientific equipment not incorporated into the Tenant Improvements (collectively, “Tenant’s FF&E and Cabling”). Notwithstanding anything to the contrary contained herein, Tenant may apply the Additional Tenant Improvement Allowance toward the cost of Tenant’s FF&E and Cabling reasonably approved by Landlord. Any such Tenant’s FF&E and Cabling purchased all or in part with the Additional Tenant Improvement Allowance shall, subject to the terms of Section 12 of the Lease, become Landlord’s property and remain in the Premises at the expiration or earlier termination of the Term.

(d)
Excess TI Costs. Landlord shall have no obligation to bear any portion of the cost of any of the Tenant Improvements except to the extent of the TI Allowance. If at any time and from time-to- time, the remaining TI Costs under the Approved Budget exceed the remaining unexpended TI Allowance (“Excess TI Costs”), monthly disbursements of the TI Allowance shall be made on a “pari passu” basis in the proportion that the remaining TI Allowance bears to the outstanding TI Costs under the Approved Budget, and Tenant shall fund the balance of each such monthly draw. For purposes of any litigation instituted with regard to such amounts, those amounts required to be paid by Tenant will be deemed Rent under the Lease. The TI Allowance and Excess TI Costs are herein referred to as the “TI Fund.” Notwithstanding anything to the contrary set forth in this Section 5(d), Tenant shall be fully and solely liable for TI Costs and the cost of Minor Variations in excess of the Tenant Improvement Allowance and, if elected, the Additional Tenant Improvement Allowance.

6.
Tenant Access.

(a)
Tenant’s Access Rights. Landlord hereby agrees to permit Tenant access, at Tenant’s sole risk and expense, (i) to the Phase 1 Premises 30 days prior to the Commencement Date (and/or at such other times prior to such 30-day period as may be reasonably agreed upon by Landlord and Tenant) and to the Phase 2 Premises 30 days prior to the Phase 2 Commencement Date (and/or at such other times prior to such 30-day period as may be reasonably agreed upon by Landlord and Tenant) to perform any work (“Tenant’s Work”) required by Tenant other than Landlord’s Work, provided that such Tenant’s Work is coordinated with the TI Architect and the General Contractor, and complies with the Lease and all other reasonable restrictions and conditions Landlord may impose, and (ii) prior to the completion of Landlord’s Work in the Phase 1 Premises or the Phase 2 Premises, as applicable, to inspect and observe work in process; all such access shall be during normal business hours or at such other times as are reasonably designated by Landlord. Notwithstanding the foregoing, Tenant shall have no right to enter onto the Premises or the Project unless and until Tenant shall deliver to Landlord evidence reasonably satisfactory to Landlord demonstrating that any insurance reasonably required by Landlord in connection with such pre-commencement access (including, but not limited to, any insurance that Landlord may require pursuant to the Lease) is in full force and effect. Any entry by Tenant shall comply with all established safety practices of Landlord’s contractor and Landlord until completion of Landlord’s Work and acceptance thereof by Tenant.

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(b)
No Interference. Neither Tenant nor any Tenant Party (as defined in the Lease) shall interfere with the performance of Landlord’s Work, nor with any inspections or issuance of final approvals by applicable Governmental Authorities, and upon any such interference, Landlord shall have the right to exclude Tenant and any Tenant Party from the Premises and the Project until Substantial Completion of Landlord’s Work.

(c)
No Acceptance of Premises. The fact that Tenant may, with Landlord’s consent, enter into the Project prior to the date Landlord’s Work is Substantially Complete for the purpose of performing Tenant’s Work shall not be deemed an acceptance by Tenant of possession of the Premises, but in such event Tenant shall defend with counsel reasonably acceptable by Landlord, indemnify and hold Landlord harmless from and against any loss of or damage to Tenant’s property, completed work, fixtures, equipment, materials or merchandise, and from liability for death of, or injury to, any person, caused by the act or omission of Tenant or any Tenant Party.

7.
Miscellaneous.

(a)
Consents. Whenever consent or approval of either party is required under this Work Letter, that party shall not unreasonably withhold, condition or delay such consent or approval, unless expressly set forth herein to the contrary.

(b)
Modification. No modification, waiver or amendment of this Work Letter or of any of its conditions or provisions shall be binding upon Landlord or Tenant unless in writing signed by Landlord and Tenant.

(c)
No Default Funding. In no event shall Landlord have any obligation to fund any portion of the TI Allowance or to perform any Landlord’s Work during any period that Tenant is in Default under the Lease.

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Schedule 1 Landlord/Tenant Matrix

SGA

TENANT MATRIX

CHARLES PARK

ONE CHARLES PARK
CAMBRIDGE, MA
5192.00

09.30.2021

DESCRIPTION (Lab/Office)	RESPONSIBILITY	
	Landlord	Tenant
GENERAL		
Building Core & Shell shall be LEED certified by the USGBC at not less than GOLD	X	
SITEWORK		
Perimeter sidewalks, street curbs, miscellaneous site furnishings and landscaping	X	
Telephone service to main demarcation room from local exchange carrier	X	
Domestic sanitary sewer connection to street	X	
Lab waste sewer connection	X	
Roof storm drainage	X	
Electrical service to main switch room	X	
Gas service	X	
Domestic water service to Building	X	
Fire protection water service to Building	X	
LANDSCAPING		
Hardscape plans shall include walkways, driveways, curbing, exterior lighting, and non-Tenant signage. Design and site improvements materials shall be of Class A Building quality.	X	
STRUCTURE		
Rogers: Typical lab 100 psf, Mechanical level 150 psf Live Load, 50 psf 4" housekeeping pad, 100 psf equipment	X	
Charles: Typical lab 100 psf, Mechanical level 150 psf Live Load, 50 psf housekeeping pad, 100 psf equipment	X	
Structural enhancements for specific Tenant load requirements		X
Structural reinforcing meets vibration criterion of 8,000 micro inches per second at 50 steps per minute.	X	

ARCHITECTURE | PLANNING
INTERIOR DESIGN | VDC
BRANDED ENVIRONMENTS

BOSTON
200 HIGH ST, FLOOR 2
BOSTON, MA 02110

NEW YORK
54 W 21ST ST, SUITE 804
NEW YORK, NY 10010

SGA-ARCH.COM
857.300.2610

CHARLES PARK: LANDLORD / TENANT MATRIX | 1

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SGA

TENANT MATRIX

CHARLES PARK

ONE CHARLES PARK
CAMBRIDGE, MA
5192.00

09.30.2021

DESCRIPTION (Lab/Office)	RESPONSIBILITY	
	Landlord	Tenant
STRUCTURE		
Typical Floor to Floor height framing as follows: Floor 1= 17'-1", Floors= 2-5 13'-1", Floor 6 =13'-2"	X	
Column bay spacing : Rogers: 30'-0"X 30'-0", Charles: 30'X35'-0", 30'X29'-9"	X	
Structural framing dunnage above roof for Base Building equipment	X	
Structural framing dunnage above roof for Tenant equipment subject to Landlord review and approval		X
Framed openings for Base Building utility risers	X	
Framed openings for Tenant utility risers in addition to Base Building within pre-allocated Base Building areas subject to Landlord review and approval	X	
Miscellaneous metals items and/or concrete pads for Base Building equipment	X	
Miscellaneous metals items and/or concrete pads for Tenant equipment		X
ROOFING		
TPO membrane roofing	X	
Roofing penetrations for Base Building equipment/systems	X	
Roofing penetrations for Tenant equipment/systems, installed by Base Building roofing subcontractor		X
Walkway pads to Base Building equipment	X	
Walkway pads to Tenant equipment		X
Roofing alterations due to Tenant changes within Building penthouse, installed by Base Building roofing subcontractor		X

ARCHITECTURE | PLANNING
INTERIOR DESIGN | VDC
BRANDED ENVIRONMENTS

BOSTON
200 HIGH ST, FLOOR 2
BOSTON, MA 02110

NEW YORK
54 W 21ST ST, SUITE 804
NEW YORK, NY 10010

SGA-ARCH.COM
857.300.2610

CHARLES PARK: LANDLORD / TENANT MATRIX | 2

DocuSign Envelope ID: 95812A0E-597B-4C31-9F12-CB594CA06309

Work Letter – Tenant Build

One Charles Park – Suite 501/Omega Therapeutics - Page 3

SGA

TENANT MATRIX

CHARLES PARK

ONE CHARLES PARK
CAMBRIDGE, MA
5192.00

09.30.2021

DESCRIPTION (Lab/Office)	RESPONSIBILITY	
	Landlord	Tenant
EXTERIOR		
Building exterior envelope	X	
Base Building entrances	X	
Building-mounted signage and/or ground-mounted exterior signage for Tenant identification, subject to City Zoning and Permitting		X
Loading dock overhead door (s)	X	
Penthouse enclosure for Base Building rooftop equipment	X	
Penthouse enclosure for Tenant rooftop equipment (within base building penthouse)	X	
COMMON AREAS		
Accessible main entrance. Entrance vestibules will include integrated security hardware.	X	
Egress corridors on multi-tenant floors	X	
First floor finished lobby consistent with a Class A Cambridge building.	X	
Core area toilet rooms. Floors and base shall be thin set ceramic tile. Full height ceramic tile shall be provided on wet walls. All other wall surfaces shall be painted drywall. Lavatory counters shall be solid surface with integral sinks, and continuous mirror above lavatory counters. Metal toilet enclosures shall be floor mounted, steel panel construction with a painted finish. Toilet room accessories shall be similar or equal to those manufactured by ASI & Bobrick Company, all in accordance with handicapped accessibility regulations.	X	
Shower/Locker Rooms. Floors and base shall be thin set ceramic tile. Full height ceramic tile shall be provided on wet walls. All other wall surfaces shall be painted drywall. Lavatory counters shall be solid surface with integral sinks, and continuous mirror above lavatory counters.	X	
Walls in toilet rooms, stairways, and Base Building utility rooms shall have a final paint finish	X	
Painted metal railings in all stairways	X	
Interior signage for all Base Building rooms (as required by Code)	X	

ARCHITECTURE | PLANNING
INTERIOR DESIGN | VDC
BRANDED ENVIRONMENTS

BOSTON
200 HIGH ST, FLOOR 2
BOSTON, MA 02110

NEW YORK
54 W 21ST ST, SUITE 804
NEW YORK, NY 10010

SGA-ARCH.COM
857.300.2610

CHARLES PARK: LANDLORD / TENANT MATRIX | 3

DocuSign Envelope ID: 95812A0E-597B-4C31-9F12-CB594CA06309

Work Letter – Tenant Build

One Charles Park – Suite 501/Omega Therapeutics - Page 4

SGA

TENANT MATRIX

CHARLES PARK

ONE CHARLES PARK
CAMBRIDGE, MA
5192.00

09.30.2021

DESCRIPTION (Lab/Office)	RESPONSIBILITY	
	Landlord	Tenant
COMMON AREAS		
Janitor's closets in core areas.	X	
Electrical closets in core areas. Electrical closets can be used for Tenant-provided electrical equipment, subject to coordination with Base Building equipment, and conformance to all Code requirements.	X	
Stacked tel/data riser closet for connectivity between demarcation room and tenant's remote IDF.	X	
Demarcation room	X	
Loading dock area with dock levelers, 48" high at raised position	X	
Doors, frames, and hardware at common areas	X	
Parking control equipment in garage	X	
ELEVATORS		
Charles-2 Passenger elevators with 3,500 lb. capacity, 200 FPM. Each serves main lobby Level 1 through Level 6, 1 Service elevator, 5000 lb. capacity, 54", 150 FPM	X	
Rogers- 6 passenger elevators, 1 Service elevator at with 4,500 lb. capacity, 200 FPM, 4'-0" wide door opening. Serves main lobby Level 1 through mechanical penthouse.	X	
WINDOW TREATMENT		
New window treatments specification and installation detail standard by SGA detail for Cove at Window for manual or motorized shade.		X
TENANT AREAS		
Drywall and finishes at inside face of exterior fire rated walls	X	
Drywall and finishes at inside face of exterior non fire-rated walls and column enclosures		X
Finishes at inside face at Tenant side of core partitions		X
Additional toilet rooms within Tenant Premises		X

ARCHITECTURE | PLANNING
INTERIOR DESIGN | VDC
BRANDED ENVIRONMENTS

BOSTON
200 HIGH ST, FLOOR 2
BOSTON, MA 02110

NEW YORK
54 W 21ST ST, SUITE 804
NEW YORK, NY 10010

SGA-ARCH.COM
857.300.2610

CHARLES PARK: LANDLORD / TENANT MATRIX | 4

DocuSign Envelope ID: 95812A0E-597B-4C31-9F12-CB594CA06309

Work Letter – Tenant Build

One Charles Park – Suite 501/Omega Therapeutics - Page 5

SGA

TENANT MATRIX

CHARLES PARK

ONE CHARLES PARK
CAMBRIDGE, MA
5192.00

09.30.2021

ARCHITECTURE | PLANNING
INTERIOR DESIGN | VDC
BRANDED ENVIRONMENTS

BOSTON
200 HIGH ST, FLOOR 2
BOSTON, MA 02110

NEW YORK
54 W 21ST ST, SUITE 804
NEW YORK, NY 10010

SGA-ARCH.COM
857.300.2610

DESCRIPTION (Lab/Office)	RESPONSIBILITY	
	Landlord	Tenant
TENANT AREAS (Continued)		
Tenant Premises HVAC and Plumbing Rooms		X
Electrical closets within Tenant Premises		X
Tel/data rooms for interconnection with Tenant tel./data		X
Tenant kitchen areas		X
Drywall and finishes at inside face of exterior fire rated walls	X	
Drywall and finishes at inside face of exterior non fire-rated walls and column enclosures		X
Tel/data rooms for interconnection with Tenant tel./data		X
Tenant kitchen areas		X
Modifications to core areas to accommodate Tenant requirements		X
Partitions, ceilings, flooring, painting, finishes, doors, frames, hardware, millwork, casework, and buildout at Tenant spaces		X
Fixed or movable casework		X
Laboratory equipment including, but not limited to, biosafety cabinets, autoclaves, glasswashers, bioreactors		X
Chemical fume hoods, bench fume hood, lab casework		X
Shaft enclosures for Base Building systems' risers	X	
Shaft enclosures for Tenant risers outside of the allocated space in the main vertical Base Building shafts		X
All interior signage for Tenant Premises		X
Sound attenuation upgrades for Tenant Premises to comply with Tenant acoustical criteria and design of Tenant Areas		X

CHARLES PARK: LANDLORD / TENANT MATRIX | 5

DocuSign Envelope ID: 95812A0E-597B-4C31-9F12-CB594CA06309

Work Letter – Tenant Build

One Charles Park – Suite 501/Omega Therapeutics - Page 6

SGA

TENANT MATRIX

CHARLES PARK

ONE CHARLES PARK
CAMBRIDGE, MA
5192.00

09.30.2021

ARCHITECTURE | PLANNING
INTERIOR DESIGN | VDC
BRANDED ENVIRONMENTS

BOSTON
200 HIGH ST, FLOOR 2
BOSTON, MA 02110

NEW YORK
54 W 21ST ST, SUITE 804
NEW YORK, NY 10010

SGA-ARCH.COM
857.300.2610

DESCRIPTION (Lab/Office)	RESPONSIBILITY	
	Landlord	Tenant
FIRE PROTECTION		
Fire service entrance including fire department connection, alarm valve, and back flow protection	X	
Base Building area distribution piping and up-turned sprinkler heads	X	
Stair distribution piping and sprinkler heads	X	
Primary distribution and sprinkler heads adequate to support ordinary hazard (with upturned heads).	X	
Revisions/modifications to sprinkler mains, run outs, drop heads, and related equipment within Tenant Premises.		X
Modification of sprinkler piping and head locations to suit Tenant layout and hazard index		X
Specialized extinguishing systems		X
Preaction dry-pipe systems (if required) within Tenant Premises		X
Fire extinguisher cabinets within Base Building areas	X	
Fire extinguisher cabinets within Tenant Premises		X
Standpipes, distribution and hose connections within egress stairs, and lobby	X	
Additional hose connections within Tenant Premises, including distribution piping		X
PLUMBING		
Domestic water distribution within Tenant Premises		X
Domestic water service with backflow prevention and Base Building risers	X	
Base Building restroom plumbing fixtures compliant with accessibility requirements	X	
Tenant restroom plumbing fixtures compliant with accessibility requirements (in addition to those provided by the Base Building)		X
Storm drainage system	X	
Sanitary waste and vent service for Base Building areas	X	
Sanitary waste and vent service for Tenant Premises		X

CHARLES PARK: LANDLORD / TENANT MATRIX | 6

DocuSign Envelope ID: 95812A0E-597B-4C31-9F12-CB594CA06309

Work Letter – Tenant Build

One Charles Park – Suite 501/Omega Therapeutics - Page 7

SGA

TENANT MATRIX

CHARLES PARK

ONE CHARLES PARK
CAMBRIDGE, MA
5192.00

09.30.2021

ARCHITECTURE | PLANNING
INTERIOR DESIGN | VDC
BRANDED ENVIRONMENTS

BOSTON
200 HIGH ST, FLOOR 2
BOSTON, MA 02110

NEW YORK
54 W 21ST ST, SUITE 804
NEW YORK, NY 10010

SGA-ARCH.COM
857.300.2610

DESCRIPTION (Lab/Office)	RESPONSIBILITY	
	Landlord	Tenant
Hot water generation for Base Building restrooms	X	
Non-potable water risers for lab use including water booster system and reduced pressure backflow preventer	X	
Non-potable water distribution within Tenant Premises		X
Two stage active pH neutralization system	X	
Lab waste and vent pipe risers	X	
Lab waste and vent pipe distribution serving Tenant Premises including sampling trap at connection to house risers.		X
Non-potable hot water generation for Tenant use		X
Compressed air generation equipment		X
Compressed air piping risers and distribution within tenant premises		X
Laboratory vacuum generation equipment		X
Lab vacuum risers and distribution within tenant premises		X
Tepid hot water generation and riser piping for emergency eyewash/showers serving based building fixtures and capped for future tenant extension.	X	
Tepid water pipe distribution and emergency fixtures within tenant premises.		X
Purified water generation equipment		X
Purified water pipe risers and distribution within tenant premises		X
Manifolds, piping, bulk tanks, and other requirements for specialty gases.		X
NATURAL GAS		
Natural gas service to Building	X	
Natural gas service to Base Building boilers	X	
Natural gas service, pressure regulator and meter for Tenant equipment		X
Natural gas piping from Tenant meter to Tenant Premises or Tenant equipment area		X
Natural gas pipe distribution within Tenant Premises		X

CHARLES PARK: LANDLORD / TENANT MATRIX | 7

DocuSign Envelope ID: 95812A0E-597B-4C31-9F12-CB594CA06309

Work Letter – Tenant Build

One Charles Park – Suite 501/Omega Therapeutics - Page 8

SGA

TENANT MATRIX

CHARLES PARK

ONE CHARLES PARK
CAMBRIDGE, MA
5192.00

09.30.2021

ARCHITECTURE | PLANNING
INTERIOR DESIGN | VDC
BRANDED ENVIRONMENTS

BOSTON
200 HIGH ST, FLOOR 2
BOSTON, MA 02110

NEW YORK
54 W 21ST ST, SUITE 804
NEW YORK, NY 10010

SGA-ARCH.COM
857.300.2610

DESCRIPTION (Lab/Office)	RESPONSIBILITY	
	Landlord	Tenant
Natural gas pressure regulator vent pipe riser from tenant meter location through roof		X
HEATING, VENTILATION, AIR CONDITIONING		
Cooling towers, supporting condenser water pumps and piping	X	
Stair pressurization if required by code	X	
Main electric room ventilation system	X	
Central gas fired boiler plant	X	
Hot water pipe risers	X	
Chilled water pipe risers	X	
Condenser water pipe risers	X	
Hot water pipe distribution within Tenant Premises		X
Chilled water pipe distribution within Tenant Premises		X
Condenser water pipe distribution within Tenant Premises		X
Reheat coils within Tenant Premises		X
Reheat coils within Base Building areas	X	
Building Management System (BMS) for Base Building	X	
BMS (compatible with Landlord's system) within Tenant's Premises monitoring Tenant infrastructure.		X
Supply air duct distribution, VAV terminals or fan coils, equipment connections, insulation, air terminals, dampers, hangers, etc. within Tenant Premises		X
Supply air duct distribution, VAV terminals or fan coils, equipment connections, insulation, air terminals, dampers, hangers, etc. within Base Building areas.	X	
Restroom exhaust for Base Building area restrooms	X	
Restroom exhaust for new restrooms built within Tenant Premises		X
Electric room ventilation system for Base Building electrical closets with base building heat generating equipment	X	
Electric room ventilation system for electrical closets within Tenant Premises and tenant heat gains in base building closets		X

CHARLES PARK: LANDLORD / TENANT MATRIX | 8

DocuSign Envelope ID: 95812A0E-597B-4C31-9F12-CB594CA06309

Work Letter – Tenant Build

One Charles Park – Suite 501/Omega Therapeutics - Page 9

SGA

TENANT MATRIX

CHARLES PARK

ONE CHARLES PARK
CAMBRIDGE, MA
5192.00

09.30.2021

ARCHITECTURE | PLANNING
INTERIOR DESIGN | VDC
BRANDED ENVIRONMENTS

BOSTON
200 HIGH ST, FLOOR 2
BOSTON, MA 02110

NEW YORK
54 W 21ST ST, SUITE 804
NEW YORK, NY 10010

SGA-ARCH.COM
857.300.2610

DESCRIPTION (Lab/Office)	RESPONSIBILITY	
	Landlord	Tenant
HEATING, VENTILATION, AIR CONDITIONING (Continued)		
Sound attenuation for Base Building equipment to comply with Zoning Ordinance	X	
Sound attenuation for Tenant equipment to comply with Zoning Ordinance		X
Additional/ dedicated cooling equipment for Tenant requirements		X
Hot water and chilled water risers for future tenant office HVAC distribution systems	X	
Fan coils, heat pumps, chilled beams and associated distribution and controls to support office HVAC.		X
Heating Capacity (Boilers+ Heat Recovery) Office: 30 BTU/SF Lab: 150 BTU/SF	X	
Chiller Capacity – Office: 350 SF / Ton Lab: 100 SF/Ton	X	
Supply air handling units with MERV 15 filtration, heat recovery coils, chilled water cooling coils, and multiple supply fans sized for approximately 1.75 CFM/SF for lab areas and 0.25 CFM/SF for office areas using a 60/40 Lab/office ratio.	X	
Exhaust air handling units with MERV 8 filtration, heat recovery coils and multiple exhaust fans sized for approximately 1.75 CFM/SF for lab areas and 0.25 CFM/SF for office areas using a 60/40 Lab/office ratio	X	
Supply air duct risers with takeoff at each floor including fire/smoke damper and volume damper.	X	
Supply air distribution from duct shaft takeoff to tenant supply air requirements in tenant premises		X
Exhaust air duct risers with sub-duct takeoff at each floor including volume damper	X	
Exhaust air distribution from duct shaft takeoff to tenant exhaust air requirements in tenant premises		X
Exhaust systems including ductwork, risers, roof mounted fans, etc serving specialized tenant requirements (hazardous exhaust, vivarium systems, high static requirements, etc)		X
ELECTRICAL		
Diesel life safety generator with sound attenuation to comply with local zoning ordinance	X	
Natural Gas Tenant Optional Standby Generator with sound attenuation to comply with local zoning ordinance	X	
Rogers 480/277V bus riser in electrical closets for Tenant connection, Charles 480/277V distribution panels.	X	

CHARLES PARK: LANDLORD / TENANT MATRIX | 9

DocuSign Envelope ID: 95812A0E-597B-4C31-9F12-CB594CA06309

Work Letter – Tenant Build

One Charles Park – Suite 501/Omega Therapeutics - Page 10

TENANT MATRIX
CHARLES PARK
ONE CHARLES PARK
CAMBRIDGE, MA
5192.00
09.30.2021

DESCRIPTION (Lab/Office)	RESPONSIBILITY	
	Landlord	Tenant
Bus plug, check meter, and disconnect for bus tie in at Rogers	X	
Electric Check meter on tenant distribution panels at Charles to lights, plugs, HVAC and general power on floor, compatible with and tied back to Landlord BMS Metering System	X	
Standby power distribution within Tenant Premises		X
Lighting and power distribution for Base Building areas	X	
Lighting and power distribution for Tenant Premises		X
Life safety emergency lighting/signage including panels and circuit breakers for Base Building areas	X	
Life safety emergency lighting/signage for Tenant Premises		X
Tenant panels, transformers, etc. for tenant areas		X
Panels, transformers, etc serving base building areas	X	
Allocation of building power for Tenant use (w/USF): • Office Lighting: 1.5w / SF • Office Power: 5w / SF • Office Mech: 1.5w / SF • Lab Lighting: 1.5w / SF • Lab Power: 12w / SF • Lab Mech: 1.5w / SF	X	
Allocation of building emergency power for Tenant use (w/SF): • Tenant Life Safety: 0.25w / SF	X	
Allocation of building optional standby power for Tenant use (w/Lab USF based on 60/40 lab/office ratio): • Tenant Standby Power: 5w / SF	X	
Lighting protection system for base building and all base building equipment.	X	
Extension of base building lightning protection system for new tenant equipment.		X
FIRE ALARM		
Base Building fire alarm system with devices within Base Building areas	X	
Fire alarm sub panels and devices for Tenant Premises with integration into Base Building system		X
Alteration to fire alarm system to facilitate Tenant program		X

ARCHITECTURE | PLANNING
INTERIOR DESIGN | VDC
BRANDED ENVIRONMENTS

BOSTON
200 HIGH ST, FLOOR 2
BOSTON, MA 02110

NEW YORK
54 W 21ST ST, SUITE 804
NEW YORK, NY 10010

SGA-ARCH.COM
857.300.2610

CHARLES PARK: LANDLORD / TENANT MATRIX | 10

DocuSign Envelope ID: 95812A0E-597B-4C31-9F12-CB594CA06309

Work Letter – Tenant Build

One Charles Park – Suite 501/Omega Therapeutics - Page 11

TENANT MATRIX

CHARLES PARK

ONE CHARLES PARK
CAMBRIDGE, MA
5192.00

09.30.2021

DESCRIPTION (Lab/Office)	RESPONSIBILITY	
	Landlord	Tenant
TELEPHONE/DATA		
Underground local exchange carrier service to primary demarcation room	X	
Service from primary demarcation room to secondary demarcation room	X	
Tel/data riser closet	X	
Tenant tel./data rooms		X
Pathways from demarcation room directly into Tenant tel./data rooms		X
Tel./Data cabling (demarcation rms. to intermediate distribution frame rms.)		X
Tel./Data cabling from demarcation room and/ or intermediate distribution frame rooms to Tenant tel./data room		X
Fiber optic service for Tenant use		X
Tel./data infrastructure including, but not limited to, servers, computers, phone systems, switches, routers, MUX panels, equipment racks, ladder racks, etc.		X
Provisioning of circuits and service from service providers		X
Audio visual systems and support		X
Station cabling from Tenant tel./data room to all Tenant locations, within the suite and exterior to the suite, if needed		X
SECURITY		
Card access at Building entries and Elevators	X	
Card access into or within Tenant Premises on separate Tenant installed and managed system		X
Video camera coverage of Tenant Premises on separate Tenant installed and managed system		X

ARCHITECTURE | PLANNING
INTERIOR DESIGN | VDC
BRANDED ENVIRONMENTS

BOSTON
200 HIGH ST, FLOOR 2
BOSTON, MA 02110

NEW YORK
54 W 21ST ST, SUITE 804
NEW YORK, NY 10010

SGA-ARCH.COM
857.300.2610

CHARLES PARK: LANDLORD / TENANT MATRIX | 11

For the avoidance of doubt, it is understood that all wattages, pressures, volumes and other capacities referenced or specified in this Schedule 1 are included only to specify capacities for which applicable systems are designed.

DocuSign Envelope ID: 95812A0E-597B-4C31-9F12-CB594CA06309

Work Letter – Tenant Build

One Charles Park – Suite 501/Omega Therapeutics - Page 12

Schedule 2 Core Schedule

Commodore Builders

21-0098 - One Rogers / One Charles

Summary Level Schedule

Proposed core schedule

Name	At Completion Duration	Start	Finish
21-0098 - One Rogers / One Charles	617d	01-Feb-21 A	28-Jun-23
Design	151d	01-Feb-21 A	02-Sep-21
Base Building Design	151d	01-Feb-21 A	02-Sep-21
Life Safety / Permit Documents	34d	01-Feb-21 A	19-Mar-21 A
90% Design Development Set (LL Equipment Specs & GMAX)	88d	22-Mar-21 A	23-Jul-21 A
100% Construction Documents	29d	26-Jul-21 A	02-Sep-21
Preconstruction	147d	22-Mar-21 A	18-Oct-21
Base Building Estimating, Scheduling, and Planning	147d	22-Mar-21 A	18-Oct-21
Base Building Life Safety Estimate and Schedule	20d	22-Mar-21 A	16-Apr-21 A
Base Building GMP Estimate and Schedule	32d	26-Jul-21 A	08-Sep-21
Procure Early Equipment	25d	26-Jul-21 A	27-Aug-21
GMP - Pricing	32d	26-Jul-21 A	08-Sep-21
CD Pricing Reconciliation and Remaining Trade Releases	30d	03-Sep-21	18-Oct-21
Procurement	254d	20-Jul-21	20-Jul-22
Base Building Subcontractor & Material/Equipment Procurement	254d	20-Jul-21	20-Jul-22
Base Building Subcontractor Awards	32d	09-Sep-21	25-Oct-21
Critical Subcontractor Interviews and Awards	13d	09-Sep-21	27-Sep-21
Phase 2 - Awards - Remaining Trades (Post CD's)	5d	19-Oct-21	25-Oct-21
Procurement -Mat. and Equip., Base Building	254d	20-Jul-21	20-Jul-22
03 - Concrete	60d	28-Sep-21	23-Dec-21
05 - Misc. Metals	103d	28-Sep-21	23-Feb-22
05 - Structural Steel	108d	16-Sep-21	17-Feb-22
07 - Roofing	68d	27-Oct-21	01-Feb-22
07 - Applied Fireproofing	40d	26-Oct-21	22-Dec-21
08 - Doors, Frames, and Hardware	40d	26-Oct-21	22-Dec-21
09 - Framing and Drywall	35d	28-Sep-21	17-Nov-21
14 - Elevator	158d	28-Sep-21	12-May-22
21 - Fire Suppression	137d	20-Jul-21	01-Feb-22
22 - Plumbing	153d	28-Sep-21	05-May-22
23 - HVAC	223d	30-Aug-21	18-Jul-22
26 - Electrical	213d	16-Sep-21	20-Jul-22

2021
2022
2023
Aug
Sep
Oct
Nov
Dec
Jan
Feb
Mar
Apr
May
Jun
Jul
Aug
Sep
Oct
Nov
Dec
Jan
Feb
Mar
Apr
May
Jun
Jul
Design
Base Building Design
90% Design Development Set (LL Equipment Specs & GMAX)
100% Construction Documents
Preconstruction
Base Building Estimating, Scheduling, and Planning
Base Building GMP Estimate and Schedule
Procure Early Equipment
GMP - Pricing
30d CD Pricing Reconciliation and Remaining Trade Releases
Procurement
Base Building Subcontractor & Material/Equipment Procurement
32d Base Building Subcontractor Awards
13d Critical Subcontractor Interviews and Awards
5d Phase 2 - Awards - Remaining Trades (Post CD's)
Procurement - Mat. and Equip., Base Building
60d 03 - Concrete
103d 05 - Misc. Metals
108d 05 - Structural Steel
68d 07 - Roofing
40d 07 - Applied Fireproofing
40d 08 - Doors, Frames, and Hardware
35d 09 - Framing and Drywall
158d 14 - Elevator
21 - Fire Suppression
153d 22 - Plumbing
223d 23 - HVAC
213d 26 - Electrical

DocuSign Envelope ID: 95812A0E-597B-4C31-9F12-CB594CA06309

One Charles Park – Suite 501/Omega Therapeutics - Page 1

EXHIBIT D TO LEASE ACKNOWLEDGMENT OF COMMENCEMENT DATE

This ACKNOWLEDGMENT OF COMMENCEMENT DATE is made this ______ day of_________

,____, between ARE-MA REGION NO. 94, LLC, a Delaware limited liability company (“Landlord”), and OMEGA THERAPEUTICS, INC., a Delaware corporation (“Tenant”), and is attached to and made a part of the Lease dated ______________________, _______(the “Lease”), by and between Landlord and Tenant. Any initially capitalized terms used but not defined herein shall have the meanings given them in the Lease.

Landlord and Tenant hereby acknowledge and agree, for all purposes of the Lease, that the Commencement Date is _____________, _______, the Phase 2 Commencement Date is _______________, ________, and the termination date of the Base Term of the Lease shall be midnight on ____________________, _________. In case of a conflict between the terms of the Lease and the terms of this Acknowledgment of Commencement Date, this Acknowledgment of Commencement Date shall control for all purposes.

IN WITNESS WHEREOF, Landlord and Tenant have executed this ACKNOWLEDGMENT OF COMMENCEMENT DATE to be effective on the date first above written.

TENANT:

OMEGA THERAPEUTICS, INC.,

a Delaware corporation

By:
Its:

[ ] I hereby certify that the signature, name, and title above are my signature, name and title.

LANDLORD:

ARE-MA REGION NO. 94, LLC,

a Delaware limited liability company

By: ALEXANDRIA REAL ESTATE EQUITIES, L.P.,

a Delaware limited partnership,

managing member

By: ARE-QRS CORP.,

a Maryland corporation

general partner

By:
Print name:
Title:

DocuSign Envelope ID: 95812A0E-597B-4C31-9F12-CB594CA06309

Rules and Regulations

One Charles Park – Suite 501/Omega Therapeutics - Page 1

EXHIBIT E TO LEASE

Rules and Regulations

1.
The sidewalk, entries, and driveways of the Project shall not be obstructed by Tenant, or any Tenant Party, or used by them for any purpose other than ingress and egress to and from the Premises.

2.
Tenant shall not place any objects, including antennas, outdoor furniture, etc., in the parking areas, landscaped areas or other areas outside of its Premises, or on the roof of the Project.

3.
Except for animals assisting the disabled, no animals shall be allowed in the offices, halls, or corridors in the Project.

4.
Tenant shall not disturb the occupants of the Project or adjoining buildings by the use of any radio or musical instrument or by the making of loud or improper noises.

5.
If Tenant desires telegraphic, telephonic or other electric connections in the Premises, Landlord or its agent will direct the electrician as to where and how the wires may be introduced; and, without such direction, no boring or cutting of wires will be permitted. Any such installation or connection shall be made at Tenant’s expense.

6.
Tenant shall not install or operate any steam or gas engine or boiler, or other mechanical apparatus in the Premises, except as specifically approved in the Lease. The use of oil, gas or inflammable liquids for heating, lighting or any other purpose is expressly prohibited. Explosives or other articles deemed extra hazardous shall not be brought into the Project.

7.
Parking any type of recreational vehicles is specifically prohibited on or about the Project. Except for the overnight parking of operative vehicles, no vehicle of any type shall be stored in the parking areas at any time. In the event that a vehicle is disabled, it shall be removed within 48 hours. There shall be no “For Sale” or other advertising signs on or about any parked vehicle. All vehicles shall be parked in the designated parking areas in conformity with all signs and other markings. All parking will be open parking, and no reserved parking, numbering or lettering of individual spaces will be permitted except as otherwise set forth in the Lease.

8.
Tenant shall maintain the Premises free from rodents, insects and other pests.

9.
Landlord reserves the right to exclude or expel from the Project any person who, in the judgment of Landlord, is intoxicated or under the influence of liquor or drugs or who shall in any manner do any act in violation of the Rules and Regulations of the Project.

10.
Tenant shall not cause any unnecessary labor by reason of Tenant’s carelessness or indifference in the preservation of good order and cleanliness. Landlord shall not be responsible to Tenant for any loss of property on the Premises, however occurring, or for any damage done to the effects of Tenant by the janitors or any other employee or person.

11.
Tenant shall give Landlord prompt notice of any defects in the water, lawn sprinkler, sewage, gas pipes, electrical lights and fixtures, heating apparatus, or any other service equipment affecting the Premises.

12.
Tenant shall not permit storage outside the Premises, including without limitation, outside storage of trucks and other vehicles, or dumping of waste or refuse or permit any harmful materials to be placed in any drainage system or sanitary system in or about the Premises.

13.
All moveable trash receptacles provided by the trash disposal firm for the Premises must be

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kept in the trash enclosure areas, if any, provided for that purpose.

14.
No auction, public or private, will be permitted on the Premises or the Project.

15.
No awnings shall be placed over the windows in the Premises except with the prior written consent of Landlord.

16.
The Premises shall not be used for lodging, sleeping or cooking (except that Tenant may use microwave ovens, toasters and coffee makers in the Premises for the benefit of Tenant’s employees and contractors in an area designated for such items, but only if the use thereof is at all times supervised by the individual using the same) or for any immoral or illegal purposes or for any purpose other than that specified in the Lease. No gaming devices shall be operated in the Premises.

17.
Tenant shall ascertain from Landlord the maximum amount of electrical current which can safely be used in the Premises, taking into account the capacity of the electrical wiring in the Project and the Premises and the needs of other tenants, and shall not use more than such safe capacity. Landlord’s consent to the installation of electric equipment shall not relieve Tenant from the obligation not to use more electricity than such safe capacity.

18.
Tenant assumes full responsibility for protecting the Premises from theft, robbery and pilferage.

19.
Tenant shall not install or operate on the Premises any machinery or mechanical devices of a nature not directly related to Tenant’s ordinary use of the Premises and shall keep all such machinery free of vibration, noise and air waves which may be transmitted beyond the Premises.

20.
Tenant shall cause any vendors and other service providers hired by Tenant to perform services at the Premises or the Project to maintain in effect workers’ compensation insurance as required by Legal Requirements and commercial general liability insurance with coverage amounts reasonably acceptable to Landlord. Tenant shall cause such vendors and service providers to name Landlord and Alexandria Real Estate Equities, Inc. as additional insureds under such policies and shall provide Landlord with certificates of insurance evidencing the required coverages (and showing Landlord and Alexandria Real Estate Equities, Inc. as additional insureds under such policies) prior to the applicable vendor or service provider providing any services to Tenant at the Project.

21.
Neither Tenant nor any of the Tenant Parties shall have the right to photograph, videotape, film, digitally record or by any other means record, transmit and/or distribute any images, pictures or videos of all or any portion of the Premises or the Project that could identify the Project or the name of the Project, or that identify Landlord or any other tenants or any affiliates of Landlord or any other tenants. The foregoing is not meant to prohibit individual employees from taking and disseminating photos of themselves or other people within the Premises or at the Project so long as neither the Building nor any proprietary information, equipment or improvements of Landlord are included within such photos.

22.
Tenant shall regularly review the guidelines published by the Centers for Disease Control (CDC) and any state and/or local Governmental Authorities, and will implement the practices and procedures suggested thereby, as well as industry standard best practices, to prevent the spread of Infectious Conditions, including, without limitation, COVID-19.

23.
Landlord shall have the right to (a) require tenants to implement and enforce reasonable screening and tracking protocols intended to identify and track the activity at the Project of employees, agents, contractors and visitors seeking access to or accessing the Premises and or the Project exhibiting flu-like symptoms or symptoms consistent with those associated with any currently known or unknown Infectious Conditions including, without limitation, COVID-19 (collectively, “Symptoms”), (b) require tenant employees, agents, contractors and visitors to comply with reasonable screening and tracking protocols implemented by Landlord, Landlord’s property manager and/or any operator of Project Amenities, intended

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to identify and track the activity at the Project of individuals seeking access to or accessing the Premises or the Project (including the Project Amenities) exhibiting Symptoms, (c) require tenants to implement and enforce protocols to prohibit individuals exhibiting Symptoms, from accessing the Premises and/or the Project, (d) require tenants to immediately report to Landlord incidences of (i) tenant employees, agents, contractors and visitors accessing the Premises or any portion of the Project while exhibiting Symptoms, and/or (ii) tenant employees, agents, contractors and visitors known to have accessed the Premises or the Project being diagnosed with an Infectious Condition including, without limitation, COVID-19.

24.
Landlord may exclude or expel from the Project any person that has Symptoms associated with any currently known or unknown Infectious Condition including, without limitation, COVID- 19.

25.
Notwithstanding anything to the contrary contained herein, if, at any time during the Term, Landlord becomes aware that any Tenant Party exhibiting Symptoms (that is subsequently diagnosed with an Infectious Condition) and/or a Tenant Party diagnosed with an Infectious Condition had access to the Premises or any portion of the Project (including, without limitation, the Project Amenities), Tenant shall be responsible for any deep cleaning reasonably required within the Premises and any reasonable costs incurred by Landlord to perform additional or deep cleaning of the Common Areas of the Project or to take other measures deemed reasonably necessary or prudent by Landlord which are intended to limit the spread of such Infectious Condition due to such Tenant Party’s presence at the Project.

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EXHIBIT F TO LEASE TENANT’S PERSONAL PROPERTY

None.

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EXHIBIT G TO LEASE

FORM OF SHARED SPACE CONSENT

This Consent (this “Consent”) is made as of ____________, 202__, by and among ARE-MA REGION NO. 94, LLC, a Delaware limited liability company, having an address of 26 North Euclid Avenue, Pasadena, California 91101 (“Landlord”), on the one hand, and OMEGA THERAPEUTICS, INC., a Delaware corporation (“Tenant”), having an address of _________________, and (“Space Occupant”), having an address of _______________, having an address of ____________, with reference to the following Recitals.

R E C I T A L S

A.
Landlord and Tenant have entered into that certain Lease Agreement dated November

, 2021 (as the same may have been amended and may be in the future be amended, the “Lease”) wherein Tenant leases certain premises consisting of approximately 89,246 rentable square feet (the “Premises”) in a building known as One Charles Park, Cambridge, Massachusetts.

B.
Tenant desires to permit Space Occupant to use and occupy a portion of the Premises (the “Licensed Premises”) more particularly described in and pursuant to the provisions of that certain License Agreement dated as of __________, 20 (the “License”), a copy of which is attached hereto as Exhibit A.

C.
Tenant desires to obtain Landlord’s consent to the License.

NOW, THEREFORE, in consideration of the foregoing and the agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord hereby consents to the license of the Licensed Premises to Space Occupant, such consent being subject to and upon the following terms and conditions to which Tenant and Space Occupant hereby agree:

1.
All initially capitalized terms not otherwise defined in this Consent shall have the meanings set forth in the Lease unless the context clearly indicates otherwise.

2.
This Consent shall not be effective and the License shall not be valid unless and until Landlord shall have received: (a) a fully executed copy of the License, (b) an executed counterpart of this Consent executed by Tenant and Space Occupant, and (c) an insurance certificate from Space Occupant, as insured, evidencing no less than the insurance requirements set forth in Section 17 of the Lease. Tenant and Space Occupant each represent and warrant to Landlord that the copy of the License attached hereto as Exhibit A is true, correct and complete.

3.
Landlord neither approves nor disapproves the terms, conditions and agreements contained in the License, all of which shall be subordinate and at all times subject to: (a) all of the covenants, agreements, terms, provisions and conditions contained in the Lease, (b) superior ground leases, mortgages, deeds of trust, or any other hypothecation or security now existing or hereafter placed upon the real property of which the Premises are a part and to any and all advances secured thereby and to all renewals, modifications, consolidations, replacements and extensions thereof, and (c) all matters of record affecting the Premises and all laws, ordinances and regulations now or hereafter affecting the Premises.

4.
Notwithstanding anything in the License to the contrary:

(a)
Landlord and Space Occupant each hereby release the other, and waive their respective rights of recovery against the other for direct or consequential loss or damage arising out of or incident to the perils covered by property insurance carried by such party to the extent of such insurance and waive any right of subrogation which might otherwise exist in or accrue to any person on account thereof.

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(b)
Tenant and Space Occupant agree to each of the terms and conditions of this Consent, and upon any conflict between the terms of the License and this Consent, the terms of this Consent shall control.

(c)
If Landlord terminates the Lease as a result of a default by Tenant thereunder or the Lease terminates for any other reason, Landlord shall have no responsibility, liability or obligation to Space Occupant, and the License shall automatically terminate concurrently therewith.

5.
Tenant hereby indemnifies and agrees to hold Landlord harmless from and against any loss or liability arising from any commissions or fees payable in connection with the License.

6.
Space Occupant waive all rights of recovery against Landlord for direct or consequential loss or damage arising out of or incident to the perils covered by property insurance carried or required be carried by Landlord and waives any right of subrogation which might otherwise exist in or accrue to Space Occupant on account thereof.

7.
Tenant and Space Occupant agree not to make any amendment to the License that would be contrary to the terms of the Lease or this Consent. Tenant and Space Occupant further agree that the License will not be modified or amended in any way without prior written notice to Landlord.

8.
This Consent may not be changed orally, but only by an agreement in writing signed by Landlord and the party against whom enforcement of any change is sought.

9.
This Consent may be executed in 2 or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature process complying with the U.S. federal ESIGN Act of 2000) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes. Electronic signatures shall be deemed original signatures for purposes of this Lease and all matters related thereto, with such electronic signatures having the same legal effect as original signatures.IN WITNESS WHEREOF, Landlord and Tenant have executed this Consent as of the day and year first above written.

10.
This Consent and the legal relations between the parties hereto shall be governed by and construed and enforced in accordance with the internal laws of Commonwealth of Massachusetts, without regard to its principles of conflicts of law.

11.
Tenant and Space Occupant are currently (a) in compliance with (and are required to at all times during the term of the License to remain) in compliance with the regulations of the Office of Foreign Assets Control (“OFAC”) of the U.S. Department of Treasury and any statute, executive order, or regulation relating thereto (collectively, the “OFAC Rules”), (b) not listed on, and shall not during the term of the License be listed on, the Specially Designated Nationals and Blocked Persons List, Foreign Sanctions Evaders List, or the Sectoral Sanctions Identification List, which are all maintained by OFAC and/or on any other similar list maintained by OFAC or other governmental authority pursuant to any authorizing statute, executive order, or regulation, and (c) not a person or entity with whom a U.S. person is prohibited from conducting business under the OFAC Rules.

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IN WITNESS WHEREOF, Landlord, Tenant and Space Occupant have caused their duly authorized representatives to execute this Consent as of the date first above written.

LANDLORD:

ARE-MA REGION NO. 94, LLC,

a Delaware limited liability company

By: ALEXANDRIA REAL ESTATE EQUITIES, L.P.,

a Delaware limited partnership,

managing member

By: ARE-QRS CORP.,

a Maryland corporation

general partner

By:
Print name:
Title:

TENANT:

OMEGA THERAPEUTICS, INC.,

a Delaware corporation

By:
Its:

[ ] I hereby certify that the signature, name, and title above are my signature, name and title.

SPACE OCCUPANT:

__________________________, a ___________________

By:
Its:

[ ] I hereby certify that the signature, name, and title above are my signature, name and title.